As filed with the Securities and Exchange Commission on
June 28, 2010

Registration No. 333-515
811-07513

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------

FORM N-1A
----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
----
----
Pre-Effective Amendment No.	/ /
----
----
Post-Effective Amendment No. 108	/ X /
and	----

----
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
ACT OF 1940	----
----
Amendment No. 109	/ X /
(Check appropriate box or boxes)	----

---------------
PUTNAM FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code
(617) 292-1000

-----------------

It is proposed that this filing will become effective
(check appropriate box)

----
/ / immediately upon filing pursuant to paragraph (b)
----
----
/ X / on June 30, 2010 pursuant to paragraph (b)
----
----
/ / 60 days after filing pursuant to paragraph (a)(1)
----
----
/ / on (date) pursuant to paragraph (a)(1)
----
----
/ / 75 days after filing pursuant to paragraph (a)(2)
----
----
/ / on (date) pursuant to paragraph (a)(2) of Rule 485.
----

If appropriate, check the following box:
----
/ / this post-effective amendment designates a new
---- effective date for a previously filed post-effective amendment.

--------------
BETH S. MAZOR, Vice President
PUTNAM FUNDS TRUST
One Post Office Square
Boston, Massachusetts 02109
(Name and address of agent for service)
---------------
Copy to:

JOHN W. GERSTMAYR, Esquire
ROPES & GRAY LLP
One International Place
Boston, Massachusetts 02110
---------------------

This Post-Effective Amendment relates solely to the Registrant's Putnam Income Strategies Fund and Putnam Floating Rate Income Fund series. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.


FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PISFX	PBIOX	PCIOX	Pending	Pending	PIIYX


Putnam
Income Strategies
Fund

Prospectus

6 | 30 | 10


Fund summary	2
What are the fund’s main investment strategies and related risks?	7
Who oversees and manages the fund?	14
How does the fund price its shares?	16
How do I buy fund shares?	17
How do I sell or exchange fund shares?	24
Policy on excessive short-term trading	27
Distribution plans and payments to dealers	30
Fund distributions and taxes	32
Financial highlights	34

Investment Category:	These securities have not been approved
Asset Allocation	or disapproved by the Securities and
This prospectus explains what	Exchange Commission nor has the
you should know about this	Commission passed upon the accuracy
mutual fund before you invest.	or adequacy of this prospectus. Any
Please read it carefully.	statement to the contrary is a crime.

Fund summary

Goal

Putnam Income Strategies Fund seeks current income consistent with what Putnam Investment Management, LLC (Putnam Management) believes to be prudent risk. Its secondary objective is capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares beginning on page 17 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original
	imposed on purchases	purchase price or	Redemption fee (as
	(as a percentage of	redemption proceeds,	a percentage of total
Share class	offering price)	whichever is lower)	redemption proceeds)
Class A	5.75%	NONE*	1.00%
Class B	NONE	5.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.50%	NONE*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)***

							Total
							annual
							fund
							operating
		Distri-			Total		expenses
		bution and		Acquired	annual		after
		service		fund	fund	Expense	expense
Share	Manage-	(12b-1)	Other	operating	operating	reim-	reim-
class	ment fees	fees	expenses	expenses	expenses	bursement	bursement
Class A	0.53%	0.25%	0.85%	0.01%	1.64%	(0.51)%	1.13%
Class B	0.53%	1.00%	0.85%	0.01%	2.39%	(0.51)%	1.88%
Class C	0.53%	1.00%	0.85%	0.01%	2.39%	(0.51)%	1.88%
Class M	0.53%	0.75%	0.85%	0.01%	2.14%	(0.51)%	1.63%
Class R	0.53%	0.50%	0.85%	0.01%	1.89%	(0.51)%	1.38%
Class Y	0.53%	N/A	0.85%	0.01%	1.39%	(0.51)%	0.88%

2	Prospectus

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

*** Restated to reflect projected expenses under a new management contract effective 1/1/2010 and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds and Putnam Management’s contractual obligation to limit certain fund expenses through June 30, 2011. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$684	$1,016	$1,370	$2,367
Class B	$691	$997	$1,429	$2,500
Class B (no redemption)	$191	$697	$1,229	$2,500
Class C	$291	$697	$1,229	$2,687
Class C (no redemption)	$191	$697	$1,229	$2,687
Class M	$510	$949	$1,414	$2,697
Class R	$140	$544	$974	$2,170
Class Y	$90	$390	$712	$1,624

Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 93%.

Investments, risks, and performance

Investments

The fund is an asset allocation fund with a strategic, or typical, allocation of investments of approximately 75% of net assets in fixed income investments and approximately 25% of net assets in equity investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from

Prospectus	3

time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range
Fixed Income	75%	50–95%
Equity	25%	5–50%

We invest mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies. We invest in bonds with short- to long-term maturities that are either investment-grade or below investment-grade in quality. We also invest in other fixed income securities, such as mortgage-backed investments. We may consider, among other things, credit, interest rate, and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We also invest, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. We may consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments.

We may also select other investments that do not fall within these asset classes. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer. These risks are usually greater for small and midsize companies. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the fund’s investments may default on payments of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investments traded in foreign currencies carry the risk of the adverse impact of exchange rates on values. International investments may

4	Prospectus

carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. Emerging-market securities can be illiquid. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The market may not favor growth- or value-style investing. Our allocation of assets between stocks and bonds may hurt performance. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Prospectus	5

Average annual total returns after sales charges
(for periods ending 12/31/09)

			Since inception
Share class	1 year	5 years	9/13/04
Class A before taxes	26.12%	1.19%	2.34%
Class A after taxes on distributions	23.06%	–0.63%	0.54%
Class A after taxes on distributions and
sale of fund shares	16.91%	0.01%	0.99%
Class B before taxes	27.94%	1.29%	2.55%
Class C before taxes	31.81%	1.61%	2.70%
Class M before taxes	28.59%	1.13%	2.27%
Class R before taxes	33.68%	2.16%	3.26%
Class Y before taxes	34.10%	2.61%	3.70%
Barclays Capital Aggregate Bond Index
(no deduction for fees, expenses or taxes)	5.93%	4.97%	4.91%
Russell 3000 Index (no deduction for fees,
expenses or taxes)	28.34%	0.76%	2.43%
Putnam Income Strategies Blended
Index (no deduction for fees, expenses or taxes)	11.59%	4.16%	4.54%

The Putnam Income Strategies Blended Index is an unmanaged index administered by Putnam Management, 75% of which is the Barclays Capital Aggregate Bond Index and 25% of which is the Russell 3000 Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-deferred arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jeffrey Knight, Portfolio Manager, portfolio manager of fund since 2004

Robert Kea, Portfolio Manager, portfolio manager of fund since 2004

Robert Schoen, Portfolio Manager, portfolio manager of fund since 2004

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial

6	Prospectus

investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund normally distributes any net investment income monthly and any net realized capital gains annually. These distributions will be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.


What are the fund’s main investment strategies and related risks?


This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund’s goal by investing mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations and corporate obligations. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.


Prospectus	7

• Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.


In evaluating the potential performance of an investment in the fund, investors may find it useful to compare the fund’s current dividend rate with its “yield”, which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore the fund might not benefit from any increase in value as a result of declining interest rates.


• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.


We invest mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may invest without limit in securities rated below investment-grade, including investments in the lowest category of the rating agency, and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment-grade sometimes referred to as “junk bonds”. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for

8	Prospectus

zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.


Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.


• Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Prospectus	9

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

• Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of diff erent industries, such as increases in production costs. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, such as the financial sector, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.


Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it.

Value stocks — Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

10	Prospectus


BOTH CLASSES

• Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.


• Foreign investments. Foreign investments involve certain special risks, including:

– Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

Prospectus	11

– Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

– Unreliable or untimely information: There may be less publicly available information about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

– Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

– Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

– Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

– Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets.

For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S.  companies that have significant foreign operations.

• Real estate investment trusts (REITs). A REIT pools investors’ funds for investment primarily in income-producing real estate properties or real estate-related loans (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and

12	Prospectus

industrial facilities, hotels, apartment buildings and healthcare facilities. When we invest in equity securities of REITs, those securities will be listed on national securities exchanges. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. For purposes of allocating the fund’s investments between fixed income and equity securities, equity securities of REITs will be considered equity securities and debt securities issued by REITs will be considered fixed income securities.

• Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities and bank loans. The fund may also loan its portfolio securities to earn income. These practices may be subject to other risks, as described in the SAI.

• Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily invest some or all of the fund’s assets using alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.


• Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.


• Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time the fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

Prospectus	13

• Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.


Who oversees and manages the fund?


The fund’s Trustees


As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. The Putnam Funds’ Board of Trustees includes Trustees who are elected by shareholder vote at least once every five years and at least 75% of whom are independent (not an officer of the fund or affiliated with Putnam Management).

The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the fund’s Trustees
Address correspondence to:

The Putnam Funds Trustees

One Post Office Square
Boston, MA 02109

14	Prospectus

The fund’s investment manager


The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in the fund’s annual report to shareholders dated February 28, 2010. Under a new management contract approved by shareholders and effective January 1, 2010, the fund pays a monthly fee to Putnam Management at an annual rate (as a percentage of the fund’s average net assets for the month) that varies based on the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of such funds investing in, or invested in by, other such funds, such as Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund, to the extent necessary to avoid “double counting” of such net assets), as determined at the close of each business day during the month. Under the fund’s prior management contract, the fund paid a monthly management fee at a rate based solely on the average net assets of the fund, as determined at the close of each business day during the month. Due to the expense limitations in effect during the fund’s last fiscal year, the fund did not pay a management fee to Putnam Management. See Fees and expenses — Annual fund operating expenses for details. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the fund) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Putnam Management and PIL have retained their affiliate The Putnam Advisory Company, LLC (PAC) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. Putnam Management or PIL, as applicable (and not the fund), will pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of

Prospectus	15

any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.

Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.


• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio Managers	Joined fund	Employer	Positions over past five years
Jeffrey Knight	2004	Putnam Management	Head of Global Asset Allocation
		1993 – Present	Previously, Deputy Head
			of Investments and Chief
			Investment Officer Global
			Asset Allocation
Robert Kea	2004	Putnam Management	Portfolio Manager
		1989 – Present	Previously, Quantitative Analyst
Robert Schoen	2004	Putnam Management	Portfolio Manager
		1997 – Present	Previously, Quantitative Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.


How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.


The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis

16	Prospectus

of valuations provided by an independent pricing service approved by the fund’s Trustees or a dealer selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.


The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to assess the fair value of foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. If events materially aff ecting the values of the fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

Prospectus	17


You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.


The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in a retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.


While the fund no longer issues certificates for fund shares, previously issued share certificates remain valid.


Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

• Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.

• Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

18	Prospectus


• Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.


• By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.

• By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares, and certain investors described below may also choose class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

• How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.

• How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000.


• Total expenses associated with each share class. As shown in the section entitled Fund summary — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.


Prospectus	19

Here is a summary of the differences among the classes of shares

Class A shares

• Initial sales charge of up to 5.75%

• Lower sales charges available for investments of $50,000 or more


• No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)


• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

Class B shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

• Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

• Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

• Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of 1.00% if shares are sold within one year of purchase

• Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time

• Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

20	Prospectus

Class M shares

• Initial sales charge of up to 3.50%

• Lower sales charges available for investments of $50,000 or more


• No deferred sales charge (except that a deferred sales charge of 0.65% may be imposed on certain redemptions of shares bought without an initial sales charge)


• Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time

• Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available to qualified plans only)

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time.

Class Y shares (available only to investors listed below)
The following investors may purchase class Y shares if approved by Putnam:

• qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

• bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

• corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

• college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

Prospectus	21

• other Putnam funds and Putnam investment products;


• investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Putnam;

• clients of a financial representative who are charged a fee for consulting or similar services;

• corporations, endowments, and foundations that have entered into an arrangement with Putnam; and


• fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Putnam.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge


• Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees.


Initial sales charges for class A and M shares

	Class A sales charge as		Class M sales charge as
	a percentage of*:		a percentage of*:
Amount of purchase at offering	Net amount	Offering	Net amount	Offering
price ($)	invested	price**	invested	price**
Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

**Offering price includes sales charge.

22	Prospectus

Reducing your class A or class M sales charge

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

• Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.


To calculate the total value of your existing accounts and any linked accounts, the fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.


• Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

Prospectus	23

• Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)


In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Investment Choices, then Mutual Funds, then Pricing policies, and in the SAI.


• Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of the fund or other Putnam funds. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. (See Policy on excessive short-term trading regarding sales or exchanges made within 7 days of purchase.) Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from

24	Prospectus

which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

• Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

• Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee.

• By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.

• By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.


• Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.


• Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

• Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation,

Prospectus	25

partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.


Deferred sales charges for class B, class C and certain class A and class M shares


If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%


A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase. Please see the SAI for more information. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.


Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

• Payment information. The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

26	Prospectus


• Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.


Policy on excessive short-term trading

• Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices when the

Prospectus	27

need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, such as stock of smaller issuers.

• Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

• Short-term trading fee. The fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 7 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to off set brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

28	Prospectus

• Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or the fund considers to be excessive or inappropriate, Putnam Management will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

• Account restrictions. In addition to enforcing these exchange parameters, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity may not have been detected by the fund’s current monitoring parameters.

• Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

Prospectus	29

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers


Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, the fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the section Fund summary — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

• Distribution and service (12b-1) plans. The fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost

30	Prospectus

you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

• Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under the heading Fund summary — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading Fund summary — Fees and expenses.


The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant

Prospectus	31

recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.


Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities noted in the SAI, to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion in the SAI under the heading Management — Investor Servicing Agent for more details.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2009 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affi liates and any services your dealer provides, as well as about fees and/or commissions it charges.


Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of this fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

32	Prospectus

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the fund. Generally, periodic distributions from the fund to the plan are reinvested in additional fund shares, although the plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.


For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than by how long you have owned your shares. Properly designated distributions of gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of bonds characterized as market discount are generally taxable to you as ordinary income. For taxable years beginning before January 1, 2011, properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the fund meet certain holding period and other requirements. At this point, it is unclear whether Congress will extend the treatment of certain dividends as “qualified dividend income” that is taxed at the long-term capital gain rate for one or more tax years beginning on or after January 1, 2011. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of this fund or other Putnam funds.


Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.


Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.


Prospectus	33

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, the fund’s investment in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

The fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.


Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.


The above is a general summary of the tax implications of investing in the fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

34	Prospectus

This page intentionally left blank.

Prospectus	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
	Net asset		Net realized			From net						Ratio of	investment
	value,		and unrealized	Total from	From net	realized			Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	Redemption	value, end	at net asset	end of period	average net	to average net	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	assets (%) [c,d]	assets (%) [d]	turnover (%) [e]

Class A
February 28, 2010	$6.69	.36	2.54	2.90	(.59)	—	(.59)	— [f]	$9.00	44.22	$13,694.75		4.31	93.03
February 28, 2009	10.42	.45	(3.49)	(3.04)	(.69)	—	(.69)	— [f]	6.69	(30.00)	9,116.74		4.92	144.95
February 29, 2008	11.06	.45	(.60)	(.15)	(.44)	(.05)	(.49)	— [f]	10.42	(1.42)	14,503.71		4.09	112.08
February 28, 2007	10.44	.45	.62	1.07	(.44)	(.01)	(.45)	— [f]	11.06	10.53	12,621.75		4.21	82.66
February 28, 2006	10.49	.38	.01	.39	(.35)	(.09)	(.44)	—	10.44	3.80	8,593.88		3.58	70.56

Class B
February 28, 2010	$6.67	.30	2.52	2.82	(.52)	—	(.52)	— [f]	$8.97	43.13	$846	1.50	3.69	93.03
February 28, 2009	10.39	.38	(3.48)	(3.10)	(.62)	—	(.62)	— [f]	6.67	(30.55)	876	1.49	4.14	144.95
February 29, 2008	11.03	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [f]	10.39	(2.14)	1,669	1.46	3.34	112.08
February 28, 2007	10.43	.37	.61	.98	(.37)	(.01)	(.38)	— [f]	11.03	9.60	1,068	1.50	3.50	82.66
February 28, 2006 †	10.64	.15	(.12) [g]	.03	(.15)	(.09)	(.24)	—	10.43	.25 *	233	.81 *	1.48 *	70.56

Class C
February 28, 2010	$6.67	.29	2.54	2.83	(.53)	—	(.53)	— [f]	$8.97	43.15	$2,940	1.50	3.55	93.03
February 28, 2009	10.40	.38	(3.49)	(3.11)	(.62)	—	(.62)	— [f]	6.67	(30.60)	2,159	1.49	4.22	144.95
February 29, 2008	11.04	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [f]	10.40	(2.13)	2,556	1.46	3.30	112.08
February 28, 2007	10.43	.37	.62	.99	(.37)	(.01)	(.38)	— [f]	11.04	9.69	1,090	1.50	3.48	82.66
February 28, 2006 †	10.64	.15	(.13) [g]	.02	(.14)	(.09)	(.23)	—	10.43	.23 *	221	.81 *	1.45 *	70.56

Class M
February 28, 2010	$6.68	.31	2.53	2.84	(.54)	—	(.54)	— [f]	$8.98	43.41	$388	1.25	3.68	93.03
February 28, 2009	10.40	.41	(3.48)	(3.07)	(.65)	—	(.65)	— [f]	6.68	(30.33)	95	1.24	4.41	144.95
February 29, 2008	11.04	.39	(.59)	(.20)	(.39)	(.05)	(.44)	— [f]	10.40	(1.92)	160	1.21	3.59	112.08
February 28, 2007	10.43	.40	.61	1.01	(.39)	(.01)	(.40)	— [f]	11.04	9.93	159	1.25	3.71	82.66
February 28, 2006 †	10.64	.17	(.14) [g]	.03	(.15)	(.09)	(.24)	—	10.43	.33 *	91	.70 *	1.62 *	70.56

Class R
February 28, 2010	$6.69	.34	2.55	2.89	(.57)	—	(.57)	— [f]	$9.01	44.04	$1	1.00	4.07	93.03
February 28, 2009	10.43	.43	(3.50)	(3.07)	(.67)	—	(.67)	— [f]	6.69	(30.24)	1.99		4.68	144.95
February 29, 2008	11.06	.42	(.58)	(.16)	(.42)	(.05)	(.47)	— [f]	10.43	(1.57)	1.96		3.87	112.08
February 28, 2007	10.44	.42	.62	1.04	(.41)	(.01)	(.42)	— [f]	11.06	10.23	1	1.00	3.95	82.66
February 28, 2006 †	10.64	.18	(.13) [g]	.05	(.16)	(.09)	(.25)	—	10.44	.49 *	1	.58 *	1.70 *	70.56

Class Y
February 28, 2010	$6.70	.45	2.47	2.92	(.61)	—	(.61)	— [f]	$9.01	44.53	$1,474.50		5.71	93.03
February 28, 2009	10.43	.47	(3.49)	(3.02)	(.71)	—	(.71)	— [f]	6.70	(29.81)	21,393.49		5.20	144.95
February 29, 2008	11.07	.42	(.54)	(.12)	(.47)	(.05)	(.52)	— [f]	10.43	(1.19)	37,444.46		3.89	112.08
February 28, 2007	10.45	.48	.62	1.10	(.47)	(.01)	(.48)	— [f]	11.07	10.77	109.50		4.48	82.66
February 28, 2006 ††	10.40	.16	.13 [g]	.29	(.15)	(.09)	(.24)	—	10.45	2.80 *	1	.30 *	1.61 *	70.56

See notes to financial highlights at the end of this section.

Financial highlights (Continued)

* Not annualized.


† For the period September 12, 2005 (commencement of operations) to February 28, 2006.

†† For the period October 4, 2005 (commencement of operations) to February 28, 2006.


a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements.


d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts:

	2/28/10	2/28/09	2/29/08	2/28/07	2/28/06

Class A	1.12%	0.99%	1.05%	2.94%	2.53%

Class B	1.12	0.99	1.05	2.94	1.60

Class C	1.12	0.99	1.05	2.94	1.60

Class M	1.12	0.99	1.05	2.94	1.60

Class R	1.12	0.99	1.05	2.94	1.60

Class Y	1.12	0.99	1.05	2.94	1.60

e Portfolio turnover excludes dollar-roll transactions.

f Amount represents less than $0.01 per share.


g The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

38	Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.


A 1.00% short-term trading fee may apply to exchanges of fund shares that are made within the applicable holding period. For certain global, international, high-yield, and small-cap funds, the fee will apply to shares held for 90 days or less. For other Putnam funds (other than money market funds), the fee will apply to shares held for seven days or less or 30 days or less, depending on the fund. Please read the prospectus of the applicable fund for more details.


Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll free at 1-800-225-1581.

Prospectus	39

For more information about
Putnam Income Strategies Fund


The fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the fund’s file number.


Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

File No. 811-07513	SP103 262213 6/10

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PISFX	PBIOX	PCIOX	Pending	Pending	PIIYX

Putnam Income Strategies Fund

A Series of Putnam Funds Trust

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)
6/30/10

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the fund's annual report or a prospectus dated 6/30/10, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.


Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

SAI_600 - 2010/06

I-1	SAI_600 - 2010/06

Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-6
PORTFOLIO MANAGERS	I-15
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL	I-17
STATEMENTS

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-11
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-19
TAXES	II-53
MANAGEMENT	II-63
DETERMINATION OF NET ASSET VALUE	II-83
INVESTOR SERVICES	II-84
SIGNATURE GUARANTEES	II-88
REDEMPTIONS	II-88
SHAREHOLDER LIABILITY	II-89
DISCLOSURE OF PORTFOLIO INFORMATION	II-89
PROXY VOTING GUIDELINES AND PROCEDURES	II-90
SECURITIES RATINGS	II-91
CLAIMS-PAYING ABILITY RATINGS	II-94
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-98
APPENDIX B - FINANCIAL STATEMENTS	II-114

I-2	SAI_600 - 2010/06

SAI
PART I

FUND ORGANIZATION AND CLASSIFICATION


Putnam Income Strategies Fund is a series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the Trust). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Prior to September 12, 2005, the fund was known as Putnam Income Opportunities Fund.


The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.


The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The fund has voluntarily undertaken to hold a shareholder meeting at least every five years.


I-3	SAI_600 - 2010/06

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell physical commodities, except as permitted by applicable law.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

I-4	SAI_600 - 2010/06

(7) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowing.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) The fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

I-5	SAI_600 - 2010/06

CHARGES AND EXPENSES

Management fees


Under a new management contract approved by shareholders and effective January 1, 2010, the fund pays a monthly fee to Putnam Investment Management, LLC, the fund's investment manager (Putnam Management), at an annual rate (as a percentage of the fund’s average net assets for the month) that varies based on the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of such funds investing in, or invested in by, other such funds, such as Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund, to the extent necessary to avoid "double-counting" of such net assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.680% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.460% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.450% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.445% of any excess thereafter.

Under the prior management contract dated August 3, 2007, the fund paid a monthly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the month, at the annual rate of:


0.65% of the first $500 million of average net asset value;
0.55% of the next $500 million of such average net asset value;
0.50% of the next $500 million of such average net asset value;
0.45% of the next $5 billion of such average net asset value;
0.425% of the next $5 billion of such average net asset value;
0.405% of the next $5 billion of such average net asset value;
0.39% of the next $5 billion of such average net asset value;
0.38% of the next $5 billion of such average net asset value;
0.37% of the next $5 billion of such average net asset value;
0.36% of the next $5 billion of such average net asset value;
0.35% of the next $5 billion of such average net asset value;
0.34% of the next $5 billion of such average net asset value;

I-6	SAI_600 - 2010/06

0.33% of the next $8.5 billion of such average net asset value; and
0.32% of any excess thereafter.


For the past three fiscal years, pursuant to the applicable management contract, the fund incurred the following fees:

			Amount
			management
			fee would
		Amount of	have been
	Management	management	without
Fiscal year	fee paid	fee waived	waivers
2010	$0	$170,887	$170,887
2009	$0	$321,919	$321,919
2008	$0	$235,249	$235,249


The amount of management fee waived for the most recent fiscal year resulted from the more limiting of the expense limitation arrangements set forth in “Lipper category expense limitation” under “Management – The Management Contract” in Part II of this SAI and in “Fund-specific expense limitation ” below.

Fund-specific expense limitation. Effective August 1, 2009 through July 31, 2010, Putnam Management and the Board of Trustees of the fund agreed to an expense limitation arrangement under which Putnam Management will waive fees (and to the extent necessary, bear other expenses) of the fund to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) would exceed an annual rate of 0.50% of the fund’s average net assets. By agreement between Putnam Management and the Board of Trustees of the fund, this fund-specific expense limitation will terminate on July 31, 2010. Please see “Management – The Management Contract” in Part II of this SAI for a description of other expense limitations that may apply to the fund. This fund-specific expense limitation, along with the other applicable expense limitations described under “Management – The Management Contract” in Part II of this SAI, replaced on August 1, 2009 the Lipper category expense limitation applicable to all funds and the custom Lipper expense limitation applicable to certain funds.


Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

Brokerage
Fiscal year	commissions
2010	$31,194
2009	$53,429
2008	$19,196

I-7	SAI_600 - 2010/06

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research services received by Putnam Management and its affiliates:

Dollar value of	Percentage of	Amount of
these transactions	total transactions	commissions
$4,277,154	0.82%	$6,676

At the end of fiscal 2010, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):


Broker-dealers or affiliates	Value of securities
held
Bank of America Corp.	$68,912
Citigroup, Inc.	$101,286
Credit Suisse Group	$9,551
Deutsche Bank AG	$5,272
Goldman Sachs Group, Inc. (The)	$30,227
JPMorgan Chase & Co.	$41,382
Merrill Lynch & Co., Inc.	$4,955
Morgan Stanley	$2,733
Wells Fargo & Co.	$49,368

Administrative expense reimbursement


The fund reimbursed Putnam Management for administrative services during fiscal 2010, including compensation of certain Trust officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:


Total	Portion of total reimbursement for
reimbursement	compensation and contributions
$7,936	$6,864

I-8	SAI_600 - 2010/06

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.


The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2009.


	Dollar range of Putnam	Aggregate dollar range of shares
	Income Strategies Fund shares	held in all of the Putnam funds
Name of Trustee	owned	overseen by Trustee
Ravi Akhoury	$1-$10,000	over $100,000
Jameson A. Baxter	$50,001-$100,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Myra R. Drucker	$1-$10,000	over $100,000
John A. Hill	over $100,000	over $100,000
Paul L. Joskow	$1-$10,000	over $100,000
Elizabeth T. Kennan	$10,001-$50,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$10,001-$50,000	over $100,000
*W. Thomas Stephens	$1-$10,000	over $100,000
Richard B. Worley	$1-$10,000	over $100,000
**Robert L. Reynolds	$1-$10,000	over $100,000

* Mr. Stephens, who retired from the Board of Trustees on March 31, 2008, was reelected to the Board of Trustees on May 14, 2009.

** Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an “interested person.”

Each independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustees meeting attended and for certain related services. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.


I-9	SAI_600 - 2010/06


The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund's most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	11
Board Policy and Nominating Committee	9
Brokerage Committee	7
Communications, Service and Marketing Committee	4
Contract Committee	16
Distributions Committee	11
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	10
Investment Oversight Committee B	10
Investment Oversight Committee C	10
Investment Oversight Committee D	10
Investment Oversight Committee E*	8
Investment Oversight Coordinating Committee	7
Pricing Committee	9

*This committee was formed in May 2009.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2010, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2009:


I-10	SAI_600 - 2010/06

COMPENSATION TABLE

		Pension or
		retirement	Estimated
		benefits	annual	Total
	Aggregate	accrued as	benefits from	compensation
	compensation	part of	all Putnam	from all
	from the	fund	funds upon	Putnam
Trustees/Year	fund	expenses	retirement(1)	funds(2)
Ravi Akhoury/2009(5)	$759	N/A	N/A	$259,167
Jameson A. Baxter/1994(3)	$667	$95	$110,500	$295,000
Charles B. Curtis/2001	$665	$70	$113,900	$285,000
Robert J. Darretta/2007	$639	N/A	N/A	$290,000
Myra R. Drucker/2004(3)	$667	N/A	N/A	$295,000
Charles E. Haldeman,
Jr./2004(7)	N/A	N/A	N/A	N/A
John A. Hill/1985(3)(4)	$755	$159	$161,700	$374,376
Paul L. Joskow/1997(3)	$667	$62	$113,400	$295,000
Elizabeth T.
Kennan/1992(3)	$667	$133	$108,000	$295,000
Kenneth R. Leibler/2006	$667	N/A	N/A	$295,000
Robert E. Patterson/1984	$667	$87	$106,500	$295,000
George Putnam, III/1984	$667	$75	$130,300	$295,000
Robert L. Reynolds/2008	N/A	N/A	N/A	N/A
W. Thomas
Stephens/1997(6)	$171	$131	$107,100	$139,167
Richard B. Worley/2004	$665	N/A	N/A	$285,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.


(2) As of December 31, 2009, there were 104 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of February 28, 2010, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Ms. Baxter - $1,223; Ms. Drucker - $359; Mr. Hill - $4,351; Dr. Joskow -$1,085; and Dr. Kennan - $142.


I-11	SAI_600 - 2010/06

(4) Includes additional compensation to Mr. Hill for service as Chairman of the Trustees of the Funds.

(5) Mr. Akhoury was elected to the Board of Trustees of the Putnam funds on February 12, 2009.


(6) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-election to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Haldeman retired from the Board of Trustees of the Putnam funds on June 30, 2009.


Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.


I-12	SAI_600 - 2010/06

Share ownership


At May 31, 2010, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund except class A, of which they owned 3.23%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.


Class	Shareholder name and address	Percentage
		owned


B	Edward D. Jones & Co.	8.53%
	201 Progress Parkway
	Maryland Heights, MO 63043-3009

B	U.S. Bancorp Investments Inc.	7.03%
	FBO 235786441
	60 Livingston Avenue
	Saint Paul, MN 55107-2292

B	NFS LLC FEBO	5.59%
	FBO: Marie M. Dykeman
	3827 Linden Avenue
	Philadelphia, PA 19114

C	MLPF&S For The Sole Benefit of	10.98%
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484

C	NFS LLC FEBO	6.34%
	Robert A. McArthur
	1085 Archer Lane
	Lansdale, PA 19446

M	Pershing, LLC	23.64%
	PO Box 2052
	Jersey City, NJ 07303

M	Rosa L. Cornelius / IRA Rollover Plan	54.50%
	1949 Baja Dr.
	Los Fresnos, TX 78566-4222

M	Citigroup Global Markets, Inc.	13.89%
	333 W 34th Street
	New York, NY 10001

R	Putnam Investments LLC	100.00%
	One Post Office Square
	Boston, MA 02109

I-13	SAI_600 - 2010/06

Class	Shareholder name and address	Percentage
		owned

Y	Merrill Lynch	51.04%
	4800 Deerlake Drive, E FL 3
	Jacksonville, FL 32246

Y*	Putnam Investments Profit Sharing Plan	33.05%

Y	Janney Montgomery Scott	5.14%
	1801 Market Street
	Philadelphia, PA 19103

Y	Dudley R. Davidson Jr.	5.09%
	4004 Loon Lake CT
	Linden, MI 48451

* The address for the name listed is: c/o Orchard Trust Company, LLC, as trustee or agent, 8515 E. Orchard Road, Greenwood Village, CO 80111.


Distribution fees


During fiscal 2010, the fund paid the following 12b-1 fees to Putnam Retail Management:


Class A	Class B	Class C	Class M	Class R
$29,437	$9,169	$25,880	$2,432	$5

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

		Sales charges retained
	Total front-	by Putnam Retail
	end sales	Management after	Contingent deferred sales
Fiscal year	charges	dealer concessions	charges
2010	$32,929	$5,929	$0
2009	$39,643	$7,143	$8
2008	$69,396	$8,502	$2,888

I-14	SAI_600 - 2010/06

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Contingent deferred
Fiscal year	sales charges
2010	$746
2009	$2,166
2008	$3,337

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Contingent deferred
Fiscal year	sales charges
2010	$1
2009	$190
2008	$668

Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

	Total front-	Sales charges retained by	Contingent deferred sales
	end sales	Putnam Retail Management after	charges
Fiscal year	charges	dealer concessions
2010	$756	$256	$0
2009	$117	$24	$0
2008	$349	$68	$0

Investor servicing fees

I-15	SAI_600 - 2010/06

During the 2010 fiscal year, the fund incurred $48,521 in fees for investor servicing provided by Putnam Investor Services, Inc.


PORTFOLIO MANAGERS


Other accounts managed


The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio managers managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

					Other accounts
					(including separate
					accounts, managed
					account programs and
	Other SEC-registered		Other accounts that		single-sponsor defined
Portfolio	open-end and closed-end		pool assets from more		contribution plan
Managers	funds		than one client		offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets


Jeffrey Knight	29*	$6,125,200,000	104	$7,837,700,000	1	$400,000

Robert Kea	29*	$6,125,200,000	96	$4,997,400,000	1	$100,000

Robert Schoen	29*	$6,125,200,000	99	$5,344,300,000	1	$300,000

* 2 accounts, with total assets of $710,700,000, pay an advisory fee based on account performance.

See "Management - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.

I-16	SAI_600 - 2010/06

Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is the Lipper Mixed-Asset Target Allocation Conservative Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages. The period over which performance is measured is the lesser of three years or the length of time which the portfolio manager has managed the fund.


Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance, qualitative performance factors and other considerations in Putnam's discretion. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

Ownership of securities

The dollar range of shares of the fund owned by the portfolio managers at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Dollar range of shares
Portfolio Managers	owned
Jeffrey Knight	$100,001-$500,000
Robert Kea	$0
Robert Schoen	$0

I-17	SAI_600 - 2010/06

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
FINANCIAL STATEMENTS


PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended February 28, 2010, filed electronically on April 28, 2010 (File No. 811-07513), are included in Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements incorporated by reference into the prospectus and included in Appendix B to this SAI have been so included and incorporated in reliance upon the report of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.


I-18	SAI_600 - 2010/06

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “Exchange”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are

May 21, 2010	II-1

reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A and class M shares. The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

May 21, 2010	II-2

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds, Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge reallowed		charge reallowed
		to dealers as a		to dealers as a
	Sales charge as a	percentage of	Sales charge as a	percentage of
Amount of transaction at	percentage of	offering price	percentage of	offering price
offering price ($)	offering price		offering price
Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge reallowed		charge reallowed
		to dealers as a		to dealers as a
	Sales charge as a	percentage of	Sales charge as a	percentage of
Amount of transaction at	percentage of	offering price	percentage of	offering price
offering price ($)	offering price		offering price
Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Taxable and Tax-Free Income Funds only (except for Money Market Funds and Putnam Floating Rate Income Fund):


May 21, 2010	II-3

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price
Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price
Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

*The funds will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Purchases of $500,000 or more of class A shares. (For Taxable and Tax-Free Income Funds and Absolute Return Funds only) Purchases of class A shares of one or more Putnam funds of $500,000 or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. The conditions above will apply unless the dealer of record has, with Putnam Retail Management’s approval, (i) waived its commission or (ii) agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

May 21, 2010	II-4

Subject to the exceptions stated in the preceding paragraph, a deferred sales charge of 1.00% will apply to class A shares and class T shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund that are obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge (if such original purchase was made at net asset value because it was in an amount equal to $500,000 or more), if the shares are redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (or, for Putnam Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of $1,000,000 or more of class A shares. (For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds, Global Sector Funds and RetirementReady® Funds only) Purchases of class A shares of one or more Putnam funds of $1 million or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. The conditions above will apply unless the dealer of record has, with Putnam Retail Management’s approval, (i) waived its commission or (ii) agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

Subject to the exceptions stated in the preceding paragraph, a deferred sales charge of 1.00% will apply to class A shares and class T shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund that are obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge (if such original purchase was made at net asset value because it was in an amount equal to $1 million or more), if the shares are redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (or, for Putnam Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Contingent sales charges for class M shares (rollover IRAs). Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.


May 21, 2010	II-5

Class M CDSC and dealer commission
All growth, blend, value, global sector and asset allocation
funds, Putnam Absolute Return 500 Fund and Putnam	0.65%
Absolute Return 700 Fund:

All income funds (except Putnam Floating Rate Income	0.40%
Fund and Putnam Money Market Fund):

Putnam Absolute Return 100 Fund, Putnam Absolute	0.30%
Return 300 Fund and Putnam Floating Rate Income Fund

Putnam Money Market Fund	0.15%


Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund and as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales. Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date; for Putnam Small Cap Growth Fund, on or around the end of the month five years after the purchase date; and for Mid Cap Value Fund, on or around the end of the month five and one half years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus does not assume conversion to class A shares.

May 21, 2010	II-6

Sales without sales charges, contingent deferred sales charges or short-term trading fees

The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not applicable to tax-exempt funds);

(iii) clients of administrators or other service providers of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not applicable to tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts;

(viii) college savings plans that qualify for tax-exempt treatment under section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and

(ix) investors who invest liquidation proceeds from Putnam closed-end funds.

In the case of paragraph (i) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

In addition to the categories enumerated above, in connection with settlements reached between certain firms and the Financial Industry Regulating Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying an initial sales charge.

May 21, 2010	II-7

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Exceptions to application of short-term trading fee. In addition to the exceptions noted in the fund’s prospectus, the short-term trading fee will not apply to automatic rebalancing arrangements entered into by Putnam Retail Management and dealers and also will not be imposed in cases of shareholder death or post-purchase disability or other circumstances in which a CDSC would be waived as stated above under “Other exceptions to application of CDSC.” In addition, the short-term trading fee will not apply to shares sold or exchanged by a Putnam fund-of-funds or a Section 529 college savings plan.

May 21, 2010	II-8

Ways to Reduce Initial Sales Charges—Class A and M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other Putnam funds. .

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code;

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

May 21, 2010	II-9

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a Simple IRA, SARSEP or SEP IRA; (iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and (v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employee benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

May 21, 2010	II-10

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Benefit Plans

Purchases of $1 million or more of class A shares. On sales of class A shares at net asset value to a qualified benefit plan or a health reimbursement account, Putnam Retail Management pays commissions monthly to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

Purchases of class R shares. Putnam Retail Management may, at its discretion, pay commissions of up to 1.00% on sales of class R shares. For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employee benefit plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

May 21, 2010	II-11

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, unless the dealer of record has waived the sales commission, or, in the case of dealers of record for a qualified benefit plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.


May 21, 2010	II-12

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Income-Growth Trust
0.25% for shares purchased after 12/31/89	The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Vista Fund
Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund

May 21, 2010	II-13


*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).


Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.00%	Putnam Money Market Fund


Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.

May 21, 2010	II-14


Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except the fund listed below

0.50%	Putnam Money Market Fund


Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.


Rate	Fund

0.65%	All growth, blend, value, global sector and asset
allocation funds currently making payments under a
class M distribution plan, and Putnam Absolute
Return 500 Fund and Putnam Absolute Return 700
Fund.

0.40%	All income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund and Putnam Money Market Fund)

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund and Putnam Floating Rate Income
Fund

0.15%	Putnam Money Market Fund


May 21, 2010	II-15

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all growth, blend, value, global sector and asset allocation funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund and Putnam Money Market Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).


Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan


A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).


Rate	Fund

0.25%	Putnam Money Market Fund


Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

May 21, 2010	II-16

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates will make payments to certain dealers for marketing support services, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer. These payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered.

Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Marketing support payments to any one dealer are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2009:


Advantage Capital Corporation	Morgan Stanley & Co. Incorporated

American General Securities Incorporated	Multi-Financial Securities Corporation

American Portfolios Financial Services, Inc.	Mutual Service Corporation

Ameriprise Financial Services, Inc.	National Planning Corporation

Associated Securities Corporation	New England Securities Corporation

AXA Advisors, LLC	NEXT Financial Group, Inc.

Banc of America Investment Services, Inc.	NFP Securities, Inc.

BancWest Investment Services, Inc.	Northwestern Mutual Investment Services, LLC

Cadaret, Grant & Co. Inc.	NRP Financial, Inc.

Cambridge Investment Research, Inc.	Oppenheimer & Co. Inc.

CCO Investment Services Corp.	People’s Securities

Chase Investment Services Corp.	PFS Investments, Inc.

Citigroup Global Markets, Inc	PNC Investments, LLC

Commonwealth Equity Services	Prime Vest Financial Services, Inc.

CUNA Brokerage Services, Inc.	Raymond James & Associates, Inc.

CUSO Financial Services, L.P.	Raymond James Financial Services, Inc.

Edward D. Jones & Co.	RBC Capital Markets Corporation

Financial Network Investment Corporation	Robert W. Baird & Co. Incorporated

FSC Securities Corporation	Royal Alliance Associates

Genworth Financial Securities Corp.	Sagepoint Financial, Inc.

HD Vest Investment Securities, Inc.	Securities America Financial Corporation, Inc.

May 21, 2010	II-17

ING Financial Partners	Signator Investors, Inc.

INVEST Financial Corporation	SII Investments

Investment Centers of America, Inc.	SunTrust Investment Services, Inc.

J.P. Morgan Securities Inc.	Tower Square Securities, Inc.

Janney Montgomery Scott LLC	U.S. Bancorp Investments, Inc.

Key Investment Services	UBS Financial Services Inc.

Lincoln Financial Advisors Corp.	UVEST Financial Services, Inc.

Lincoln Financial Securities Corporation	Walnut Street Securities, Inc.

Lincoln Investment Planning, Inc.	WaMu Investments, Inc.

LPL Financial Corporation	Waterstone Financial Group Inc.

MMC Securities Corp.	Wells Fargo Advisors, LLC

M&T Securities, Inc.	Wells Fargo Investments, LLC

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Woodbury Financial Services, Inc.

MetLife Securities, Inc.


Additional dealers may receive marketing support payments in 2010 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2009 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates will make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2009:


ADP Broker-Dealer, Inc.	MidAtlantic Capital Corporation

Ascensus, Inc.	Milliman, Inc.

Benefit Plans Administrators	MSCS Financial Services, LLC

Charles Schwab & Co., Inc.	National Financial Services LLC

Charles Schwab Trust Company	Nationwide Investment Services Corporation

CompuSys/Erisa Group	Nationwide Life Insurance Company

Correll Co.	Newport Retirement Services, Inc.

CPI Qualified Plan Consultants, Inc.	NYLIFE Distributors LLC

DailyAccess Corporation	Paychex Securities Corporation

Dyatech, LLC	Pershing LLC

ExpertPlan, Inc.	Plan Administrators, Inc.

May 21, 2010	II-18

FASCore, LLC	The Princeton Retirement Group, Inc.

Fidelity Investments Institutional Operations Company, Inc.	Principal Life Insurance Co.

Genworth Life and Annuity Insurance Co.	Prudential Investment Management Services LLC

Great-West Life & Annuity Insurance Co.	Prudential Investments LLC

GWFS Equities, Inc.	Reliance Trust Company

Hartford Life Insurance Co.	Standard Retirement Services, Inc.

Hartford Securities Distribution Company, Inc.	SunTrust Bank

July Business Services	TD AMERITRADE Trust Company

Leggette & Company, Inc.	The Prudential Insurance Company of America

ML Life Insurance Company of New York	Union Bank of California, N.A.

Massachusetts Mutual Life Insurance Co.	VALIC Retirement Services Company

McLeod Administrative Services Inc.	Wachovia Bank, N.A.

Mercer HR Services LLC	Wells Fargo Bank, N.A.

Merrill Lynch Life Insurance Company	Wilmington Trust Company

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Wilmington Trust Retirement & Institutional Services Co.

Additional dealers may receive program servicing payments in 2010 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2009 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enable Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Certain dealers also receive payments from the funds’ transfer agent in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “MANAGEMENT – Investor Servicing Agent,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion under the heading “MANAGEMENT –Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, Putnam Investor Services or Putnam Retail Management may, at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. Putnam Investor Services also, at its expense, may make payments to financial intermediaries for introducing to Putnam Investor Services, and/or assisting Putnam Investor Services in the provision of services to, certain retirement plans administered by Putnam Investor Services. Such payments to any one financial intermediary are not expected to exceed an annual rate of 0.05% of a plan’s average net assets.

May 21, 2010	II-19

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and/or PAC, as appropriate.


Alternative Investment Strategies	Money Market Instruments

Bank Loans	Mortgage-backed and Asset-backed Securities

Borrowing and Other Forms of Leverage	Options on Securities

Derivatives	Preferred Stocks and Convertible Securities

Exchange-Traded Notes	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short-term Trading

Industry and Sector Groups	Special Purpose Acquisition Companies

Inflation-Protected Securities	Structured investments

Initial Public Offerings (IPOs)	Swap Agreements

Interfund Borrowing and Lending	Tax-exempt Securities

Inverse Floaters	Warrants

Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds


Alternative Investment Strategies

Under normal market conditions, the fund seeks to remain fully invested and to minimize its cash holdings. However, at times, Putnam Management may judge that market conditions may make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a

May 21, 2010	II-20

syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

May 21, 2010	II-21

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a

May 21, 2010	II-22

result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the SEC or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.


Each Putnam fund (other than Putnam RetirementReady Funds, Putnam Global Sector Fund and Putnam Money Market Liquidity Fund) participates in committed and uncommitted lines of credit with State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate.


Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

May 21, 2010	II-23

Exchange Traded Notes

The fund may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

May 21, 2010	II-24

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

May 21, 2010	II-25

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

May 21, 2010	II-26

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

May 21, 2010	II-27

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Note on MSCI Indices. Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

May 21, 2010	II-28

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depository Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

May 21, 2010	II-29

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

May 21, 2010	II-30

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

May 21, 2010	II-31

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

May 21, 2010	II-32

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

May 21, 2010	II-33

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Industry and Sector Groups

May 21, 2010	II-34

Putnam Management uses a customized set of industry and sector groups for classifying securities ("Putnam Industry Codes"). The Putnam Industry Codes are based on an expanded Standard & Poor’s industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities. For presentation purposes, the fund may apply the Putnam Industry Codes differently in reporting industry groups in the fund’s shareholder reports or other communications.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code.

May 21, 2010	II-35

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.


Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund would lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Money Market Liquidity Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund

May 21, 2010	II-36

Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.


Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. The fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

May 21, 2010	II-37

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled

May 21, 2010	II-38

definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the

May 21, 2010	II-39

value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to

May 21, 2010	II-40

increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time. The fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues

May 21, 2010	II-41

to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might

May 21, 2010	II-42

adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

May 21, 2010	II-43

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

May 21, 2010	II-44

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Internal Revenue Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may require the fund to accrue and distribute income not yet received or may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

May 21, 2010	II-45

The fund, unless it is a money market fund, may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, such security at a fixed time and price (representing the fund's cost plus interest (or, for repurchase agreements with respect to securities to be sold short, the cost of “borrowing” the security)). It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

May 21, 2010	II-46

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market

May 21, 2010	II-47

conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured investments

May 21, 2010	II-48

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

May 21, 2010	II-49

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

May 21, 2010	II-50

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

May 21, 2010	II-51

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market

May 21, 2010	II-52

funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

May 21, 2010	II-53

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

May 21, 2010	II-54

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof,

May 21, 2010	II-55

(ii) that derives at least 90% of its income from the passive income sources described in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Properly designated distributions of net capital gains are the excess of net gains from the sale of capital assets held by the fund for more than one year over net losses from the sale of capital assets held for not more than one year (“Capital Gain Dividends”). In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

May 21, 2010	II-56

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, the fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of the fund as a distribution of investment company taxable income and net capital gain on the fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of the distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable to shareholders even if they are paid from income or gains earned by the fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds. Capital Gain Dividends will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

If a fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds. In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a fund's sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could

May 21, 2010	II-57

defer losses in the fund's hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by the fund on the sale of an underlying fund's shares to be deferred (or, in some cases, permanently disallowed) if the fund and the underlying fund are part of the same "controlled group" (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the fund and an underlying fund will be part of the same controlled group if the fund owns more than 50% of the total outstanding voting securities of the underlying fund.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. It is currently unclear whether Congress will extend this preferential treatment of qualified dividend income for tax years beginning on or after January 1, 2011. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. The fund generally expects to designate eligible dividends as qualified dividend income.

In general, distributions of investment income designated by a fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income.

If a fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income,” then the fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets— for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend these lower rates for tax years beginning on or after January 1, 2011.

May 21, 2010	II-58

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund’s fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund’s income that was tax-exempt during the period covered by the distribution.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in tax exempt securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

Derivative transactions. If the fund engages in derivative transactions, including transactions in options, futures contracts, straddles, and other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

May 21, 2010	II-59

Certain of the fund’s derivative activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Investments in REITs. If the fund invests in equity securities of real estate investment trusts ("REITs"), such investments in REIT equity securities may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The fund's investment in REIT equity securities may at other times result in the fund's receipt of cash in excess of the REIT's earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for federal income tax purposes. Dividends received by a fund from a REIT generally will not constitute qualified dividend income.

The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"), REITs that are themselves taxable mortgage pools ("TMPs") or REITs that invest in TMPs. Under a notice recently issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

May 21, 2010	II-60

Under legislation enacted in December 2006, a charitable remainder trust ("CRT"), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having acquisition discount or original issue discount ("OID"). Generally, the fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

May 21, 2010	II-61

If the fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or by liquidation of portfolio securities, if necessary. The fund may realize gains or losses from such liquidations. In the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize, when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign Taxes. If more than 50% of the fund’s assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Under current law, a fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a fund may elect to pass through to its shareholders foreign income taxes it pays only in the case where it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

Passive Foreign Investment Companies. Investment by the fund in “passive foreign investment companies” (“PFICs”) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the sale of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

May 21, 2010	II-62

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Depending on a fund’s percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the fund’s redemption of shares of such underlying fund may cause the fund to be treated as receiving a dividend treated as qualified dividend income, if applicable, or otherwise taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The back-up withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

May 21, 2010	II-63

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends or exempt-interest dividends) paid by the fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the fund beginning before January 1, 2010, the fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that did not provide a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income that were not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly designated by the fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the fund (a “short-term capital gain dividend”). The fund generally expects to make designations of interest-related and/or short-term capital gain dividends with respect to its eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011. As of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and , if enacted, what the terms of the extension will be.

The fact that a fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

May 21, 2010	II-64

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

MANAGEMENT

Trustees


Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Ravi Akhoury (Born 1947),	Advisor to New York	Director of Jacob Ballas Capital India (a non-
Trustee since 2009	Life. Served as	banking finance company focused on private equity
	Chairman and CEO of	advisory services) and a member of its
	MacKay Shields (a	Compensation Committee. Mr. Akhoury is also a
	multi-product	Trustee of the Rubin Museum, serving on the
	investment management	Investment Committee, and of American India
	firm with AUM over $40	Foundation. Mr. Akhoury is a former Vice President
	billion) from 1992 to	and Investment Policy Committee member of
	2007.	Fischer, Francis, Trees and Watts (a fixed-income
portfolio management firm). He previously served
on the board of Bharti Telecom (an Indian telecom
company) and was a member of its Audit and
Compensation Committees. Mr. Akhoury served as
Chairman and CEO of Mackay Shields (a multi-
product investment firm) from 1992 to 2007. He also
served on the Board of Thompson Press (a
publishing company) and was a member of its Audit
Committee. Mr. Akhoury graduated from the Indian
Institute of Technology with a BS in Engineering
and obtained an MS in Quantitative Methods from
SUNY at Stony Brook.

Jameson A. Baxter (Born	President of Baxter	Director of ASHTA Chemicals Inc. and Chairman of
1943), Trustee since 1994 and	Associates, Inc., a	the Mutual Fund Directors Forum. Until 2007, Ms.
Vice Chairman since 2005	private investment firm.	Baxter was a Director of Banta Corporation (a
printing and supply chain management company),
Ryerson, Inc. (a metals service company) and
Advocate Health Care. She has also served as a
director on a number of other boards including
BoardSource (formerly the National Center for
Nonprofit Boards), Intermatic Corporation (a
manufacturer of energy control products) and MB

May 21, 2010	II-65

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Financial. She is Chairman Emeritus of the Board
of Trustees, Mount Holyoke College.

Charles B. Curtis (Born	President Emeritus,	Member of the Council on Foreign Relations and the
1940), Trustee since 2001	Nuclear Threat Initiative	National Petroleum Council. Mr. Curtis also serves
	(a private foundation	as a Director of Edison International and Southern
	dealing with national	California Edison. Until 2006, Mr. Curtis served as
	security issues) and	a member of the Trustee Advisory Council of the
	serves as Senior Advisor	Applied Physics Laboratory, Johns Hopkins
	to the United Nations	University. Mr. Curtis is an attorney with over 15
	Foundation and as	years in private practice and 19 years in various
	Senior Advisor to the	positions in public service, including service at the
	Center for Strategic and	Department of Treasury, the U.S. House of
	International Studies.	Representatives, the Securities and Exchange
	Previously, President	Commission, the Federal Energy Regulatory
	and Chief Operating	Commission and the Department of Energy.
Officer, Nuclear Threat
Initiative.

Robert J. Darretta (Born	Mr. Darretta serves as a	Until April, 2007, Mr. Darretta was Vice Chairman
1946), Trustee since 2007	director of the United	of the Board of Directors of Johnson & Johnson (a
	Health Group and as the	diversified health care conglomerate).
Health Care Industry
Advisor to Permira, a
global private equity
firm. Prior to 2007, Mr.
Darretta was the Chief
Financial Officer of
Johnson & Johnson.

Myra R. Drucker (Born	Ms. Drucker retired in	Ms. Drucker is an ex-officio member of the New
1948), Trustee since 2004	2009 as Chair of the	York Stock Exchange Pension Managers Advisory
	Board of Trustees of	Committee, having served as Chair for seven years.
	Commonfund (a not-for-	She serves as an advisor to RCM Capital
	profit firm managing	Management (an investment management firm) and
	assets for educational	to the Employee Benefits Investment Committee of
	endowments and	The Boeing Company (an aerospace firm). From
	foundations). She is Vice	November 2001 until August 2004, Ms. Drucker
	Chair of the Board of	was Managing Director and a member of the Board
	Trustees of Sarah	of Directors of General Motors Asset Management
	Lawrence College, and a	and Chief Investment Officer of General Motors
	member of the	Trust Bank. From December 1992 to November
	Investment Committee	2001, Ms. Drucker served as Chief Investment
	of the Kresge	Officer of Xerox Corporation (a document
	Foundation (a charitable	company). Prior to December 1992, Ms. Drucker
	trust). She is also a	was Staff Vice President and Director of Trust
	Director of Interactive	Investments for International Paper (a paper and
	Data Corporation (a	packaging company). Ms. Drucker received a B.A.
	provider of financial	degree from Sarah Lawrence College and pursued
	market data and	graduate studies in economics, statistics and
	analytics to financial	portfolio theory at Temple University.

May 21, 2010	II-66

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

institutions and
investors.

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation and various
Trustee since 1985 and	Reserve Corporation (a	private companies controlled by First Reserve
Chairman since 2000	private equity buyout	Corporation. He is also Chairman of The Board of
	firm that specializes in	Trustees of Sarah Lawrence College and a member
	energy investments in	of the Advisory Board of the Millstein Center for
	the diversified world-	Corporate Governance and Performance at the Yale
	wide energy industry).	School of Management.

Paul L. Joskow (Born 1947),	President of the Alfred	Trustee of Yale University; a Director of
Trustee since 1997	P. Sloan Foundation (a	TransCanada Corporation (an energy company
	philanthropic institution	focused on natural gas transmission and power
	focused primarily on	services) and of Exelon Corporation (an energy
	research and education	company focused on power services); and a Member
	on issues related to	of the Board of Overseers of the Boston Symphony
	science, technology and	Orchestra. Prior to August 2007, he served as a
	economic performance).	Director of National Grid (a U.K.-based holding
	He is currently on leave	company with interests in electric and gas
	from his position as the	transmission and distribution and
	Elizabeth and James	telecommunications infrastructure). Prior to July,
	Killian Professor of	2006, he served as President of the Yale University
	Economics and	Council. Prior to February 2005, he served on the
	Management at the	board of the Whitehead Institute for Biomedical
	Massachusetts Institute	Research (a non-profit research institution). Prior to
	of Technology (“MIT”).	February 2002, he was a Director of State Farm
	Prior to 2007, he was the	Indemnity Company (an automobile insurance
	Director of the Center	company), and prior to March 2000, he was a
	for Energy and	Director of New England Electric System (a public
	Environmental Policy	utility holding company).
Research at MIT.

Elizabeth T. Kennan (Born	Partner in Cambus-	Lead Director of Northeast Utilities. She is a Trustee
1938), Trustee since 1992	Kenneth Farm	of the National Trust for Historic Preservation, of
	(thoroughbred horse and	Centre College. Until 2006, she was a Member of
	cattle breeding). She is	The Trustees of Reservations. Prior to June 2005,
	President Emeritus of	she was a Director of Talbots, Inc. (a distributor of
	Mount Holyoke College.	women’s apparel), and she has served as Director on
a number of other boards, including Bell Atlantic,
Chastain Real Estate, Shawmut Bank, Berkshire Life
Insurance and Kennedy Home Life Insurance. Dr.
Kennan has also served as President of Five
Colleges Incorporated and as a Trustee of University
of Notre Dame, and is active in various educational
and civic associations. Prior to 2001, Dr. Kennan
served on the oversight committee of the Folger
Shakespeare Library.

Kenneth R. Leibler (Born	A founder and former	Prior to December 2006, Mr. Leibler served as a
1949), Trustee since 2006	Chairman of the Boston	Director of the Optimum Funds Group. Prior to
	Options Exchange, an	October, 2006 he served as a Director of ISO New
	electronic market place	England, the organization responsible for the

May 21, 2010	II-67

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

	for the trading of listed	operation of the electric generation system in the
	derivatives securities,	New England states. Prior to 2000, he was a Director
	and lead director of	of the Investment Company Institute in Washington,
	Ruder Finn Group, a	D.C. Prior to January, 2005 Mr. Leibler served as
	global communications	Chairman and Chief Executive Officer of the Boston
	and advertising firm. He	Stock Exchange. Prior to January 2000, he served as
	currently serves as Vice	President and Chief Executive Officer of Liberty
	Chairman of the Board	Financial Companies, a publicly traded diversified
	of Trustees of Beth	asset management organization. Prior to June 1990,
	Israel Deaconess	he served as President and Chief Operating Officer
	Hospital in Boston and	of the American Stock Exchange (AMEX). Prior to
	as a Director of	serving as AMEX President, he held the position of
	Northeast Utilities,	Chief Financial Officer, and headed its management
	which operates New	and marketing operations.
England’s largest energy
delivery system.

Robert E. Patterson (Born	Senior Partner of Cabot	Mr. Patterson is past Chair and served as a Trustee
1945), Trustee since 1984	Properties, L.P. and	of the Joslin Diabetes Center. Prior to December
	Chairman of Cabot	2001 and June 2003, Mr. Patterson served as a
	Properties, Inc. (a	Trustee of Cabot Industrial Trust and the Sea
	private equity firm	Education Association, respectively.
investing in commercial
real estate). Prior to
December 2001, he was
President of Cabot
Industrial Trust (a
publicly traded real
estate investment trust).

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of St.
	Inc. (a publisher of	Mark’s School, A Trustee of Epiphany School and a
	financial advisory and	Trustee of the Marine Biological Laboratory. Until
	other research services)	2006, Mr. Putnam was a Trustee of Shore Country
	and President of New	Day School. Until 2002, he was a Trustee of the Sea
	Generation Advisors,	Education Association.
LLC (a registered
investment adviser to
private funds), which are
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

W. Thomas Stephens (Born	Prior to 2009, Mr.	Director of TransCanadaPipelines Ltd (an energy
1942), Trustee since 2009	Stephens was Chairman	infrastructure company). From 1997 to 2008, Mr.
	and Chief Executive	Stephens served as a Trustee on the Board of the
	Officer of Boise	Putnam Funds, which he rejoined as a Trustee in
	Cascade, LLC (a paper,	2009. Until 2004, Mr. Stephens was a Director of
	forest product and	Xcel Energy Incorporated (a public utility

May 21, 2010	II-68

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

	timberland assets	company), Qwest Communications and Norske
	company).	Canada, Inc. (a paper manufacturer). Until 2003,
Mr. Stephens was a Director of Mail-Well, Inc. (a
diversified printing company). Prior to July 2001,
Mr. Stephens was Chairman of Mail-Well.

Richard B. Worley (Born	Managing Partner of	Serves as a Trustee of the University of
1945), Trustee since 2004	Permit Capital LLC (an	Pennsylvania Medical Center, the Robert Wood
	investment management	Johnson Foundation (a philanthropic organization
	firm). Prior to 2002, he	devoted to healthcare issues) and the National
	served as Chief Strategic	Constitution Center. Mr. Worley is also a Director
	Officer of Morgan	of the Colonial Williamsburg Foundation (a
	Stanley Investment	historical preservation organization) and serves as
	Management. He	Chairman of the Philadelphia Orchestra Association.
	previously served as	He serves on the investment committees of Mount
	President, Chief	Holyoke College and World Wildlife Fund (a
	Executive Officer and	wildlife conservation organization). Mr. Worley is
	Chief Investment Officer	also an Independent Director of Neuberger Berman,
	of Morgan Stanley Dean	an investment management firm.
Witter Investment
Management and as a
Managing Director of
Morgan Stanley (a
financial services firm).

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments.	Museum, Dana-Farber Cancer Institute, Lahey
	Member of Putnam	Clinic, and the Initiative for a Competitive Inner
	Investments’ Executive	City, in Boston. He is a member of the Chief
	Board of Directors.	Executives Club of Boston, the National
	Prior to joining Putnam	Innovation Initiative, and the Council on
	Investments in 2008, Mr.	Competitiveness, and he is a former President of the
	Reynolds was Vice	Commercial Club of Boston. Prior to 2008, he
	Chairman and Chief	served as a Director of FMR Corporation, Fidelity
	Operating Officer of	Investments Insurance Ltd., Fidelity Investments
	Fidelity Investments	Canada Ltd., and Fidelity Management Trust
	from 2000 to 2007.	Company and as a Trustee of the Fidelity Family of
Funds.


1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2009, there were 104 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

May 21, 2010	II-69

*Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund's Trustees was most recently elected by shareholders of the fund during 2009, although most of the Trustees have served on the board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. In recommending the election of the current board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. In the case of most members of the board, this included their previous service as a member of the Board of Trustees of the Putnam funds, which has demonstrated their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees:

Ravi Akhoury -- Mr. Akhoury's experience as chief investment officer and chief executive officer of a major investment management organization.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as a founding board member of the Mutual Fund Directors Forum.

Charles B. Curtis -- Mr. Curtis' experience in public and regulatory policy matters relating to energy and finance acquired in the course of his service in various senior positions in government and on numerous boards of public and private organizations.

Robert J. Darretta -- Mr. Daretta's experience as the Chief Financial Officer and Vice Chairman of the Board of a major NYSE health products company.

Myra R. Drucker -- Ms. Drucker's experience as investment officer for major retirement plans, which included selection and oversight of unaffiliated investment managers and oversight of accounting and custody operations, and her prior service as a member of the NYSE Corporate Accountability and Listing Standards Committee.

John A. Hill -- Mr. Hill's experience as founder and chairman of a major open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the U.S.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Elizabeth T. Kennan -- Dr. Kennan's experience as a director of numerous public companies and her service for many years as President of Mount Holyoke College.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as CEO of a major asset management organization, and his service as a director of various public and private companies.

May 21, 2010	II-70

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and chief executive officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Robert L. Reynolds -- Mr. Reynolds’ extensive experience as a senior executive of one of the largest mutual fund organizations in the U.S. and his current role as the Chief Executive Officer of Putnam Investments.

W. Thomas Stephens -- Mr. Stephens' extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Richard B. Worley -- Mr. Worley's experience as a president, chief investment officer and chief executive officer of a major investment management firm.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.


Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

Jonathan S. Horwitz[4]	Since 2004	Senior Vice President and Treasurer, The Putnam
(Born 1955), Executive Vice		Funds.
President, Principal Executive
Officer, Treasurer and
Compliance Liaison

Charles E. Porter[4]	Since 1989	Executive Vice President, Associate Treasurer,
(Born 1938), Senior Advisor		Principal Executive Officer and Compliance
Liaison, The Putnam Funds.

Steven D. Krichmar	Since 2002	Senior Managing Director, Putnam Investments and
(Born 1958), Vice President		Putnam Management.
and Principal Financial Officer

Janet C. Smith	Since 2007	Managing Director, Putnam Investments and
(Born 1965), Vice President,		Putnam Management.
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor	Since 2002	Managing Director, Putnam Investments and
(Born 1958), Vice President		Putnam Management.

Robert R. Leveille	Since 2007	Managing Director, Putnam Investments, Putnam
(Born 1969), Vice President		Management and Putnam Retail Management
and Chief Compliance Officer

Mark C. Trenchard	Since 2002	Managing Director, Putnam Investments.
(Born 1962), Vice President
and BSA Compliance Officer

Francis J. McNamara, III	Since 2004	Senior Managing Director, Putnam Investments and

May 21, 2010	II-71

Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

(Born 1955), Vice President		Putnam Management.
and Chief Legal Officer

James P. Pappas	Since 2004	Managing Director, Putnam Investments and
(Born 1953), Vice President		Putnam Management.

Judith Cohen[4]	Since 1993	Vice President, Clerk and Assistant Treasurer, The
(Born 1945), Vice President,		Putnam Funds.
Clerk and Assistant Treasurer

Wanda M. McManus[4]	Since 1993	Vice President, Senior Associate Treasurer and
(Born 1947), Vice President,		Assistant Clerk, The Putnam Funds.
Senior Associate Treasurer and
Assistant Clerk

Nancy E. Florek[4]	Since 2000	Vice President, Assistant Clerk, Assistant Treasurer
(Born 1957), Vice President,		and Proxy Manager, The Putnam Funds.
Assistant Clerk, Assistant
Treasurer and Proxy Manager

Susan G. Malloy	Since 2007	Managing Director, Putnam Management.
(Born 1957),Vice President
and Assistant Treasurer


1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 13 of the 14 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. Independent Trustees currently serve as chair and vice-chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other

May 21, 2010	II-72

committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each Committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees regularly receive reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls such risks.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the New York Stock Exchange. The Board of Trustees has adopted a written charter for the Committee. The Committee currently consists of Messrs. Patterson (Chairperson), Darretta, Hill, Leibler, Stephens and Ms. Drucker.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Trustees who are not “interested persons” of the funds or Putnam Management and currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Patterson and Putnam.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan, Ms. Baxter and Messrs. Akhoury, Curtis, Putnam and Worley.

May 21, 2010	II-73

Communications, Service and Marketing Committee. The Communications, Service and Marketing Committee reviews the quality of services provided to shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management, as well as other communications sent to fund shareholders. The Committee also reviews periodic summaries of any correspondence to the Trustees from shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Curtis, Patterson, Stephens and Drs. Joskow and Kennan.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Baxter (Chairperson), Drs. Joskow and Kennan and Messrs. Akhoury, Curtis, Putnam and Worley.

Distributions Committee. The Distributions Committee oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Darretta, Hill, Leibler, Patterson and Stephens.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Darretta (Chairperson), Putnam and Ms. Baxter. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson) and Curtis. Investment Oversight Committee C currently consists of Messrs. Leibler (Chairperson), Hill and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Worley (Chairperson), Stephens and Dr. Joskow. Investment Oversight Committee E currently consists of Ms. Drucker (Chairperson) and Messrs. Patterson and Reynolds.

May 21, 2010	II-74

Investment Oversight Coordinating Committee. The Investment Oversight Coordinating Committee coordinates the work of the Investment Oversight Committees and works with representatives of Putnam Management to coordinate the Board's general oversight of the investment performance of the funds. From time to time, as determined by the Chairman of the Board, the Committee may also review particular matters relating to fund investments and Putnam Management's investment process. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Akhoury, Darretta, Leibler and Worley.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Leibler (Chairperson), Darretta, Hill, Patterson, Stephens and Ms. Drucker.

Indemnification of Trustees

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments, of which a majority is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

May 21, 2010	II-75

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

Effective August 1, 2009 through July 31, 2010, Putnam Management and the Board of Trustees of the funds agreed to replace the Lipper category expense limitation and custom Lipper expense limitation applicable to certain funds with a new expense limitation arrangement, the details of which are discussed below under “General expense limitation” and “Investor Servicing Agent.”

General expense limitation. For all funds, effective August 1, 2009 through July 31, 2010, Putnam Management will reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable).

Lipper category expense limitation. Prior to August 1, 2009, Putnam Management waived fees (and, to the extent necessary, bore other expenses of the fund) to ensure that the fund paid total fund operating expenses at an annual rate that did not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets).

Custom Lipper expense limitation. Prior to August 1, 2009, Putnam Management waived fees (and, to the extent necessary, bore other expenses) of certain funds to ensure that the fund paid total fund operating expenses at an annual rate that did not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund.

May 21, 2010	II-76

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Effective January 1, 2007, Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

May 21, 2010 II-77

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, PIL pursuant to a sub-advisory agreement among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGERS” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

May 21, 2010	II-78

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for

May 21, 2010	II-79

unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “- Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGERS” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

May 21, 2010	II-80

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, price, the size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

May 21, 2010	II-81

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA. 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 of the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

May 21, 2010	II-82

Investor Servicing Agent

Putnam Investor Services, Inc., located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services, subject to certain limitations, is based on a fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Effective August 1, 2009 through at least July 31, 2010, investor servicing fees for the fund will not exceed an annual rate of 0.375% of the fund’s average assets.

Certain dealers also receive payments from Putnam Investor Services in recognition of services they provide to shareholders who invest in the fund or other Putnam funds through an omnibus account or to retirement plan participants who invest in the fund or other Putnam funds through their retirement plans. These services include sub-accounting and similar recordkeeping services. For purposes of this section the term “dealers” includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates. Payments by Putnam Investor Services to dealers for sub-accounting services provided to participants in retirement plans and to shareholders who invest in the funds through an omnibus account may be determined on the basis of (i) the number of retirement plan participants that invest in the fund through such plans or the number of shareholders in such omnibus account, as applicable, or (ii) the assets of such plan invested in the funds or the assets held in such account, as applicable. Such payments are not expected to exceed (i) $16 or $19 (generally depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) per plan participant or shareholder for those payments determined on the basis of the number of retirement plan participants or shareholders or (ii) 0.10% or 0.13% (generally depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) of the total assets of such plan or in such account invested in the funds on an annual basis for those payments determined on the basis of assets held. Putnam Investor Services also makes payments to dealers that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. The payments described in this paragraph are not expected to exceed 0.13% of the total assets of such shareholders or plan participants in the funds on an annual basis, except for payments to dealers for sub-accounting services that are based on the number of plan participants or shareholders where the average account size for that dealer causes the payment to exceed 0.13% of the total assets of such plan participants or shareholders in the funds on an annual basis. In addition, as described in the following paragraph, the payments to FASCore, LLC for sub-accounting, recordkeeping, retirement plan administration and other services are expected to exceed 0.13% of the total assets of plan participants or shareholders in the funds on an annual basis.

Putnam Investor Services will pay its affiliate, FASCore, LLC up to 0.24% on the average value of the assets in Putnam-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in Putnam-administered retirement plans with respect to their investments in the funds. In addition to these payments, affiliates of Putnam Investor Services may make payments to FASCore, LLC and its affiliates of the types, and up to the amounts, described below under the headings “Distribution Plans" — “Additional Dealer Payments.”

May 21, 2010	II-83

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at One International Place, Boston, Massachusetts 02110.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 of the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

May 21, 2010	II-84

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the Exchange. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the Exchange, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the Exchange. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the Exchange, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

May 21, 2010	II-85

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m., Eastern time, for more information, including account balances. Shareholders can also visit the Putnam Web site at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

May 21, 2010	II-86

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

May 21, 2010	II-87

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581. Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund or Putnam Tax Exempt Money Market Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

All exchanges are subject to applicable short-term trading fees and Putnam’s policies on excessive short-term trading, as set forth in the Fund’s Prospectus. In addition, trustees, sponsors and administrators of qualified plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares for Class Y shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

May 21, 2010	II-88

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including simple IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

May 21, 2010	II-89

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. With the consent of a redeeming shareholder (or, with respect to certain funds as indicated in the prospectus, in Putnam’s discretion), the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

May 21, 2010	II-90

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through required filings with the SEC and voluntary postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). Shareholders may obtain the fund’s Form N-CSR and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, the fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com, as disclosed in the following table:


Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter(2)

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month


(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web. Full portfolio holdings for the Putnam RetirementReady® Funds, which invest solely in other Putnam funds, are posted on www.putnam.com approximately 15 days after the end of each month. Please see these funds’ prospectus for their target allocations.

(2) Money Market Funds make full quarterly holdings available on the Putnam website on or after the sixth business day after the end of each calendar quarter and may do so more frequently if determined by the Funds’ Chief Compliance Officer, but only to the extent it is in the best interest of the Money Market Funds’ shareholders.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

May 21, 2010	II-91

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including PFTC and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians, pricing services, independent registered public accounting firm, legal counsel (Ropes & Gray LLP), financial printer (McMunn Associates, Inc.), and proxy voting service (Glass, Lewis & Co). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research. Any such rating, ranking, or consulting firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

May 21, 2010	II-92

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

May 21, 2010	II-93

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA - An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

May 21, 2010	II-94

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

May 21, 2010	II-95

A - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB - Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B - Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.

CCC - Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C - Bonds are in actual or imminent default in payment of interest or principal.

DDD - Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

CLAIMS-PAYING ABILITY RATINGS

The fund may invest in securities insured at the time of purchase as to the payment of principal and interest in the event of default. The fund may buy investments insured by (or insurance from) insurance companies whose claims-paying ability is rated by rating agencies.

An insurance claims-paying ability rating does not constitute an opinion on any specific contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

Listed below are rating agencies and their corresponding claims-paying ability ratings.

Standard & Poor’s Insurance Claims-Paying Ability Ratings

May 21, 2010	II-96

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet its obligations under an insurance policy in accordance with its terms. For example, an insurer with an insurance claims-paying ability rating of AAA by S&P has the highest rating assigned by S&P, which means its capacity to honor insurance contracts is deemed by S&P to be extremely strong and highly likely to remain so over a long period of time.

Secure claims-paying ability – AAA to BBB Vulnerable claims-paying ability – BB to CCC

AAA - Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA - Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A - Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB - Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

BB - Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

B - Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC, CC, C - Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

R Regulatory action -- As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The 'R' rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

Notes:

NR = Not Rated. The insurer is not rated by Standard & Poor's. The issue has not yet been evaluated by the respective credit rating agency. It is no indication as to the merits of the issue.

Plus (+) or minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. Insurance Claims-Paying Ability Ratings

May 21, 2010	II-97

A Moody’s insurance claims-paying ability rating is an opinion by Moody’s about the ability of an insurance company to repay punctually senior policyholder obligations and claims. For example, an insurer with an insurance claims-paying ability rating of Aaa by Moody’s is deemed by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carries the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position. Moody’s claims-paying ability ratings are as follows:

Long-Term Insurance Financial Strength Ratings

Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company's ability to meet its senior policyholder claims and obligations.

Aaa - Insurance companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa - Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A - Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba - Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B - Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa - Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca - Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C - Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Fitch IBCA / International Insurance Claims-Paying Ability Ratings

May 21, 2010	II-98

Fitch IBCA credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch IBCA credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

AAA - Exceptionally strong claims-paying ability. Insurers assigned this highest rating have an exceptionally strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be minimal.

AA - Very strong claims-paying ability. Insurers rated ‘AA’ have a very strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be very small.

A - Strong claims-paying ability. Insurers rated ‘A’ have a strong capacity to meet policyholder obligations and provide policyholder benefits. Although adverse business and economic factors may have an impact on the claims-paying ability of these insurers, the effect of such factors is expected to be small.

BBB - Good claims-paying ability. Insurers rated ‘BBB’ have a good capacity to meet policyholder obligations and provide policyholder benefits. However, their claims-paying ability may be more susceptible than that of higher rated insurers to the impact of adverse business and economic factors.

BB - Speculative claims-paying ability. Insurers rated ‘BB’ have a capacity to meet policyholder obligations and provide policyholder benefits which is regarded as speculative. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be more problematic than in the case of higher rated insurers.

B - Vulnerable claims-paying ability. Insurers rated ‘B’ have a vulnerable capacity to meet policyholder obligations and provide policyholder benefits. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be significant.

CCC, CC, C - Highly vulnerable claims-paying ability. Insurance companies assigned one of these ratings are considered very weak with respect to their capacity to meet policyholder obligations and provide policyholder benefits. The insurer may be under the supervision of an insurance regulator and already may not be making all payments in a timely fashion.

D - Insurers which have been placed in liquidation by insurance regulators and for which policy or claims payments are being controlled, delayed, or reduced.

Notes:

"+" or "-" may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to the ‘AAA’ and ‘D’ categories.

IQ ratings - Fitch IBCA Qualified: Provided for issuers based solely on information in the public domain. These ratings include significant analytical input. Because of the reduced information presented in this process, compared with the full claims-paying ability rating approach, these ratings tend to be conservative and do not employ "+" or "-" qualifiers.

May 21, 2010	II-99

Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

May 21, 2010	II-100

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

> The funds will withhold votes from the entire board of directors if

· the board does not have a majority of independent directors,

· the board has not established independent nominating, audit, and compensation committees,

· the board has more than 19 members or fewer than five members, absent special circumstances,

· the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

· the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

> The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

> The funds will withhold votes from any nominee for director:

· who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

· who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

· of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

· who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

May 21, 2010	II-101

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

> The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

> The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

May 21, 2010	II-102

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

> Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

> The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

> The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

> The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

> The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

> Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

> The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

> The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

May 21, 2010	II-103

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

> The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

> The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

> The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

May 21, 2010	II-104

> The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

> The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

> The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

> The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

> The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

> The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

> The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

May 21, 2010	II-105

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

> The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

> The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

> The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

> The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

> The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

> The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

May 21, 2010	II-106

> The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

> The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

> The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

> The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

> The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors –and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

May 21, 2010	II-107

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees will also consider whether a company’s severance payment and performance-based compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. In addition, as the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

May 21, 2010	II-108

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

> For companies subject to “co-determination,” the funds will vote on a case by- case basis for the election of nominees to the supervisory board.

> The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

> For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

> The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

May 21, 2010	II-109

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

> The funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

> The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

> The funds will withhold votes from the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

May 21, 2010	II-110

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

> The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

> The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

Corporate Governance

> The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

> The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

> The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

May 21, 2010	II-111

Compensation

> The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

> The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

> The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

> The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Other Business Matters

> The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

> The funds will vote for proposals permitting companies to issue regulatory reports in English.

> The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

Germany

> The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

May 21, 2010	II-112

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

As adopted February 12, 2010

May 21, 2010	II-113

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

May 21, 2010	II-114

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009.

May 21, 2010	II-115

Appendix B

Financial statements (excerpted from the most recent annual report)

May 21, 2010	II-116

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Income Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Income Strategies Fund (the “fund”) at February 28, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2010

The fund’s portfolio 2/28/10

COMMON STOCKS (26.5%)*	Shares	Value

Banking (0.9%)
Banco Bilbao Vizcaya Argentaria SA (Spain)	382	$4,968

Banco Latinoamericano de
Exportaciones SA Class E (Panama)	188	2,656

Bank of Hawaii Corp.	113	4,770

Bank of New York Mellon Corp. (The)	149	4,249

Bank of the Ozarks, Inc.	94	2,888

Commerzbank AG (Germany) †	134	1,000

Commonwealth Bank of Australia (Australia)	154	7,446

Credit Agricole SA (France)	214	3,183

DBS Group Holdings, Ltd. (Singapore)	500	4,981

DnB NOR ASA (Norway) †	977	10,610

First Bancorp	78	1,101

First Defiance Financial Corp.	94	925

First Financial Bancorp	120	2,227

First Midwest Bancorp, Inc.	49	666

Flushing Financial Corp.	183	2,322

Hudson City Bancorp, Inc.	981	13,263

International Bancshares Corp.	137	2,904

JPMorgan Chase & Co.	986	41,382

KBC Groep SA (Belgium) †	52	2,352

Lloyds Banking Group PLC (United Kingdom) †	1,077	862

Merchants Bancshares, Inc.	49	1,044

Nordea AB (Sweden)	997	9,749

Oriental Financial Group (Puerto Rico)	179	1,976

PNC Financial Services Group, Inc.	98	5,268

Societe Generale (France)	60	3,301

State Street Corp.	43	1,931

Suffolk Bancorp	87	2,478

U.S. Bancorp	467	11,493

Wells Fargo & Co.	760	20,778

Wilshire Bancorp, Inc.	134	1,260

		174,033
Basic materials (1.2%)
Amcor, Ltd. (Australia)	1,611	8,566

Ampco-Pittsburgh Corp.	91	2,344

Andersons, Inc. (The)	153	4,942

ArcelorMittal (Luxembourg)	329	12,532

Archer Daniels Midland Co.	389	11,421

Armstrong World Industries, Inc. †	82	3,019

Ashland, Inc.	192	9,039

Balfour Beatty PLC (United Kingdom)	968	4,072

BHP Billiton, Ltd. (Australia)	746	27,493

Bway Holding Co. †	66	995

Carpenter Technology Corp.	40	1,195

Celanese Corp. Ser. A	428	13,349

CF Industries Holdings, Inc.	69	7,331

Chicago Bridge & Iron Co., NV (Netherlands) †	228	4,945

Clearwater Paper Corp. †	57	2,751

Cliffs Natural Resources, Inc.	22	1,241

Dow Chemical Co. (The)	137	3,878

E.I. du Pont de Nemours & Co.	322	10,858

Eastman Chemical Co.	119	7,086

Fletcher Building, Ltd. (New Zealand)	1,880	10,428

Freeport-McMoRan Copper & Gold, Inc. Class B	171	12,852

Hawkins, Inc.	92	1,835

Hochtief AG (Germany)	20	1,408

Horsehead Holding Corp. †	303	3,082

COMMON STOCKS (26.5%)* cont.	Shares	Value

Basic materials cont.
Huntsman Corp.	159	$2,183

Innophos Holdings, Inc.	82	1,904

International Paper Co.	284	6,580

KapStone Paper and Packaging Corp. †	143	1,310

Kobe Steel, Ltd. (Japan) †	1,000	1,823

Koppers Holdings, Inc.	201	5,588

Lubrizol Corp. (The)	109	8,612

MeadWestvaco Corp.	244	5,597

Mitsubishi Chemical Holdings Corp. (Japan)	500	2,268

OM Group, Inc. †	130	4,475

OZ Minerals, Ltd. (Australia) †	881	822

Plum Creek Timber Company, Inc. R	61	2,180

Rayonier, Inc. R	79	3,284

Reliance Steel & Aluminum Co.	107	4,744

Rock-Tenn Co. Class A	38	1,590

Sealed Air Corp.	166	3,391

Silver Wheaton Corp. (Canada) †	256	3,884

Thompson Creek Metals Co., Inc. (Canada) †	207	2,846

W.R. Grace & Co. †	346	10,020

		239,763
Capital goods (1.2%)
AEP Industries, Inc. †	33	1,152

Alstom SA (France)	32	2,048

Altra Holdings, Inc. †	215	2,483

Andritz AG (Austria)	44	2,499

Applied Industrial Technologies, Inc.	77	1,736

ATC Technology Corp. †	206	4,616

Avery Dennison Corp.	99	3,128

AZZ, Inc.	45	1,413

BAE Systems PLC (United Kingdom)	510	2,910

Bekaert SA (Belgium)	59	9,550

Caterpillar, Inc.	126	7,188

Chart Industries, Inc. †	131	2,667

Crown Holdings, Inc. †	186	5,082

Deere (John) & Co.	46	2,636

Dover Corp.	127	5,748

EMCOR Group, Inc. †	278	6,400

Emerson Electric Co.	227	10,746

EnPro Industries, Inc. †	44	1,218

Foster Wheeler AG †	255	6,276

Fushi Copperweld, Inc. (China) †	300	2,739

Gardner Denver, Inc.	47	2,050

GenCorp, Inc. †	199	860

General Cable Corp. †	186	4,544

GrafTech International, Ltd. †	115	1,436

Harbin Electric, Inc. (China) †	170	3,218

Haynes International, Inc.	35	1,016

John Bean Technologies Corp.	111	1,815

L-3 Communications Holdings, Inc.	135	12,342

Leggett & Platt, Inc.	262	4,965

Lockheed Martin Corp.	231	17,963

LSB Industries, Inc. †	193	2,743

Mitsubishi Electric Corp. (Japan) †	2,000	16,408

Molex, Inc.	153	3,129

Nalco Holding Co.	130	3,024

Northrop Grumman Corp.	212	12,987

Owens-Illinois, Inc. †	368	10,908

COMMON STOCKS (26.5%)* cont.	Shares	Value

Capital goods cont.
Pactiv Corp. †	149	$3,689

Powell Industries, Inc. †	81	2,333

Prysmian SpA (Italy)	400	6,891

Raytheon Co.	84	4,724

Silgan Holdings, Inc.	32	1,828

Smith (A.O.) Corp.	81	3,669

Thomas & Betts Corp. †	126	4,549

Timken Co.	226	5,928

Tomkins PLC (United Kingdom)	1,471	4,319

United Technologies Corp.	248	17,025

VSE Corp.	27	1,148

WESCO International, Inc. †	86	2,485

		240,231
Communication services (1.0%)
AboveNet, Inc. †	73	4,462

ADTRAN, Inc.	99	2,315

AT&T, Inc.	1,458	36,173

Atlantic Tele-Network, Inc.	46	2,018

Belgacom SA (Belgium)	283	10,597

BT Group PLC (United Kingdom)	1,883	3,299

Charter Communications, Inc. Class A	53	1,577

Cincinnati Bell, Inc. †	778	2,303

Comcast Corp. Class A	1,024	16,835

DIRECTV Class A †	417	14,115

Earthlink, Inc.	283	2,360

France Telecom SA (France)	179	4,199

InterDigital, Inc. †	41	1,052

j2 Global Communications, Inc. †	94	2,040

KDDI Corp. (Japan)	2	10,668

Koninklijke (Royal) KPN NV
(Netherlands)	656	10,453

Liberty Global, Inc. Class A †	395	10,618

NeuStar, Inc. Class A †	216	5,007

NII Holdings, Inc. †	169	6,324

Qwest Communications
International, Inc.	4,212	19,207

Sprint Nextel Corp. †	1,902	6,334

Telecom Corp. of New Zealand, Ltd.
(New Zealand)	3,453	5,628

Telecom Italia SpA RNC (Italy)	3,900	4,143

Verizon Communications, Inc.	345	9,981

Windstream Corp.	404	4,093

		195,801
Conglomerates (0.4%)
3M Co.	166	13,305

General Electric Co.	2,811	45,145

Siemens AG (Germany)	82	7,034

SPX Corp.	101	6,008

		71,492
Consumer cyclicals (2.4%)
Adecco SA (Switzerland)	36	1,790

Advance Auto Parts, Inc.	109	4,447

AerCap Holdings NV (Netherlands) †	366	3,481

Aeropostale, Inc. †	41	1,450

Alliance Data Systems Corp. †	32	1,774

American Media, Inc. 144A F	54	—

APAC Customer Services, Inc. †	400	2,072

Autonation, Inc. †	165	2,929

AutoZone, Inc. †	23	3,816

COMMON STOCKS (26.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Bally Technologies, Inc. †	48	$1,988

Best Buy Co., Inc.	122	4,453

Big Lots, Inc. †	143	4,791

Black & Decker Manufacturing Co.	92	6,667

Buckle, Inc. (The)	71	2,078

Carter’s, Inc. †	43	1,232

Cash America International, Inc.	59	2,261

Childrens Place Retail Stores, Inc. (The) †	42	1,605

Cinemark Holdings, Inc.	193	3,109

Coach, Inc.	108	3,936

Davis Service Group PLC (United Kingdom)	1,190	7,366

De La Rue PLC (United Kingdom)	271	3,865

Deckers Outdoor Corp. †	62	7,452

Deluxe Corp.	147	2,639

Discovery Communications, Inc. Class C †	148	3,928

DISH Network Corp. Class A	564	11,263

Dollar Thrifty Automotive Group †	115	3,455

Dollar Tree, Inc. †	79	4,403

Dress Barn, Inc. †	176	4,375

EchoStar Corp. Class A †	335	6,747

Electrolux AB Class B (Sweden) †	515	10,955

Emergency Medical Services Corp. Class A †	39	2,030

Equifax, Inc.	46	1,484

Experian Group, Ltd. (Ireland)	276	2,554

EZCORP, Inc. Class A †	375	7,399

Fleetwood Enterprises, Inc. †	5,575	12

Ford Motor Co. †	2,157	25,323

Fuqi International, Inc. (China) †	87	1,605

GameStop Corp. Class A †	151	2,597

Gannett Co., Inc.	320	4,848

Gap, Inc. (The)	535	11,503

Geberit International AG (Switzerland)	14	2,398

Goodyear Tire & Rubber Co. (The) †	236	3,066

Guess ?, Inc.	76	3,100

Gymboree Corp. (The) †	49	2,132

Hanesbrands, Inc. †	132	3,423

Home Depot, Inc. (The)	278	8,674

Jos. A. Bank Clothiers, Inc. †	46	2,058

Kenneth Cole Productions, Inc. Class A †	72	844

Kesa Electricals PLC (United Kingdom)	1,321	2,306

Lender Processing Services, Inc.	139	5,307

Limited Brands, Inc.	376	8,313

Lowe’s Cos., Inc.	218	5,169

Macy’s, Inc.	587	11,241

Maidenform Brands, Inc. †	103	1,774

Marks & Spencer Group PLC (United Kingdom)	456	2,295

Mediaset SpA (Italy)	997	7,549

National CineMedia, Inc.	77	1,239

Navistar International Corp. †	168	6,579

NBTY, Inc. †	109	4,949

News Corp., Ltd. (The) Class A	408	5,455

Next PLC (United Kingdom)	212	6,060

Nortek, Inc. †	334	12,358

OfficeMax, Inc. †	340	5,430

Oshkosh Corp. †	223	8,501

Owens Corning, Inc. †	232	5,459

COMMON STOCKS (26.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Perry Ellis International, Inc. †	120	$2,348

PetSmart, Inc.	198	5,390

Phillips-Van Heusen Corp.	227	9,879

Plexus Corp. †	67	2,311

R. R. Donnelley & Sons Co.	305	6,066

Ross Stores, Inc.	170	8,315

Sonic Automotive, Inc. †	164	1,691

Sotheby’s Holdings, Inc. Class A	167	4,058

Stage Stores, Inc.	130	1,729

Steiner Leisure, Ltd. (Bahamas) †	55	2,363

Steven Madden, Ltd. †	80	3,361

Swire Pacific, Ltd. (Hong Kong)	1,000	11,164

Talbots, Inc. †	101	1,095

Target Corp.	170	8,758

Tempur-Pedic International, Inc. †	51	1,448

Time Warner, Inc.	657	19,079

Toro Co. (The)	113	4,974

Toyota Motor Corp. (Japan)	100	3,747

Tractor Supply Co. †	22	1,204

TRW Automotive Holdings Corp. †	232	6,234

URS Corp. †	48	2,232

Valeo SA (France) †	225	6,869

Vertis Holdings, Inc. F †	179	—

Visa, Inc. Class A	49	4,179

Volkswagen AG (preference) (Germany)	86	7,004

Wal-Mart Stores, Inc.	601	32,496

Warnaco Group, Inc. (The) †	77	3,214

Whirlpool Corp.	65	5,470

William Hill PLC (United Kingdom)	159	473

World Fuel Services Corp.	76	2,008

Wright Express Corp. †	41	1,161

		475,681
Consumer finance (0.1%)
Capital One Financial Corp.	64	2,416

Dollar Financial Corp. †	76	1,705

Nelnet, Inc. Class A	223	3,506

World Acceptance Corp. †	122	5,098

		12,725
Consumer staples (1.8%)
AFC Enterprises †	427	3,459

Anheuser-Busch InBev NV (Belgium)	227	11,364

Autogrill SpA (Italy) †	273	3,391

Avis Budget Group, Inc. †	202	2,125

Beacon Roofing Supply, Inc. †	239	4,159

BJ’s Wholesale Club, Inc. †	179	6,474

Bridgepoint Education, Inc. †	67	1,131

Brink’s Co. (The)	73	1,860

Brinker International, Inc.	298	5,397

British American Tobacco (BAT) PLC
(United Kingdom)	206	7,002

Career Education Corp. †	61	1,697

Carrols Restaurant Group, Inc. †	96	610

CEC Entertainment, Inc. †	96	3,365

Clorox Co.	42	2,575

Coca-Cola Co. (The)	236	12,442

Colgate-Palmolive Co.	111	9,206

ConAgra Foods, Inc.	288	7,044

Core-Mark Holding Co., Inc. †	49	1,570

COMMON STOCKS (26.5%)* cont.	Shares	Value

Consumer staples cont.
Dean Foods Co. †	434	$6,332

Del Monte Foods Co.	383	4,489

Domino’s Pizza, Inc. †	436	5,446

Estee Lauder Cos., Inc. (The) Class A	214	12,868

General Mills, Inc.	217	15,626

Heineken NV (Netherlands)	152	7,467

Herbalife, Ltd. (Cayman Islands)	186	7,449

Inter Parfums, Inc.	189	2,567

Interline Brands, Inc. †	165	2,921

Jeronimo Martins, SGPS, SA (Portugal)	2,645	25,388

Kellogg Co.	69	3,598

Kimberly-Clark Corp.	256	15,549

Kraft Foods, Inc. Class A	323	9,183

Liberty Media Holding Corp. — Interactive Class A †	211	2,656

Lincoln Educational Services Corp. †	194	4,326

McDonald’s Corp.	241	15,388

Nash Finch Co.	39	1,376

National Presto Industries, Inc.	27	3,406

Newell Rubbermaid, Inc.	256	3,520

Nichirei Corp. (Japan)	2,000	7,698

PepsiCo, Inc.	132	8,246

Philip Morris International, Inc.	460	22,531

Prestige Brands Holdings, Inc. †	288	2,313

Procter & Gamble Co. (The)	427	27,021

Reynolds American, Inc.	47	2,482

Safeway, Inc.	424	10,566

Sally Beauty Holdings, Inc. †	183	1,499

Sara Lee Corp.	542	7,350

Starbucks Corp. †	336	7,698

Travis Perkins PLC (United Kingdom) †	100	1,020

Universal Corp.	38	2,016

USANA Health Sciences, Inc. †	59	1,634

Walgreen Co.	439	15,470

		351,970
Energy (1.9%)
Alpha Natural Resources, Inc. †	160	7,362

Apache Corp.	92	9,535

Basic Energy Services, Inc. †	94	888

Boots & Coots International Control, Inc. †	1,430	2,588

Cameron International Corp. †	156	6,416

Chevron Corp.	625	45,188

Complete Production Services, Inc. †	130	1,815

ConocoPhillips	305	14,640

Contango Oil & Gas Co. †	23	1,186

CVR Energy, Inc. †	131	1,077

ENI SpA (Italy)	94	2,121

Ensco International PLC ADR (United Kingdom)	167	7,376

Exxon Mobil Corp.	971	63,115

Geokinetics, Inc. †	147	1,245

Halliburton Co.	250	7,538

Hess Corp.	210	12,348

International Coal Group, Inc. †	432	1,884

Marathon Oil Corp.	224	6,485

Massey Energy Co.	81	3,489

Murphy Oil Corp.	128	6,643

Noble Corp. (Switzerland) †	158	6,677

Occidental Petroleum Corp.	240	19,164

COMMON STOCKS (26.5%)* cont.	Shares	Value

Energy cont.
Oil States International, Inc. †	46	$1,979

Patterson-UTI Energy, Inc.	365	5,636

Peabody Energy Corp.	121	5,562

Petroleum Development Corp. †	171	4,020

Rosetta Resources, Inc. †	124	2,323

Rowan Cos., Inc. †	201	5,230

Royal Dutch Shell PLC Class A (United Kingdom)	684	18,667

Royal Dutch Shell PLC Class B (United Kingdom)	605	15,833

Santos, Ltd. (Australia)	165	1,918

Schlumberger, Ltd.	428	26,151

StatoilHydro ASA (Norway)	648	14,523

Superior Well Services, Inc. †	208	3,721

Swift Energy Co. †	66	1,966

T-3 Energy Services, Inc. †	103	2,445

Unit Corp. †	46	2,000

Vaalco Energy, Inc. †	244	1,042

Walter Industries, Inc.	122	9,586

Williams Cos., Inc. (The)	363	7,819

		359,201
Financials (0.4%)
American Express Co.	190	7,256

Bank of America Corp.	1,152	19,192

Citigroup, Inc. †	1,839	6,253

Goldman Sachs Group, Inc. (The)	120	18,762

Intercontinental Exchange, Inc. †	42	4,506

MetLife, Inc.	351	12,773

Prudential Financial, Inc.	168	8,805

		77,547
Health care (2.3%)
Abbott Laboratories	339	18,401

Aetna, Inc.	96	2,879

AGA Medical Holdings, Inc. †	52	697

Allergan, Inc.	177	10,342

Amedisys, Inc. †	75	4,324

American Medical Systems Holdings, Inc. †	64	1,160

American Oriental Bioengineering, Inc. (China) †	162	672

AmerisourceBergen Corp.	243	6,814

Amgen, Inc. †	407	23,040

AmSurg Corp. †	60	1,240

AstraZeneca PLC (United Kingdom)	398	17,497

athenahealth, Inc. †	98	3,610

Auxilium Pharmaceuticals, Inc. †	35	1,057

Baxter International, Inc.	136	7,742

Biogen Idec, Inc. †	195	10,727

Biovail Corp. (Canada)	153	2,269

Bristol-Myers Squibb Co.	767	18,799

Bruker BioSciences Corp. †	170	2,125

Cardinal Health, Inc.	268	9,104

Cephalon, Inc. †	98	6,730

China-Biotics, Inc. (China) †	65	1,101

Community Health Systems, Inc. †	160	5,483

Continucare Corp. †	361	1,505

Cubist Pharmaceuticals, Inc. †	109	2,293

DaVita, Inc. †	112	6,900

Dendreon Corp. †	44	1,374

Eli Lilly & Co.	140	4,808

COMMON STOCKS (26.5%)* cont.	Shares	Value

Health care cont.
Emergent Biosolutions, Inc. †	88	$1,290

Endo Pharmaceuticals Holdings, Inc. †	156	3,549

Enzon Pharmaceuticals, Inc. †	174	1,616

Exelixis, Inc. †	220	1,423

Facet Biotech Corp. †	77	1,262

Forest Laboratories, Inc. †	76	2,271

Gentiva Health Services, Inc. †	86	2,383

Genzyme Corp. †	140	8,008

Gilead Sciences, Inc. †	230	10,950

Health Management Associates, Inc. Class A †	1,109	8,085

HealthSpring, Inc. †	160	2,946

Hi-Tech Pharmacal Co., Inc. †	74	1,592

Hospira, Inc. †	126	6,594

Humana, Inc. †	139	6,579

Invacare Corp.	46	1,255

Inverness Medical Innovations, Inc. †	30	1,171

Ironwood Pharmaceuticals, Inc. †	76	988

Johnson & Johnson	422	26,586

Kensey Nash Corp. †	75	1,655

Kindred Healthcare, Inc. †	65	1,132

Kinetic Concepts, Inc. †	119	4,988

Laboratory Corp. of America Holdings †	70	5,132

LHC Group, Inc. †	72	2,167

Life Technologies Corp. †	146	7,411

Lincare Holdings, Inc. †	346	13,895

Martek Biosciences Corp. †	181	3,589

McKesson Corp.	229	13,545

Medco Health Solutions, Inc. †	188	11,889

Medicis Pharmaceutical Corp. Class A	152	3,420

Medivation, Inc. †	73	2,629

Medtronic, Inc.	68	2,951

Merck & Co., Inc.	202	7,450

Natus Medical, Inc. †	104	1,402

Obagi Medical Products, Inc. †	178	1,821

OraSure Technologies, Inc. †	371	2,041

OSI Pharmaceuticals, Inc. †	36	1,333

Par Pharmaceutical Cos., Inc. †	220	5,507

PDL BioPharma, Inc.	221	1,547

Perrigo Co.	150	7,436

Pfizer, Inc.	1,902	33,380

Quality Systems, Inc.	58	3,320

Questcor Pharmaceuticals, Inc. †	181	847

Salix Pharmaceuticals, Ltd. †	42	1,200

Santarus, Inc. †	663	2,791

Steris Corp.	140	4,425

Takeda Pharmaceutical Co., Ltd. (Japan)	300	13,589

Techne Corp.	20	1,278

United Therapeutics Corp. †	38	2,182

UnitedHealth Group, Inc.	234	7,923

Valeant Pharmaceuticals International †	144	5,360

WellPoint, Inc. †	92	5,692

Young Innovations, Inc.	86	2,305

		448,473
Insurance (0.5%)
Aflac, Inc.	171	8,456

Allianz SE (Germany)	76	8,777

COMMON STOCKS (26.5%)* cont.	Shares	Value

Insurance cont.
Allied World Assurance Company
Holdings, Ltd. (Bermuda)	119	$5,486

American Equity Investment Life Holding Co.	739	6,503

American Safety Insurance Holdings,
Ltd. (Bermuda) †	90	1,278

Amerisafe, Inc. †	186	3,201

Aspen Insurance Holdings, Ltd. (Bermuda)	204	5,765

Assured Guaranty, Ltd. (Bermuda)	250	5,275

CNA Surety Corp. †	97	1,564

Compagnia Assicuratrice Unipol SpA
(Preference) (Italy) †	3,664	2,740

Conseco, Inc. †	454	2,261

Everest Re Group, Ltd.	60	5,125

First Mercury Financial Corp.	85	1,210

Hartford Financial Services Group, Inc. (The)	299	7,287

ING Groep NV (Netherlands)	370	3,308

Loews Corp.	141	5,141

Maiden Holdings, Ltd. (Bermuda)	269	1,888

Platinum Underwriters Holdings, Ltd. (Bermuda)	47	1,757

Principal Financial Group	191	4,433

Progressive Corp. (The)	459	7,872

SeaBright Insurance Holdings, Inc. †	176	1,850

Transatlantic Holdings, Inc.	53	2,634

Travelers Cos., Inc. (The)	64	3,366

Universal Insurance Holdings, Inc.	243	1,470

Validus Holdings, Ltd. (Bermuda)	56	1,567

Zurich Financial Services AG (Switzerland)	9	2,171

		102,385
Investment banking/Brokerage (0.4%)
Affiliated Managers Group †	38	2,703

Ameriprise Financial, Inc.	63	2,522

BlackRock, Inc.	50	10,940

Cowen Group, Inc. †	248	1,349

Credit Suisse Group (Switzerland)	215	9,551

Deutsche Bank AG (Germany)	83	5,272

E*Trade Financial Corp. †	2,495	4,017

Eaton Vance Corp.	85	2,566

Evercore Partners, Inc. Class A	108	3,252

Federated Investors, Inc.	61	1,526

Franklin Resources, Inc.	36	3,662

GFI Group, Inc.	344	1,895

Invesco, Ltd.	130	2,548

Investment Technology Group, Inc. †	167	2,842

Legg Mason, Inc.	358	9,254

Man Group PLC (United Kingdom)	760	2,604

Morgan Stanley	97	2,733

Oppenheimer Holdings, Inc. Class A	130	3,251

Piper Jaffray Cos. †	27	1,169

SWS Group, Inc.	213	2,567

T. Rowe Price Group, Inc.	112	5,677

TradeStation Group, Inc. †	214	1,477

Waddell & Reed Financial, Inc. Class A	107	3,518

		86,895
Real estate (8.0%)
Agree Realty Corp. R	85	1,875

Alexandria Real Estate Equities, Inc. R	277	17,069

AMB Property Corp. R	888	21,614

American Campus Communities, Inc. R	146	4,035

COMMON STOCKS (26.5%)* cont.	Shares	Value

Real estate cont.
American Capital Agency Corp. R	63	$1,595

Annaly Capital Management, Inc. R	434	7,977

Anworth Mortgage Asset Corp. R	217	1,467

Ashford Hospitality Trust, Inc. † R	511	2,800

AvalonBay Communities, Inc. R	431	35,092

BioMed Realty Trust, Inc. R	1,058	16,346

Boston Properties, Inc. R	869	59,031

Brandywine Realty Trust R	1,480	16,591

BRE Properties R	612	20,631

Camden Property Trust R	567	22,708

CapLease, Inc. R	289	1,272

CB Richard Ellis Group, Inc. Class A †	393	5,188

CBL & Associates Properties, Inc. R	2,055	24,434

Corporate Office Properties Trust R	414	15,248

Developers Diversified Realty Corp. R	1,522	16,148

Dexus Property Group (Australia)	8,490	6,281

DiamondRock Hospitality Co. R	1,709	15,278

Digital Realty Trust, Inc. R	347	17,898

Duke Realty Investments, Inc. R	1,425	15,818

Entertainment Properties Trust R	600	22,932

Equity Lifestyle Properties, Inc. R	340	16,912

Equity Residential R	1,573	56,754

Essex Property Trust, Inc. R	305	26,200

Federal Realty Investment Trust R	278	19,171

Glimcher Realty Trust R	400	1,720

HCP, Inc. R	1,676	48,235

Health Care REIT, Inc. R	789	33,422

Highwoods Properties, Inc. R	509	14,786

Home Properties of NY, Inc. R	404	18,503

Hospitality Properties Trust R	1,199	26,342

Host Marriott Corp. R	3,730	43,678

HRPT Properties Trust R	3,486	24,472

Kilroy Realty Corp. R	590	16,715

Kimco Realty Corp. R	1,746	24,252

LaSalle Hotel Properties R	853	16,557

Lexington Realty Trust R	218	1,297

Liberty Property Trust R	1,057	32,693

LTC Properties, Inc. R	115	2,999

Macerich Co. (The) R	836	29,795

Mack-Cali Realty Corp. R	725	24,317

Medical Properties Trust, Inc. R	1,706	17,555

Mid-America Apartment Communities, Inc. R	308	15,998

National Health Investors, Inc. R	123	4,282

National Retail Properties, Inc. R	660	14,005

Nationwide Health Properties, Inc. R	481	15,964

NorthStar Realty Finance Corp. R	258	1,102

Omega Healthcare Investors, Inc. R	968	18,363

ProLogis Trust R	2,889	37,239

PS Business Parks, Inc. R	43	2,107

Public Storage R	885	72,738

Ramco-Gershenson Properties Trust R	1,642	16,453

Realty Income Corp. R	658	18,424

Regency Centers Corp. R	429	14,873

Saul Centers, Inc. R	523	18,661

Senior Housing Properties Trust R	807	16,778

Simon Property Group, Inc. R	1,864	145,933

COMMON STOCKS (26.5%)* cont.	Shares	Value

Real estate cont.
SL Green Realty Corp. R	580	$29,615

Sovran Self Storage, Inc. R	516	16,373

Tanger Factory Outlet Centers, Inc. R	388	16,168

Taubman Centers, Inc. R	463	17,932

UDR, Inc. R	1,003	16,850

Universal Health Realty Income Trust R	28	947

Urstadt Biddle Properties, Inc. Class A R	86	1,356

Ventas, Inc. R	1,162	51,349

Vornado Realty Trust R	1,071	70,386

Washington Real Estate Investment Trust R	691	19,251

Weingarten Realty Investors R	731	15,051

Wharf (Holdings), Ltd. (Hong Kong)	2,000	10,307

		1,544,208
Technology (2.9%)
Acme Packet, Inc. †	112	1,867

Actuate Corp. †	273	1,463

Acxiom Corp. †	166	2,799

Advanced Battery Technologies, Inc. †	302	1,175

Agilent Technologies, Inc. †	81	2,548

ANSYS, Inc. †	41	1,798

Apple, Inc. †	148	30,284

ARRIS Group, Inc. †	320	3,302

Arrow Electronics, Inc. †	135	3,808

Atmel Corp. †	378	1,705

Avnet, Inc. †	174	4,804

Black Box Corp.	77	2,228

Blackboard, Inc. †	50	1,954

BMC Software, Inc. †	213	7,847

Bottomline Technologies, Inc. †	181	2,876

Brocade Communications Systems, Inc. †	322	1,874

Cavium Networks, Inc. †	167	3,991

Checkpoint Systems, Inc. †	190	3,918

Cisco Systems, Inc. †	1,023	24,890

Convergys Corp. †	545	6,725

Cray, Inc. †	294	1,541

CSG Systems International, Inc. †	284	5,714

Dell, Inc. †	200	2,646

Emulex Corp. †	320	4,064

EnerSys †	55	1,253

F5 Networks, Inc. †	164	9,151

Fair Isaac Corp.	95	2,181

Fuji Photo Film Cos., Ltd. (Japan)	300	9,541

Global Defense Technology & Systems, Inc. †	114	1,537

Google, Inc. Class A †	48	25,286

Harris Corp.	145	6,557

Hewlett-Packard Co.	441	22,398

Hitachi, Ltd. (Japan) †	3,000	9,892

IBM Corp.	353	44,887

Infospace, Inc. †	382	3,851

Ingram Micro, Inc. Class A †	228	4,036

Integrated Device Technology, Inc. †	402	2,199

Intel Corp.	1,214	24,923

Interactive Intelligence, Inc. †	98	1,931

Jabil Circuit, Inc.	410	6,220

JDA Software Group, Inc. †	24	679

Micron Technology, Inc. †	1,057	9,576

Microsoft Corp.	2,066	59,212

COMMON STOCKS (26.5%)* cont.	Shares	Value

Technology cont.
MicroStrategy, Inc. †	47	$4,168

Monotype Imaging Holdings, Inc. †	275	2,615

National Semiconductor Corp.	628	9,093

Netezza Corp. †	152	1,389

Netgear, Inc. †	87	2,205

Oracle Corp.	1,300	32,045

Polycom, Inc. †	77	2,010

QLogic Corp. †	131	2,384

Qualcomm, Inc.	78	2,862

Quantum Corp. †	1,079	2,676

Quest Software, Inc. †	528	8,897

SAVVIS, Inc. †	157	2,212

Seagate Technology †	488	9,716

Silicon Graphics International Corp. †	459	4,930

Silicon Laboratories, Inc. †	69	3,135

Sohu.com, Inc. (China) †	110	5,633

Super Micro Computer, Inc. †	153	2,297

Symantec Corp. †	854	14,134

Synchronoss Technologies, Inc. †	145	2,524

Tech Data Corp. †	159	6,812

Texas Instruments, Inc.	271	6,607

TIBCO Software, Inc. †	476	4,365

TTM Technologies, Inc. †	435	3,715

Unisys Corp. †	253	8,832

United Online, Inc.	376	2,354

VASCO Data Security International, Inc. †	197	1,560

Vishay Intertechnology, Inc. †	479	4,910

VMware, Inc. Class A †	245	12,130

Volterra Semiconductor Corp. †	102	2,227

Western Digital Corp. †	172	6,644

Western Union Co. (The)	431	6,801

		553,013
Transportation (0.4%)
Air Transport Services Group, Inc. †	447	1,135

British Airways PLC (United Kingdom) †	542	1,745

Con-way, Inc.	119	3,866

Deutsche Lufthansa AG (Germany)	307	4,582

FedEx Corp.	62	5,255

Frontline, Ltd. (Norway) (NASDAQ OMX Europe)	311	8,322

Frontline, Ltd. (Norway) (New York Stock Exchange)	42	1,132

Hawaiian Holdings, Inc. †	475	3,696

Orient Overseas International, Ltd. (Hong Kong)	1,000	7,311

Qantas Airways, Ltd. (Australia)	2,175	5,149

Ryder System, Inc.	186	6,564

Singapore Maritime, Ltd. (Singapore)	6,000	8,368

Union Pacific Corp.	93	6,265

United Parcel Service, Inc. Class B	64	3,759

Wabtec Corp.	96	3,661

		70,810
Utilities and power (0.7%)
Constellation Energy Group, Inc.	244	8,557

DTE Energy Co.	161	6,991

Electric Power Development Co. (Japan)	100	3,348

Enel SpA (Italy)	1,405	7,620

Energen Corp.	84	3,819

Exelon Corp.	189	8,184

FirstEnergy Corp.	117	4,522

FPL Group, Inc.	136	6,306

COMMON STOCKS (26.5%)* cont.	Shares	Value

Utilities and power cont.
Integrys Energy Group, Inc.	137	$6,039

Mirant Corp. †	506	6,365

National Grid PLC (United Kingdom)	503	5,000

NiSource, Inc.	268	4,025

NSTAR	143	4,836

Pinnacle West Capital Corp.	145	5,279

PPL Corp.	271	7,718

Public Service Enterprise Group, Inc.	47	1,397

Sempra Energy	165	8,113

Terna SPA (Italy)	1,912	7,857

Tokyo Electric Power Co. (Japan)	700	19,213

UGI Corp.	115	2,881

UniSource Energy Corp.	61	1,778

		129,848

Total common stocks (cost $4,349,030)		$5,134,076

CORPORATE BONDS	Principal
AND NOTES (25.9%)*	amount	Value

Basic materials (1.6%)
Aleris International, Inc. company
guaranty sr. unsec. notes 9s,
2014 (In default) † ‡‡	$15,000	$114

Builders FirstSource, Inc. 144A company
guaranty sr. notes FRN 13s, 2016	2,000	2,030

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	28,000	30,310

Georgia-Pacific, LLC sr. unsec.
unsub. notes 9 1/2s, 2011	5,000	5,438

Glencore Funding LLC 144A company
guaranty sr. unsec. unsub. notes 6s, 2014	100,000	103,779

Hanson PLC company guaranty 6 1/8s,
2016 (United Kingdom)	80,000	78,820

Hexion U.S. Finance Corp./Hexion Nova
Scotia Finance, ULC company
guaranty 9 3/4s, 2014	5,000	4,725

International Paper Co. sr. unsec.
notes 9 3/8s, 2019	16,000	19,920

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012 (In default) †	3,000	2,475

Momentive Performance Materials, Inc.
company guaranty sr. unsec.
notes 9 3/4s, 2014	5,000	4,713

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	5,000	5,459

Nalco Co. 144A sr. notes 8 1/4s, 2017	3,000	3,203

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 7.564s, 2013 ‡‡	1,702	255

Novelis, Inc. company guaranty sr.
unsec. notes 7 1/4s, 2015	5,000	4,638

Steel Dynamics, Inc. sr. unsec.
unsub. notes 7 3/4s, 2016	5,000	5,013

Teck Resources, Ltd.
sr. notes 10 3/4s, 2019 (Canada)	8,000	9,840

Teck Resources, Ltd.
sr. notes 10 1/4s, 2016 (Canada)	9,000	10,733

Teck Resources, Ltd.
sr. notes 9 3/4s, 2014 (Canada)	8,000	9,440

		300,905

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Capital goods (0.2%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016	$25,000	$24,625

Legrand SA unsec.
unsub. debs. 8 1/2s, 2025 (France)	5,000	5,816

Ryerson Tull, Inc. company
guaranty sr. sec. notes 12s, 2015	5,000	5,138

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	10,000	10,741

		46,320
Communication services (2.9%)
American Tower Corp. 144A sr. unsec.
notes 7 1/4s, 2019	5,000	5,625

AT&T, Inc. sr. unsec.
unsub. bonds 5 1/2s, 2018	25,000	26,540

Cablevision Systems Corp. sr. unsec.
notes Ser. B, 8s, 2012	20,000	21,075

CCH II, LLC sr. notes 13 1/2s, 2016	43,854	51,803

CCO Holdings LLC/CCO Holdings
Capital Corp. sr. unsec. notes 8 3/4s, 2013	5,000	5,075

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	10,000	12,258

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	15,000	16,203

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	20,000	19,900

CSC Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2014	5,000	5,256

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2017 (Bermuda)	10,000	10,138

Intelsat Jackson Holding Co. company
guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)	40,000	42,800

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	35,000	33,163

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017	5,000	4,450

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014	35,000	34,913

PAETEC Holding Corp. company guaranty
sr. unsec. unsub. notes 9 1/2s, 2015	5,000	4,863

Qwest Communications
International, Inc. company
guaranty Ser. B, 7 1/2s, 2014	100,000	101,000

Rogers Communications Inc. company
guaranty notes 6.8s, 2018 (Canada)	5,000	5,672

Sprint Capital Corp. company
guaranty 6 7/8s, 2028	20,000	15,150

Telecom Italia Capital SA company guaranty
sr. unsec. notes 7.175s, 2019 (Italy)	5,000	5,521

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	10,000	11,271

Time Warner Cable, Inc. company
guaranty sr. unsec. 6 3/4s, 2018	5,000	5,585

Time Warner Cable, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	5,000	5,312

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	5,000	5,150

Verizon Communications, Inc.
sr. unsec. notes 7.35s, 2039	7,000	8,184

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Communication services cont.
Verizon Communications, Inc.
sr. unsec. unsub. notes 8 3/4s, 2018	$13,000	$16,399

Verizon Wireless, Inc. sr. unsec.
unsub. notes 5.55s, 2014	50,000	55,073

West Corp. company guaranty
9 1/2s, 2014	25,000	24,813

Windstream Corp. company
guaranty 8 5/8s, 2016	5,000	5,088

Windstream Corp. company
guaranty 8 1/8s, 2013	5,000	5,200

		563,480
Consumer cyclicals (7.4%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	5,000	5,100

Affinion Group, Inc. company
guaranty 10 1/8s, 2013	5,000	5,050

AMC Entertainment, Inc. company
guaranty 11s, 2016	5,000	5,363

American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	3,139	2,009

American Media Operations, Inc. 144A
sr. unsec. notes 9s, 2013 ‡‡	293	188

Aramark Corp. company
guaranty 8 1/2s, 2015	5,000	5,050

Aramark Corp. company guaranty sr.
unsec. notes FRN 3.749s, 2015	100,000	89,500

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	5,000	4,488

Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	10,000	7,875

Cenveo Corp. 144A company guaranty
sr. unsec. notes 10 1/2s, 2016	10,000	9,950

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	5,000	4,925

Clear Channel Worldwide Holdings, Inc.
144A company guaranty sr. unsec. unsub.
Notes Ser. B, 9 1/4s, 2017	20,000	20,550

Corrections Corporation of America
company guaranty sr. notes 7 3/4s, 2017	8,000	8,240

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	40,000	41,350

Echostar DBS Corp. sr. notes 6 3/8s, 2011	35,000	36,400

Expedia, Inc. company guaranty
sr. unsec. notes 7.456s, 2018	45,000	49,894

Fleetwood Enterprises, Inc. company
guaranty sr. sec. sub. notes 14s,
2011 (In default) F †	97,000	58,200

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011	25,000	26,188

Goodyear Tire & Rubber Co. (The)
sr. unsec. notes 10 1/2s, 2016	5,000	5,388

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 3.831s, 2014	5,000	4,688

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018	52,000	39,260

Hertz Corp. company guaranty 8 7/8s, 2014	110,000	111,650

Host Marriott LP company
guaranty Ser. Q, 6 3/4s, 2016 R	10,000	9,850

Isle of Capri Casinos, Inc. company
guaranty 7s, 2014	6,000	4,875

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Consumer cyclicals cont.
Jarden Corp. company guaranty sr.
unsec. sub. notes 7 1/2s, 2017	$30,000	$30,150

KB Home company guaranty 6 3/8s, 2011	11,000	11,193

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	20,000	21,350

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016	5,000	5,188

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	30,000	31,275

Liberty Media Corp. debs. 8 1/4s, 2030	5,000	4,500

Limited Brands, Inc. sr. unsec.
notes 6 1/8s, 2012	40,000	40,900

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	5,000	5,175

Masco Corp. sr. unsec. notes 5.85s, 2017	100,000	94,366

Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015 (In default) †	20,000	5,200

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	90,000	84,825

MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	29,000	28,928

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	5,000	5,025

Michaels Stores, Inc. company
guaranty 10s, 2014	25,000	25,375

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	16,056	15,815

News America, Inc. company
guaranty sr. unsec. notes 6.9s, 2019	25,000	28,718

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty sr. unsec. sub. disc.
notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	30,000	27,150

Pearson Dollar Finance Two PLC 144A
company guaranty sr. notes 6 1/4s,
2018 (United Kingdom)	200,000	215,298

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	30,000	29,550

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	5,000	725

Station Casinos, Inc. sr. sub. notes 6 7/8s,
2016 (In default) †	15,000	78

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. notes 11s, 2013	5,022	5,273

Time Warner, Inc. debs. 9 1/8s, 2013	15,000	17,563

Travelport LLC company
guaranty 9 7/8s, 2014	35,000	35,788

Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015 (In default) †	15,000	300

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	5,000	4,769

Vertis, Inc. company
guaranty sr. notes 13 1/2s, 2014 ‡‡	3,983	1,533

Viacom, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	70,000	73,697

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	5,000	5,475

Yankee Acquisition Corp. company
guaranty sr. notes Ser. B, 8 1/2s, 2015	25,000	25,000

		1,436,213

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Consumer staples (1.8%)
Altria Group, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2019	$10,000	$12,387

Altria Group, Inc. company guaranty sr.
unsec. unsub. notes 8 1/2s, 2013	10,000	11,782

Anheuser-Busch InBev Worldwide, Inc.
company guaranty unsec.
unsub. notes 5 3/8s, 2020 (Belgium)	5,000	5,251

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. notes 8.2s, 2039	10,000	13,152

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes
7 5/8s, 2014	20,000	18,650

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	5,000	4,925

Claire’s Stores, Inc. 144A company
guaranty sr. unsec. notes 9 5/8s,
2015 (In default) † ‡‡	12,115	9,571

Constellation Brands, Inc. company guaranty
sr. unsec. unsub. notes 7 1/4s, 2016	10,000	10,113

Diageo Capital PLC company guaranty
5 3/4s, 2017 (United Kingdom)	20,000	21,740

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	5,000	5,000

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	5,000	5,454

Kraft Foods, Inc. sr. unsec. unsub. notes
6 1/2s, 2040	20,000	20,872

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	40,000	40,915

Pinnacle Foods Finance LLC sr. notes
9 1/4s, 2015	5,000	5,075

Reynolds American, Inc. company
guaranty 7 1/4s, 2013	10,000	11,100

Rite Aid Corp. company
guaranty sr. notes 7 1/2s, 2017	5,000	4,638

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	20,000	16,550

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	15,000	16,695

Supervalu, Inc. sr. unsec. notes 7 1/2s, 2014	5,000	5,025

Tyson Foods, Inc. sr. unsec.
unsub. notes 10 1/2s, 2014	10,000	11,625

Universal Corp. notes Ser. MTNC, 5.2s, 2013	100,000	101,309

		351,829
Energy (2.4%)
Chaparral Energy, Inc. company
guaranty 8 1/2s, 2015	6,000	4,890

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	5,000	4,088

Chesapeake Energy Corp. company
guaranty 6 1/2s, 2017	15,000	14,250

Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	35,000	35,525

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	15,000	12,075

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	5,000	4,988

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)	15,000	14,456

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	5,000	5,050

Encore Acquisition Co.
sr. sub. notes 6s, 2015	15,000	15,113

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Energy cont.
EOG Resources, Inc. notes 6 7/8s, 2018	$15,000	$17,520

Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	10,000	10,013

Forest Oil Corp. sr. notes 8s, 2011	5,000	5,238

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016	40,000	40,400

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	5,000	4,650

Kerr-McGee Corp. sec. notes 6.95s, 2024	10,000	11,328

Massey Energy Co. company
guaranty sr. unsec. notes 6 7/8s, 2013	100,000	99,250

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	5,000	5,075

Nexen, Inc. sr. unsec.
unsub. notes 7 1/2s, 2039 (Canada)	5,000	5,704

OPTI Canada, Inc. company guaranty
sr. sec. notes 8 1/4s, 2014 (Canada)	5,000	4,450

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	35,000	37,013

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	10,000	10,400

Plains Exploration & Production Co.
company guaranty 7s, 2017	25,000	24,438

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	5,000	5,138

Range Resources Corp. company
guaranty sr. unsec.
sub. notes 7 1/2s, 2017	5,000	5,113

Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s,
2015 (In default) †	5,000	3,075

Weatherford International, Ltd.
company guaranty sr. unsec.
notes 9 7/8s, 2039 (Switzerland)	20,000	26,752

Williams Cos., Inc. (The) notes 8 3/4s, 2032	11,000	13,908

Williams Cos., Inc. (The) notes 7 3/4s, 2031	4,000	4,607

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	10,000	11,793

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	5,000	5,453

XTO Energy, Inc. sr. unsec.
unsub. notes 6 1/2s, 2018	5,000	5,793

		467,546
Financials (3.5%)
American Express Co. sr. unsec.
notes 8 1/8s, 2019	45,000	54,447

Bank of America Corp. sr. unsec.
unsub. notes 6 1/2s, 2016	5,000	5,375

BankAmerica Capital III bank
guaranty jr. unsec. FRN, 0.821s, 2027	20,000	13,507

Bear Stearns Cos., Inc. (The)
notes 5.7s, 2014	20,000	21,975

Bear Stearns Cos., Inc. (The)
sr. unsec. notes 7 1/4s, 2018	40,000	46,398

Chubb Corp. (The) sr. notes 6 1/2s, 2038	5,000	5,497

CIT Group, Inc. sr. bond 7s, 2013	35,000	33,075

Citigroup, Inc. sr. unsec.
unsub. notes 6 1/8s, 2017	30,000	30,346

Citigroup, Inc. sr. unsec.
unsub. notes 5 1/4s, 2012	30,000	31,461

Citigroup, Inc. sr. unsec.
unsub. notes FRN 0.4s, 2010	15,000	14,992

CORPORATE BONDS		Principal
AND NOTES (25.9%)* cont.		amount	Value

Financials cont.
CNA Financial Corp. unsec.
notes 6 1/2s, 2016		$135,000	$139,214

CNA Financial Corp. unsec. notes 6s, 2011		5,000	5,251

Duke Realty LP sr. unsec.
notes 6 1/4s, 2013 R		5,000	5,285

Fleet Capital Trust V bank
guaranty FRN 1.254s, 2028		20,000	12,385

General Electric Capital Corp.
sr. unsec. FRN Ser. MTN, 0.45s, 2016		5,000	4,558

General Electric Capital Corp.
sr. unsec. notes Ser. MTN, 6 7/8s, 2039		35,000	36,562

GMAC, LLC company guaranty sr. unsec.
notes 7s, 2012		3,000	2,985

GMAC, LLC company guaranty sr. unsec.
notes, 6 7/8s, 2012		3,000	2,970

GMAC, LLC company guaranty sr. unsec.
notes, 6 5/8s, 2012		6,000	5,925

GMAC, LLC company guaranty sr. unsec.
notes Ser. 8, 6 3/4s, 2014		1,000	955

GMAC, LLC company guaranty sr. unsec.
unsub. notes, 6 7/8s, 2011		9,000	9,000

GMAC, LLC company guaranty sr. unsec.
unsub. notes FRN, 2.452s, 2014		1,000	856

Goldman Sachs Group, Inc. (The)
sr. notes 7 1/2s, 2019		10,000	11,465

Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017		5,000	4,849

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		15,000	13,913

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		5,000	4,863

Liberty Mutual Group 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058		25,000	27,570

Massachusetts Mutual Life
Insurance Co. 144A notes 8 7/8s, 2039		10,000	12,348

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 0.449s, 2011		5,000	4,955

MetLife, Inc. sr. unsec. 6 3/4s, 2016		10,000	11,110

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014		20,000	21,184

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R		11,000	12,193

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010		10,000	10,033

Wachovia Corp. sr. unsec.
notes 5 3/4s, 2017		10,000	10,556

Wachovia Corp. sr. unsec.
notes Ser. MTN, 5 1/2s, 2013		15,000	16,203

Wachovia Corp. sr. unsec. notes FRN
Ser. MTNE, 0.402s, 2012		20,000	19,759

Wells Fargo Capital XV jr. sub. unsec.
company guaranty FRN 9 3/4s, 2049		10,000	10,800

			674,820
Government (0.2%)
Norddeutsche Landesbank
Girozentrale bonds Ser. 7, 5 3/4s,
2010 (Germany)	EUR	24,000	33,839

			33,839
Health care (1.4%)
Aetna, Inc. sr. unsec 6 1/2s, 2018		$10,000	11,258

Biomet, Inc. company
guaranty sr. unsec. bond 10s, 2017		35,000	38,238

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Health care cont.
Community Health Systems, Inc.
company guaranty 8 7/8s, 2015	$5,000	$5,175

DaVita, Inc. company guaranty 6 5/8s, 2013	5,000	5,013

Eli Lilly & Co. sr. unsec.
unsub. notes 5.95s, 2037	5,000	5,327

Express Scripts, Inc. sr. unsec.
notes 7 1/4s, 2019	3,000	3,498

Express Scripts, Inc. sr. unsec.
notes 6 1/4s, 2014	7,000	7,820

GlaxoSmith Kline Capital, Inc.
company guaranty sr. notes 5.65s, 2018	20,000	21,877

HCA, Inc. sr. sec. notes 9 1/4s, 2016	25,000	26,531

HCA, Inc. sr. sec. notes 9 1/8s, 2014	5,000	5,256

HCA, Inc. sr. unsec. notes 6 1/4s, 2013	2,000	1,960

Healthsouth Corp. company
guaranty 10 3/4s, 2016	5,000	5,400

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	30,000	30,300

Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	5,000	4,800

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	5,000	4,900

Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	5,000	4,800

Select Medical Corp. company
guaranty 7 5/8s, 2015	5,000	4,700

Service Corporation International
sr. unsec. unsub. notes 6 3/4s, 2016	25,000	24,500

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	5,000	4,925

Sun Healthcare Group, Inc. company
guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	5,000	5,075

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	5,000	4,925

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	5,492	5,382

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	5,000	5,238

UnitedHealth Group, Inc. sr. unsec.
notes 5.8s, 2036	10,000	9,598

US Oncology Holdings, Inc. sr. unsec.
notes FRN 6.428s, 2012 ‡‡	5,000	4,725

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	5,000	5,000

WellPoint, Inc. notes 7s, 2019	10,000	11,473

		267,694
Technology (1.1%)
Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	15,000	14,325

Ceridian Corp. sr. unsec.
notes 11 1/4s, 2015	5,000	4,788

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	5,000	5,200

Computer Sciences Corp. sr. unsec.
unsub. notes 5s, 2013	30,000	31,905

First Data Corp. company
guaranty sr. unsec. notes 10.55s, 2015 ‡‡	35,000	30,363

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡	10,493	9,050

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	10,000	8,875

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Technology cont.
Iron Mountain, Inc. company
guaranty sr. unsec. sub. notes 8s, 2020	$10,000	$10,050

Lexmark International Inc, sr. unsec.
notes 5.9s, 2013	15,000	15,898

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	4,000	4,150

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	45,000	46,069

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015	20,000	23,600

		204,273
Transportation (0.2%)
Burlington Northern Santa Fe Corp.
sr. unsec. notes 5 3/4s, 2018	5,000	5,372

Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	5,000	4,900

Southwest Airlines Co. sr. unsec.
unsub. notes 6 1/2s, 2012	25,000	26,695

Union Pacific Corp. sr. unsec.
notes 6 1/8s, 2020	10,000	11,003

		47,970
Utilities and power (3.2%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	15,000	14,906

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	7,000	7,123

Ameren Corp. sr. unsec. notes 8 7/8s, 2014	7,000	8,167

Atmos Energy Corp. sr. unsec.
sub. notes 8 1/2s, 2019	10,000	12,467

CMS Energy Corp. sr. unsec.
unsub. notes FRN 1.201s, 2013	10,000	9,350

Colorado Interstate Gas Co.
debs. 6.85s, 2037 (Canada)	100,000	102,745

Commonwealth Edison Co. 1st mtge.
sec. bonds 5.8s, 2018	10,000	10,852

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	15,000	16,443

Duke Energy Corp. sr. unsec.
notes 6 1/4s, 2018	10,000	10,936

Dynegy Holdings, Inc. sr. unsec. 7 1/2s, 2015	100,000	87,000

Dynegy Holdings, Inc. sr. unsec.
notes 8 3/8s, 2016	5,000	4,375

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	5,000	4,806

Edison Mission Energy sr. unsec.
notes 7.2s, 2019	10,000	7,025

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	4,831

El Paso Natural Gas Co. sr. unsec.
unsub. bonds, 8 3/8s, 2032	10,000	11,818

Electricite de France 144A
notes 6.95s, 2039 (France)	25,000	28,927

Energy Future Holdings Corp.
sr. notes 9 3/4s, 2019	35,000	34,650

Energy Future Intermediate Holdings Co.,
LLC sr. notes, 9 3/4s, 2019	42,000	41,685

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	5,000	5,342

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016	5,000	5,050

Mirant North America, LLC company
guaranty 7 3/8s, 2013	25,000	24,906

Nevada Power Co. notes 6 1/2s, 2018	25,000	27,471

NRG Energy, Inc. company
guaranty 7 3/8s, 2017	5,000	4,938

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Utilities and power cont.
NRG Energy, Inc. sr. notes 7 3/8s, 2016	$35,000	$34,519

Pacific Gas & Electric Co.
sr. notes 8 1/4s, 2018	5,000	6,188

PSEG Power, LLC 144A company
guaranty sr. unsec. notes 5.32s, 2016	4,000	4,169

Public Service Co. of Colorado 1st
mtge. sec. bond 5.8s, 2018	5,000	5,538

Public Service Co. of Colorado 1st
mtge. sec. bonds 5 1/8s, 2019	5,000	5,275

Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.9s, 2013	15,000	16,421

Spectra Energy Capital, LLC company
guaranty sr. unsec.
unsub. notes 6.2s, 2018	10,000	10,878

Texas-New Mexico Power Co. 144A 1st
mtge. sec. 9 1/2s, 2019	20,000	24,696

Union Electric Co. 1st mtge. sr. sec.
bond 6.7s, 2019	5,000	5,627

Westar Energy, Inc. 1st mtge. sec.
bonds 8 5/8s, 2018	15,000	18,699

		617,823

Total corporate bonds and notes (cost $4,916,734)		$5,012,712

CONVERTIBLE BONDS	Principal
AND NOTES (6.8%)*	amount	Value

Basic materials (0.2%)
ArcelorMittal cv. sr. unsec. unsub.
notes 5s, 2014 (Luxembourg)	$5,000	$7,175

Steel Dynamics, Inc. cv. sr. notes
5 1/8s, 2014	3,000	3,563

United States Steel Corp. cv. sr. unsec.
notes 4s, 2014	10,000	18,038

		28,776
Capital goods (0.5%)
General Cable Corp. cv. unsec.
sub. notes stepped-coupon 4 1/2s
(2 1/4s, 11/15/19) 2029 ††	13,000	11,635

L-1 Identity Solutions, Inc. cv. sr. unsec.
notes 3 3/4s, 2027	40,000	37,600

Titan International, Inc.
144A cv. sr. sub. notes 5 5/8s, 2017	12,000	12,395

WESCO International, Inc. cv. company
guaranty sr. unsec. notes 6s, 2029	30,000	38,235

		99,865
Communication services (0.5%)
Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	50,000	45,375

NII Holdings, Inc. cv. sr. unsec.
notes 3 1/8s, 2012	50,000	46,250

		91,625
Conglomerates (0.1%)
Textron, Inc. cv. sr. unsec.
notes Ser. TXT, 4 1/2s, 2013	10,000	16,692

		16,692
Consumer cyclicals (1.1%)
Alliance Data Systems Corp.
144A cv. sr. notes 4 3/4s, 2014	19,000	25,830

Charming Shoppes, Inc. cv. sr. unsec.
notes 1 1/8s, 2014	13,000	9,506

Icahn Enterprises LP
144A cv. sr. unsec. notes FRN 4s, 2013	25,000	21,968

CONVERTIBLE BONDS	Principal
AND NOTES (6.8%)* cont.	amount	Value

Consumer cyclicals cont.
Iconix Brand Group, Inc. cv. sr. sub. notes
1 7/8s, 2012	$10,000	$8,925

International Game Technology
144A cv. sr. unsec. notes 3 1/4s, 2014	20,000	23,508

Live Nation, Inc. cv. sr. unsec.
notes 2 7/8s, 2027	20,000	17,150

Sinclair Broadcast
Group, Inc. cv. unsec. sub. debs 6s, 2012	45,000	40,444

Sirius Satellite Radio, Inc. cv. sr. unsec.
notes 3 1/4s, 2011	11,000	10,230

Virgin Media, Inc. cv. sr. unsec.
notes 6 1/2s, 2016	40,000	46,900

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014	17,000	16,439

		220,900
Consumer staples (0.4%)
Newell Rubbermaid, Inc. cv. sr. unsec.
bonds 5 1/2s, 2014	4,000	7,005

Pantry, Inc. (The) cv. company
guaranty sr. unsec. sub. notes 3s, 2012	45,000	40,163

Rite Aid Corp. cv. sr. unsec.
unsub. notes 8 1/2s, 2015	15,000	15,150

Spartan Stores, Inc. cv. sr. unsec.
notes 3 3/8s, 2027	12,000	10,275

		72,593
Energy (0.6%)
Carrizo Oil & Gas, Inc. cv. sr. unsec.
unsub. notes 4 3/8s, 2028	20,000	17,275

International Coal Group, Inc. cv. company
guaranty sr. unsec. notes 9s, 2012	20,000	22,250

Penn Virginia Corp. cv. sr. unsec.
sub. notes 4 1/2s, 2012	25,000	23,445

St. Mary Land & Exploration Co. cv. sr. unsec.
notes 3 1/2s, 2027	25,000	24,156

Transocean, Inc. cv. sr. unsec. unsub. notes
Ser. C, 1 1/2s, 2037 (Switzerland)	30,000	28,613

Trico Marine Services, Inc. cv. sr. unsec. debs.
3s, 2027	15,000	5,513

		121,252
Financials (0.4%)
Alexandria Real Estate Equities, Inc.
144A cv. company guaranty sr. unsec.
notes 3.7s, 2027 R	15,000	14,306

CapitalSource, Inc. cv. company
guaranty sr. unsec.
sub. notes 7 1/4s, 2037	10,000	9,413

Digital Realty Trust LP
144A cv. sr. unsec. notes 5 1/2s, 2029 R	15,000	19,828

General Growth Properties, Inc.
144A cv. sr. notes 3.98s,
2027 (In default) † R	10,000	10,263

KKR Financial Holdings, LLC cv. sr. unsec.
notes 7 1/2s, 2017	18,000	19,598

Old Republic International Corp. cv. sr. unsec.
unsub. notes 8s, 2012	10,000	11,663

		85,071
Health care (1.1%)
Amylin Pharmaceuticals, Inc. cv. sr. unsec.
notes 3s, 2014	15,000	12,263

Biovail Corp. 144A cv. sr. notes 5 3/8s, 2014
(Canada)	10,000	11,941

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China)	7,000	4,191

CONVERTIBLE BONDS	Principal
AND NOTES (6.8%)* cont.	amount	Value

Health care cont.
Hologic, Inc. cv. sr. unsec. unsub. notes
stepped-coupon 2s (0s, 12/15/13) 2037 ††	$35,000	$29,925

Invitrogen Corp. cv. sr. unsec.
unsub. notes, 1 1/2s, 2024	15,000	17,325

King Pharmaceuticals, Inc. cv. company
guaranty sr. unsub. notes 1 1/4s, 2026	25,000	22,313

LifePoint Hospitals, Inc. cv. sr. unsec.
sub. notes 3 1/4s, 2025	15,000	13,631

Lincare Holdings, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2037	15,000	16,163

Omnicare, Inc. cv. company
guaranty sr. unsec. debs Ser. OCR,
3 1/4s, 2035	30,000	24,000

OSI Pharmaceuticals, Inc. cv. sr. unsec.
sub. notes 3s, 2038	15,000	14,175

Stewart Enterprises, Inc. cv. sr. unsec.
notes 3 3/8s, 2016	30,000	24,113

Viropharma, Inc. cv. sr. unsec.
notes 2s, 2017	20,000	17,875

		207,915
Technology (1.9%)
ADC Telecommunications, Inc. cv. unsec.
sub. notes 3 1/2s, 2017	35,000	24,763

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 6s, 2015	40,000	36,950

ARRIS Group, Inc. cv. sr. unsec.
notes 2s, 2026	40,000	37,428

Cadence Design Systems, Inc. cv. sr. unsec.
notes 1 1/2s, 2013	20,000	16,500

EnerSys cv. sr. unsec. notes stepped-coupon
3 3/8s (0s, 6/1/15) 2038 ††	14,000	12,635

Jazz Technologies, Inc. cv. company
guaranty sr. unsec. unsub. notes 8s, 2011	20,000	18,550

Kulicke & Soffa Industries, Inc. cv. unsec.
sub. notes 0 7/8s, 2012	50,000	44,938

Mentor Graphics Corp. cv. sub. unsec.
notes FRN 1.899s, 2023	40,000	38,408

ON Semiconductor Corp. cv. company
guaranty sr. unsec. sub. notes 2 5/8s, 2026	40,000	40,700

Safeguard Scientifics, Inc. cv. sr. unsec.
notes 2 5/8s, 2024	55,000	53,556

SanDisk Corp. cv. sr. unsec.
unsub. notes 1s, 2013	15,000	12,413

SAVVIS, Inc. cv. sr. unsec. notes 3s, 2012	15,000	13,481

TTM Technologies, Inc. cv. sr. unsec.
notes 3 1/4s, 2015	20,000	17,150

		367,472
Transportation (—%)
UAL Corp. cv. company
guaranty sr. sub. notes 4 1/2s, 2021	10,000	9,300

		9,300

Total convertible bonds and notes (cost $1,121,956)		$1,321,461

CONVERTIBLE PREFERRED STOCKS (4.1%)*	Shares	Value

AES Trust III $3.375 cv. pfd.	985	$45,372

Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)	180	15,610

Bank of America Corp. Ser. L, 7.25% cv. pfd.	49	44,345

Bunge, Ltd. 5.125% cum. cv. pfd.	50	30,355

Chesapeake Energy Corp. $4.50 cv. pfd.	260	21,905

Cincinnati Bell, Inc. Ser. B, $3.378
cum. cv. pfd.	870	34,365

CONVERTIBLE PREFERRED STOCKS (4.1%)* cont.	Shares	Value

Citigroup, Inc. $7.50 cv. pfd.	170	$18,234

Crown Castle International Corp.
$3.125 cum. cv. pfd.	985	56,699

Dole Food Automatic Exchange 144A
7.00% cv. pfd.	1,740	20,341

El Paso Corp. 4.99% cv. pfd.	30	28,950

FelCor Lodging Trust, Inc. Ser. A,
$0.488 cum. cv. pfd. R	2,505	31,156

Ford Motor Co. Capital Trust II $3.25
cum. cv. pfd.	695	30,580

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	402	43,215

Great Plains Energy, Inc. $6.00 cv. pfd.	340	20,832

Interpublic Group of Companies, Inc.
(The) Ser. B, 5.25% cv. pfd.	30	22,463

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	40	172

Merck & Co., Inc. 6.00% cum. cv. pfd	120	30,000

Newell Financial Trust I $2.625 cum. cv. pfd.	815	29,442

Omnicare Capital Trust II Ser. B, $2.00 cv. pfd.	435	17,074

Retail Ventures, Inc. $3.312 cv. pfd.	775	35,146

Six Flags, Inc. $1.813 cum. cv. pfd.
(acquired 10/9/07, cost $29,455) ‡	1,410	395

Smurfit-Stone Container Corp. Ser. A,
$1.75 cum. cv. pfd. (In default) †	1,775	7,100

Stanley Works (The) 5.125% units cv. ARP	55,000	53,763

Universal Corp. 6.75% cv. pfd.	26	31,688

Vale Capital II $3.375 cv. pfd. (Cayman Islands)	645	51,519

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	30	28,590

Whiting Petroleum Corp. $6.25 cum. cv. pfd	80	14,820

XL Capital, Ltd. $2.687 cv. pfd.	870	24,082

Total convertible preferred stocks (cost $808,462)		$788,213

MORTGAGE-BACKED	Principal
SECURITIES (3.9%)*	amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 08-1, Class A3, 6.13s, 2014	$200,000	$213,065
Ser. 07-2, Class A2, 5.634s, 2049	15,000	15,219
Ser. 05-6, Class A2, 5.165s, 2047	23,000	23,361

Banc of America Large Loan 144A FRB
Ser. 05-MIB1, Class K, 2.232s, 2022	7,000	3,093

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.095s, 2014	95,000	97,501
Ser. 08-C7, Class A2A, 6.034s, 2049	55,000	56,814

Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD2,
Class A2, 5.408s, 2046	14,000	14,258

Commercial Mortgage Pass-Through
Certificates Ser. 06-C7, Class A4,
5.769s, 2046	54,000	56,301

Countrywide Home Loans 144A
Ser. 06-R1, Class AS, IO, 5.639s, 2036	25,854	2,795

Credit Suisse Mortgage Capital
Certificates FRB Ser. 07-C4,
Class A2, 5.809s, 2039	10,000	10,372

Fannie Mae
Ser. 02-T4, Class A4, 9 1/2s, 2041	1,038	1,210
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	830	938
Ser. 02-T19, Class A3, 7 1/2s, 2042	2,683	3,033
Ser. 01-T12, Class A2, 7 1/2s, 2041	609	689
Ser. 01-T3, Class A1, 7 1/2s, 2040	109	123
Ser. 01-T1, Class A1, 7 1/2s, 2040	111	125

MORTGAGE-BACKED	Principal
SECURITIES (3.9%)* cont.	amount	Value

Fannie Mae
Ser. 99-T2, Class A1, 7 1/2s, 2039	$155	$163
Ser. 02-33, Class A2, 7 1/2s, 2032	1,935	2,188
Ser. 01-T4, Class A1, 7 1/2s, 2028	220	248
Ser. 02-26, Class A1, 7s, 2048	1,179	1,285
Ser. 03-W3, Class 1A2, 7s, 2042	1,008	1,098
Ser. 02-14, Class A1, 7s, 2042	1,720	1,866
Ser. 01-T10, Class A1, 7s, 2041	1,075	1,182
IFB Ser. 06-31, Class SX, IO, 6.471s, 2036	60,699	8,368
IFB Ser. 06-23, Class SP, IO, 6.471s,2036	68,004	10,268
IFB Ser. 05-29, Class SX, IO, 6.471s,2035	51,896	8,017
IFB Ser. 06-104, Class EI, IO,6.461s, 2036	64,843	8,974
IFB Ser. 04-92, Class SQ, IO, 6.421s,2034	65,589	10,502

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	245	274
IFB Ser. T-56, Class 2ASI, IO,
7.871s, 2043	8,611	1,492
Ser. T-51, Class 2A, 7 1/2s, 2042	10,343	11,652

Freddie Mac
IFB Ser. 3119, Class PI, IO, 6.969s, 2036	74,458	13,754
IFB Ser. 2981, Class AS, IO, 6.489s, 2035	32,875	4,563
IFB Ser. 3001, Class IH, IO, 6.469s, 2035	61,515	9,256
IFB Ser. 3114, Class IP, IO, 6.369s, 2036	96,640	13,131
IFB Ser. 3424, Class XI, IO, 6.339s, 2036	105,143	14,922
IFB Ser. 3311, Class PI, IO, 6.179s, 2037	77,108	11,437
IFB Ser. 3225, Class EY, IO, 6.059s, 2036	76,796	9,550
IFB Ser. 2965, Class SA, IO, 5.819s, 2032	33,681	4,196
Ser. 3226, Class YI, IO, zero %, 2036 F	34,355	21

Government National Mortgage Association
IFB Ser. 04-26, Class IS, IO, 6.968s, 2034	34,201	2,703
IFB Ser. 07-35, Class NY, IO, 6.668s, 2035	81,724	8,332
IFB Ser. 07-25, Class KS, IO, 5.968s, 2037	75,087	7,213
IFB Ser. 04-41, Class SG, IO, 5.771s, 2034	121,818	6,758

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	25,000	25,490
Ser. 04-GG2, Class A6, 5.396s, 2038	10,000	10,288

GS Mortgage Securities Corp. II 144A
Ser. 03-C1, Class X1, IO, 0.271s, 2040	140,490	2,764

LB Commercial Conduit Mortgage Trust
144A Ser. 98-C4, Class J, 5.6s, 2035	2,000	1,740

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.306s, 2040	380,261	2,897
Ser. 06-C1, Class XCL, IO, 0.149s, 2041	337,801	2,836

Morgan Stanley Capital I FRB
Ser. 08-T29, Class A3, 6.28s, 2043 F	12,000	12,456

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.021s,2037	67,577	8,770
Ser. 07-4, Class 1A4, IO, 1s, 2037	67,577	2,381

Wachovia Bank Commercial Mortgage
Trust FRB Ser. 07-C33, Class A2, 5.857s, 2051	10,000	10,384

Total mortgage-backed securities (cost $628,728)		$752,316

INVESTMENT COMPANIES (1.6%)*	Shares	Value

Allied Capital Corp. †	539	$2,242

Ares Capital Corp.	109	1,425

BlackRock Kelso Capital Corp.	151	1,383

iShares Dow Jones U.S. Real Estate
Index Fund	561	25,694

iShares MSCI EAFE Index Fund	309	16,260

iShares Russell 2000 Growth Index Fund	86	5,845

iShares Russell 2000 Value Index Fund	107	6,312

MCG Capital Corp. †	414	2,120

Midcap SPDR Trust Series 1	214	28,674

INVESTMENT COMPANIES (1.6%)* cont.		Shares	Value

NGP Capital Resources Co.		161	$1,325

S&P 500 Index Depository Receipts
(SPDR Trust Series 1)		1,906	211,109

SPDR KBW Bank ETF		317	7,453

Total investment companies (cost $284,079)			$309,842

FOREIGN GOVERNMENT BONDS		Principal
AND NOTES (1.5%)*		amount	Value

Brazil (Federal Republic of)
notes zero %, 2012	BRL	173	$94,720

Hungary (Republic of) sr. unsec.
unsub. notes 6 1/4s, 2020		$35,000	35,397

Japan (Government of) 20 yr
sr. unsec. bonds Ser. 115, 2.2s, 2029	JPY	6,000,000	68,222

United Kingdom treasury
4 1/4s, 2039	GBP	60,000	86,717

Total foreign government bonds
and notes (cost $302,779)			$285,056

COMMODITY LINKED NOTES (0.5%)*	Principal amount		Value

UBS AG/ Jersey Branch144A sr. notes
Ser. CMCI, zero %, 2010 (indexed to the
UBS Bloomberg CMCI Composite)
(United Kingdom)		$84,000	$91,603

Total commodity linked notes (cost $84,000)			$91,603

UNITS (0.2%)*	Units	Value

Hercules, Inc. cv. jr. unsec.
sub. debs. units 6 1/2s, 2009	45,000	$29,565

Total units (cost $41,371)		$29,565

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America
Bonds), 7 1/2s, 4/1/34	$10,000	$9,792

North TX, Thruway Auth. Rev. Bonds
(Build America Bonds), 6.718s, 1/1/49	10,000	10,674

Total municipal bonds and notes (cost $20,072)		$20,466

PREFERRED STOCKS (0.1%)*	Shares	Value

GMAC, Inc. 144A Ser. G, 7.00% pfd.	15	$10,617

Total preferred stocks (cost $8,948)		$10,617

SENIOR LOANS (—%)* [c]	Principal amount	Value

Freescale Semiconductor, Inc. bank
term loan FRN 12 1/2s, 2014	$1,225	$1,257

Total senior loans (cost $4,074)		$1,257

ASSET-BACKED SECURITIES (—%)*	Principal amount	Value

Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	$1,000	$1,015

Total asset-backed securities (cost $1,000)		$1,015

WARRANTS (—%)* †	Expiration date	Strike Price	Warrants	Value

Vertis Holdings, Inc. F	10/18/15	$0.01	22	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (27.6%)*		Principal amount/shares		Value

Putnam Money Market Liquidity Fund [e]			3,874,719	$3,874,719

U.S. Treasury Bills for an effective yield of 0.33%, November 18, 2010 #			$49,000	48,858

U.S. Treasury Bills with effective yields ranging from 0.24% to 0.32%, July 15, 2010 # ##			610,000	609,206

U.S. Treasury Bills with effective yields ranging from 0.30% to 0.31%, April 1, 2010 # ##			385,000	384,898

SSgA Prime Money Market Fund [i]			430,000	430,000

Total short-term investments (cost $5,347,847)				$5,347,681

TOTAL INVESTMENTS

Total investments (cost $17,919,080)				$19,105,880

Key to holding’s currency abbreviations

BRL	Brazilian Real
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD / $	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts
ARP	Adjustable Rate Preferred Stock
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNB	Medium Term Notes Class B
MTNC	Medium Term Notes Class C
MTNE	Medium Term Notes Class E

* Percentages indicated are based on net assets of $19,343,805.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2010 was $395, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at February 28, 2010.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at February 28, 2010.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 28, 2010. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

i Security purchased with cash or securities received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At February 28, 2010, liquid assets totaling $10,290,730 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The rates shown on FRB and FRN are the current interest rates at February 28, 2010.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at February 28, 2010.

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/10		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $7,068,803)	Value	face value	date	(depreciation)

Australian Dollar	$373,782	$370,756	3/17/10	$3,026

British Pound	150,459	157,408	3/17/10	(6,949)

Canadian Dollar	7,417	7,369	3/17/10	48

Danish Krone	5,417	5,469	3/17/10	(52)

Euro	5,907,476	6,034,513	3/17/10	(127,037)

Hong Kong Dollar	1,585	1,583	3/17/10	2

Japanese Yen	298,392	293,418	3/17/10	4,974

Mexican Peso	45,787	44,742	3/17/10	1,045

Norwegian Krone	59,053	59,578	3/17/10	(525)

Polish Zloty	26,646	25,591	3/17/10	1,055

Singapore Dollar	5,834	5,782	3/17/10	52

South African Rand	2,484	2,490	3/17/10	(6)

Swiss Franc	59,049	60,104	3/17/10	(1,055)

Total				$(125,422)

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/10		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $7,362,372)	Value	face value	date	(depreciation)

Australian Dollar	$378,611	$375,345	3/17/10	$(3,266)

Brazilian Real	99,846	95,278	3/17/10	(4,568)

British Pound	230,948	241,674	3/17/10	10,726

Canadian Dollar	7,132	7,085	3/17/10	(47)

Czech Koruna	24,954	24,859	3/17/10	(95)

Euro	5,964,811	6,095,110	3/17/10	130,299

Hong Kong Dollar	15,462	15,448	3/17/10	(14)

Hungarian Forint	261	259	3/17/10	(2)

Japanese Yen	329,799	324,412	3/17/10	(5,387)

Mexican Peso	54,277	53,024	3/17/10	(1,253)

New Zealand Dollar	16,349	15,960	3/17/10	(389)

Norwegian Krone	79,183	79,953	3/17/10	770

Singapore Dollar	10,246	10,152	3/17/10	(94)

Swedish Krona	10,032	9,878	3/17/10	(154)

Swiss Franc	13,691	13,935	3/17/10	244

Total				$126,770

FUTURES CONTRACTS OUTSTANDING at 2/28/10				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond 10 yr (Long)	1	$113,332	Jun-10	$1,080

Euro-Bobl 5 yr (Short)	1	161,126	Mar-10	(2,523)

Euro-Bund 10 yr (Short)	2	338,977	Mar-10	(3,875)

Euro-Schatz 2 yr (Long)	21	3,120,964	Mar-10	37,341

S&P 500 Index E-Mini (Short)	17	937,975	Mar-10	(10,744)

U.S. Treasury Bond 20 yr (Long)	18	2,118,375	Jun-10	33,482

U.S. Treasury Note 2 yr (Long)	1	217,438	Jun-10	654

U.S. Treasury Note 5 yr (Long)	10	1,159,375	Jun-10	10,441

U.S. Treasury Note 5 yr (Short)	7	811,563	Jun-10	(7,371)

U.S. Treasury Note 10 yr (Short)	23	2,702,141	Jun-10	(38,150)

Total				$20,335

WRITTEN OPTIONS OUTSTANDING at 2/28/10 (premiums received $200,741)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	$338,500	Jul-11/4.5475	$13,188

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	338,500	Jul-11/4.5475	17,910

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	677,000	Jul-11/4.52	27,006

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	677,000	Jul-11/4.52	34,933

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	566,000	Aug-11/4.49	28,192

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	566,000	Aug-11/4.49	24,361

Total			$145,590

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/10
			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse	CHF	260,000	$—	11/17/11	2.5125%	6 month CHF-LIBOR-	$(9,844)
International						BBA

	SEK	1,000,000 E	—	6/8/11	2.22%	3 month SEK-STIBOR-	(1,354)
						SIDE

	SEK	1,000,000 E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.37%	1,023

Goldman Sachs	GBP	101,000	—	2/1/15	6 month GBP-LIBOR-BBA	3.10%	1,845
International

		$453,000	(16,308)	11/12/19	3 month USD-LIBOR-BBA	5.355%	56,845

JPMorgan Chase	JPY	121,100,000	—	2/19/15	6 month JPY-LIBOR-BBA	0.705%	(756)
Bank, N.A.

	JPY	14,400,000	—	2/19/20	6 month JPY-LIBOR-BBA	1.3975%	(31)

	JPY	13,500,000 E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(4,173)

	JPY	18,100,000 E	—	7/28/39	2.40%	6 month JPY-LIBOR-	3,915
						BBA

		$1,300,000	—	11/23/39	4.143%	3 month USD-LIBOR-	38,420
						BBA

	EUR	280,000	—	2/4/40	6 month EUR-EURIBOR-	3.79%	6,148
					REUTERS

	EUR	210,000	—	2/4/15	2.596%	6 month EUR-EURIBOR-	(2,619)
						REUTERS

		$453,000	(16,399)	11/12/19	3 month USD-LIBOR-BBA	5.355%	56,754

Total							$146,173

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/10

				Fixed payments		Unrealized
Swap		Notional	Termination	received (paid)	Total return received	appreciation/
counterparty		amount	date	by fund per annum	(paid) by fund	(depreciation)

Deutsche Bank AG
	EUR	186,000	3/27/14	1.785%	Eurostat Eurozone HICP	$3,040
					excluding tobacco

Goldman Sachs International
	EUR	310,000	4/30/13	2.375%	French Consumer Price	19,792
					Index excluding tobacco

	EUR	310,000	4/30/13	(2.41%)	Eurostat Eurozone HICP	(22,389)
					excluding tobacco

	EUR	310,000	5/6/13	2.34%	French Consumer Price	19,210
					Index excluding tobacco

	EUR	310,000	5/6/13	(2.385%)	Eurostat Eurozone HICP	(22,047)
					excluding tobacco

	EUR	250,000	4/23/14	1.67%	Eurostat Eurozone HICP	1,593
					excluding tobacco

	EUR	186,000	4/14/14	1.835%	Eurostat Eurozone HICP	3,235
					excluding tobacco

		$710,000	5/18/10	0.25%	USA Non Revised	18,347
					Consumer Price Index —
					Urban (CPI-U)

Total						$20,781

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/10						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Limited Brands, Inc., 6 1/8%, 12/1/12	—	$—		$40,000	12/20/12	(252 bp)	$(1,421)

Citibank, N.A.
Masco Corp., 5 7/8%, 7/15/12	—	—		100,000	3/20/17	(213 bp)	1,110

Credit Suisse International
DJ CMB NA CMBX AAA Index	—	(4,005)		51,000	2/17/51	(35 bp)	5,454

DJ CMB NA CMBX AAA Index	—	(1,865)		25,000	2/17/51	(35 bp)	2,772

DJ CMB NA CMBX AJ Index	—	(17,362)		54,000	2/17/51	(96 bp)	12,944

Southwest Airlines, 5 1/4%, 10/1/14	—	—		25,000	3/20/12	(190 bp)	(587)

Deutsche Bank AG
CBS Corp, 4 5/8%, 5/15/18	—	—		70,000	6/20/11	(102 bp)	(413)

CNA Financial Corp., 5.85%, 12/15/14	—	—		135,000	9/20/16	(155 bp)	4,754

Expedia Inc., 7.456%, 8/15/18	—	—		27,000	12/20/13	(310 bp)	(2,410)

General Electric Capital Corp., 6%,	Aa2	—		50,000	9/20/13	109 bp	(1,017)
6/15/12

Hanson PLC., 7 7/8%, 9/27/10	—	—		25,000	9/20/16	(255 bp)	(921)

Universal Corp., 5.2%, 10/15/13	—	—		25,000	3/20/15	(95 bp)	131

Virgin Media Finance PLC, 8 3/4%,	B	—	EUR	10,000	9/20/13	477 bp	928
4/15/14

Goldman Sachs International
CNA Financial Corp., 5.85%, 12/15/14	—	—		$5,000	9/20/11	(160 bp)	(16)

DJ CMB NA CMBX AAA Index	—	(1,413)		17,000	2/17/51	(35 bp)	1,753

Pearson PLC., 7%, 10/27/14	—	—		100,000	6/20/18	(96 bp)	(1,783)

JPMorgan Chase Bank, N.A.
Expedia, Inc., 7.456%, 8/15/18	—	—		18,000	9/20/13	(300 bp)	(1,531)

Glencore Funding LLC, 6%, 4/15/14	—	—		100,000	6/20/14	(148 bp)	914

Sanmina-SCI Corp., 8 1/8%, 3/1/16	B2	—		5,000	6/20/13	595 bp	228

Merrill Lynch International
Computer Sciences Corp, 5%, 2/15/13	—	—		30,000	3/20/13	(66 bp)	(349)

Pearson PLC, 7%, 10/27/14	—	—		100,000	6/20/18	(65 bp)	522

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/10 cont.					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA Index	AA	$6,336	$90,000	2/17/51	35 bp	$(10,329)

Universal Corp., 5.2%, 10/15/13	—	—	75,000	3/20/13	(89 bp)	(346)

UBS, AG
Hanson PLC., 7 7/8%, 9/27/10	—	—	55,000	9/20/16	(250 bp)	(1,840)

Total						$8,547

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2010.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$1,015	$—

Common stocks:

Basic materials	239,763	—	—

Capital goods	240,231	—	—

Communication services	195,801	—	—

Conglomerates	71,492	—	—

Consumer cyclicals	463,323	12,358	—

Consumer staples	351,970	—	—

Energy	359,201	—	—

Financial	1,997,793	—	—

Health care	448,473	—	—

Technology	553,013	—	—

Transportation	70,810	—	—

Utilities and power	129,848	—	—

Total common stocks	5,121,718	12,358	—

Commodity linked notes	—	91,603	—

Convertible bonds and notes	—	1,321,461	—

Convertible preferred stocks	—	788,213	—

Corporate bonds and notes	—	4,954,512	58,200

Foreign government bonds and notes	—	285,056	—

Investment companies	309,842	—	—

Mortgage-backed securities	—	752,295	21

Municipal bonds and notes	—	20,466	—

Preferred stocks	—	10,617	—

Senior loans	—	1,257	—

Units	—	29,565	—

Warrants	—	—	—

Short-term investments	4,304,719	1,042,962	—

Totals by level	$9,736,279	$9,311,380	$58,221

	Level 1	Level 2	Level 3

Other financial instruments:	$20,335	$82,275	$140,313

Other financial instruments include futures, written options, swaps, forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of February 28, 2010:

				Change in net
	Balance as of	Accrued		unrealized	Net	Net transfers in	Balance as of
	February 28,	discounts/	Realized	appreciation/	purchases/	and/or out of	February 28,
Investments in securities:	2009	premiums	gain/(loss)	(depreciation)†	sales	Level 3	2010

Common stocks:

Consumer cyclicals	$—	$—	$—	$—	$—	$—	$—

Total common stocks	$—	—	—	—	—	—	$—

Convertible bonds and notes	$36,000	217	3	56,059	(92,279)	—	$—

Corporate bonds and notes	$66,717	(314)	—	(8,203)	—	—	$58,200

Mortgage-backed securities	$—	—	—	—	—	21	$21

Units	$54,000	—	—	—	—	(54,000)	$—

Warrants	$—	—	—	—	—	—	$—

Totals:	$156,717	$(97)	$3	$47,856	$(92,279)	$(53,979)	$58,221

† Includes $(8,203) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	February 28,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	February 28,
	2009††	premiums	(loss)	(depreciation)†	sales	Level 3	2010††

Other financial instruments:	$148,944	$—	$—	$(8,631)	$—	$—	$140,313

† Includes $(8,631) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $14,044,361)	$15,231,161
Affiliated issuers (identified cost $3,874,719) (Note 6)	3,874,719

Foreign currency (cost $1,688) (Note 1)	1,667

Dividends, interest and other receivables	131,416

Receivable for shares of the fund sold	690,037

Receivable for investments sold	719,907

Unrealized appreciation on swap contracts (Note 1)	261,677

Receivable for variation margin (Note 1)	4,911

Unrealized appreciation on forward currency contracts
(Note 1)	152,419

Receivable from Manager (Note 2)	50,267

Receivable for receivable purchase agreement (Note 2)	140,313

Premium paid on swap contracts (Note 1)	57,352

Total assets	21,315,846

LIABILITIES

Payable to custodian (Note 2)	21,724

Payable for investments purchased	902,978

Payable for shares of the fund repurchased	153,716

Payable for investor servicing fees (Note 2)	4,799

Payable for custodian fees (Note 2)	13,567

Payable for Trustee compensation and expenses (Note 2)	27,474

Payable for administrative services (Note 2)	276

Payable for distribution fees (Note 2)	8,656

Unrealized depreciation on forward currency
contracts (Note 1)	151,071

Written options outstanding, at value (premiums received
$200,741) (Notes 1 and 3)	145,590

Premium received on swap contracts (Note 1)	6,336

Unrealized depreciation on swap contracts (Note 1)	86,176

Collateral on certain derivative contracts, at value
(Note 1)	430,000

Other accrued expenses	19,678

Total liabilities	1,972,041

Net assets	$19,343,805

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$33,542,875

Undistributed net investment income (Note 1)	98,892

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(15,875,280)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	1,577,318

Total — Representing net assets applicable to
capital shares outstanding	$19,343,805

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($13,694,390 divided by 1,522,409 shares)	$9.00

Offering price per class A share (100/94.25 of $9.00)*	$9.55

Net asset value and offering price per class B share
($846,188 divided by 94,374 shares)**	$8.97

Net asset value and offering price per class C share
($2,940,407 divided by 327,930 shares)**	$8.97

Net asset value and redemption price per class M share
($388,115 divided by 43,223 shares)	$8.98

Offering price per class M share (100/96.50 of $8.98)*	$9.31

Net asset value, offering price and redemption price per
class R share ($1,095 divided by 122 shares)***	$9.01

Net asset value, offering price and redemption price per
class Y share ($1,473,610 divided by 163,565 shares)	$9.01

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/28/10

INVESTMENT INCOME

Interest (net of foreign tax of $888 ) (including interest
income of $5,379 from investments in affiliated issuers)
(Note 6)	$1,196,382

Dividends (net of foreign tax of $1,389)	295,751

Securities lending	121

Total investment income	1,492,254

EXPENSES

Compensation of Manager (Note 2)	170,887

Investor servicing fees (Note 2)	48,521

Custodian fees (Note 2)	61,395

Trustee compensation and expenses (Note 2)	9,946

Administrative services (Note 2)	7,936

Distribution fees — Class A (Note 2)	29,437

Distribution fees — Class B (Note 2)	9,169

Distribution fees — Class C (Note 2)	25,880

Distribution fees — Class M (Note 2)	2,432

Distribution fees — Class R (Note 2)	5

Reports to shareholders	27,906

Auditing	84,134

Other	24,859

Fees waived and reimbursed by Manager (Note 2)	(301,025)

Total expenses	201,482

Expense reduction (Note 2)	(75)

Net expenses	201,407

Net investment income	1,290,847

Net realized loss on investments (Notes 1 and 3)	(4,214,952)

Net increase from payments by affiliates (Note 2)	1,245

Net realized gain on swap contracts (Note 1)	907,532

Net realized loss on futures contracts (Note 1)	(933,291)

Net realized loss on foreign currency transactions (Note 1)	(171,334)

Net realized gain on written options (Notes 1 and 3)	183,496

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(11,127)

Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, receivable
purchase agreements and TBA sale commitments during
the year	14,418,491

Net gain on investments	10,180,060

Net increase in net assets resulting from operations	$11,470,907

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	2/28/10	2/28/09

Operations:

Net investment income	$1,290,847	$2,500,211

Net realized loss on investments and
foreign currency transactions	(4,227,304)	(7,697,544)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	14,407,364	(11,723,654)

Net increase (decrease) in net assets
resulting from operations	11,470,907	(16,920,987)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(837,361)	(993,880)

Class B	(56,813)	(91,893)

Class C	(164,954)	(189,727)

Class M	(21,597)	(9,713)

Class R	(66)	(72)

Class Y	(714,891)	(2,552,316)

Redemption fees (Note 1)	22	79

Decrease from capital share transactions
(Note 4)	(23,970,579)	(1,935,974)

Total decrease in net assets	(14,295,332)	(22,694,483)

NET ASSETS

Beginning of year	33,639,137	56,333,620

End of year (including undistributed net
investment income of $98,892 and
$256,911, respectively)	$19,343,805	$33,639,137

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%) [e]

Class A
February 28, 2010	$6.69	.36	2.54	2.90	(.59)	—	(.59)	— [f]	$9.00	44.22	$13,694.75		4.31	93.03
February 28, 2009	10.42	.45	(3.49)	(3.04)	(.69)	—	(.69)	— [f]	6.69	(30.00)	9,116.74		4.92	144.95
February 29, 2008	11.06	.45	(.60)	(.15)	(.44)	(.05)	(.49)	— [f]	10.42	(1.42)	14,503.71		4.09	112.08
February 28, 2007	10.44	.45	.62	1.07	(.44)	(.01)	(.45)	— [f]	11.06	10.53	12,621.75		4.21	82.66
February 28, 2006	10.49	.38	.01	.39	(.35)	(.09)	(.44)	—	10.44	3.80	8,593.88		3.58	70.56

Class B
February 28, 2010	$6.67	.30	2.52	2.82	(.52)	—	(.52)	— [f]	$8.97	43.13	$846	1.50	3.69	93.03
February 28, 2009	10.39	.38	(3.48)	(3.10)	(.62)	—	(.62)	— [f]	6.67	(30.55)	876	1.49	4.14	144.95
February 29, 2008	11.03	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [f]	10.39	(2.14)	1,669	1.46	3.34	112.08
February 28, 2007	10.43	.37	.61	.98	(.37)	(.01)	(.38)	— [f]	11.03	9.60	1,068	1.50	3.50	82.66
February 28, 2006 †	10.64	.15	(.12) [g]	.03	(.15)	(.09)	(.24)	—	10.43	.25 *	233	.81 *	1.48 *	70.56

Class C
February 28, 2010	$6.67	.29	2.54	2.83	(.53)	—	(.53)	— [f]	$8.97	43.15	$2,940	1.50	3.55	93.03
February 28, 2009	10.40	.38	(3.49)	(3.11)	(.62)	—	(.62)	— [f]	6.67	(30.60)	2,159	1.49	4.22	144.95
February 29, 2008	11.04	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [f]	10.40	(2.13)	2,556	1.46	3.30	112.08
February 28, 2007	10.43	.37	.62	.99	(.37)	(.01)	(.38)	— [f]	11.04	9.69	1,090	1.50	3.48	82.66
February 28, 2006 †	10.64	.15	(.13) [g]	.02	(.14)	(.09)	(.23)	—	10.43	.23 *	221	.81 *	1.45 *	70.56

Class M
February 28, 2010	$6.68	.31	2.53	2.84	(.54)	—	(.54)	— [f]	$8.98	43.41	$388	1.25	3.68	93.03
February 28, 2009	10.40	.41	(3.48)	(3.07)	(.65)	—	(.65)	— [f]	6.68	(30.33)	95	1.24	4.41	144.95
February 29, 2008	11.04	.39	(.59)	(.20)	(.39)	(.05)	(.44)	— [f]	10.40	(1.92)	160	1.21	3.59	112.08
February 28, 2007	10.43	.40	.61	1.01	(.39)	(.01)	(.40)	— [f]	11.04	9.93	159	1.25	3.71	82.66
February 28, 2006 †	10.64	.17	(.14) [g]	.03	(.15)	(.09)	(.24)	—	10.43	.33 *	91	.70 *	1.62 *	70.56

Class R
February 28, 2010	$6.69	.34	2.55	2.89	(.57)	—	(.57)	— [f]	$9.01	44.04	$1	1.00	4.07	93.03
February 28, 2009	10.43	.43	(3.50)	(3.07)	(.67)	—	(.67)	— [f]	6.69	(30.24)	1.99		4.68	144.95
February 29, 2008	11.06	.42	(.58)	(.16)	(.42)	(.05)	(.47)	— [f]	10.43	(1.57)	1.96		3.87	112.08
February 28, 2007	10.44	.42	.62	1.04	(.41)	(.01)	(.42)	— [f]	11.06	10.23	1	1.00	3.95	82.66
February 28, 2006 †	10.64	.18	(.13) [g]	.05	(.16)	(.09)	(.25)	—	10.44	.49 *	1	.58 *	1.70 *	70.56

Class Y
February 28, 2010	$6.70	.45	2.47	2.92	(.61)	—	(.61)	— [f]	$9.01	44.53	$1,474.50		5.71	93.03
February 28, 2009	10.43	.47	(3.49)	(3.02)	(.71)	—	(.71)	— [f]	6.70	(29.81)	21,393.49		5.20	144.95
February 29, 2008	11.07	.42	(.54)	(.12)	(.47)	(.05)	(.52)	— [f]	10.43	(1.19)	37,444.46		3.89	112.08
February 28, 2007	10.45	.48	.62	1.10	(.47)	(.01)	(.48)	— [f]	11.07	10.77	109.50		4.48	82.66
February 28, 2006 ††	10.40	.16	.13 [g]	.29	(.15)	(.09)	(.24)	—	10.45	2.80 *	1	.30 *	1.61 *	70.56

* Not annualized.

† For the period September 12, 2005 (commencement of operations) to February 28, 2006.

†† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

	2/28/10	2/28/09	2/29/08	2/28/07	2/28/06

Class A	1.12%	0.99%	1.05%	2.94%	2.53%

Class B	1.12	0.99	1.05	2.94	1.60

Class C	1.12	0.99	1.05	2.94	1.60

Class M	1.12	0.99	1.05	2.94	1.60

Class R	1.12	0.99	1.05	2.94	1.60

Class Y	1.12	0.99	1.05	2.94	1.60

e Portfolio turnover excludes dollar-roll transactions.

f Amount represents less than $0.01 per share.

g The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

44	45

Notes to financial statements 2/28/10

Note 1: Significant accounting policies

Putnam Income Strategies Fund (the “fund”), is a series of Putnam Funds Trust (the “Trust”), a diversified Massachusetts business trust and registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities offer the potential for current income and capital growth from mainly large companies. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April 15, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

D) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,800,000 on Purchased options contracts for the year ended February 28, 2010. See Note 3 for the volume of Written options contracts activity for the year ended February 28, 2010. The fund had an average contract amount of approximately 232 on Futures contracts for the year ended February 28, 2010.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on Forward currency contracts at the year ended February 28, 2010 are indicative of the volume of activity during the period.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on Total return swap contracts at the year ended February 28, 2010 are indicative of the volume of activity during the period.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $89,500,000 on Interest rate swap contracts for the year ended February 28, 2010.

J) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $6,000,000 on Credit default swap contracts for the year ended February 28, 2010.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At February 28, 2010, the fund had a net liability position of $293,850 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $184,899.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2010, the fund had no securities out on loan.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At February 28, 2010, the fund had a capital loss carryover of $15,075,182 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$233,376	February 29, 2016

4,367,310	February 28, 2017

10,474,496	February 28, 2018

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, defaulted bond interest, unrealized and realized gains and losses, on certain futures contracts, straddle loss deferrals, income on swap contracts, interest only securities and receivable purchase agreement gain. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2010, the fund reclassified $346,816 to increase undistributed net investment income and $5,124 to increase paid-in-capital, with an increase to accumulated net realized losses of $351,940.

The tax basis components of distributable earnings and the federal tax cost as of February 28, 2010 were as follows:

Unrealized appreciation	$1,505,754
Unrealized depreciation	(631,226)

Net unrealized appreciation	874,528
Undistributed ordinary income	128,060
Capital loss carryforward	(15,075,182)

Cost for federal income tax purposes	$18,231,352

R) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and
other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.68% of the first $5 billion, 0.63% of the next $5 billion, 0.58% of the next $10 billion, 0.53% of the next $10 billion, 0.48% of the next $50 billion, 0.46% of the next $50 billion, 0.45% of the next $100 billion and 0.445% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement was based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s distribution plans) would exceed an annual rate of 0.50% of the fund’s average net assets. During the year ended February 28, 2010, the fund’s expenses were reduced by $216,310 as a result of the lower of the limits specified above.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended February 28, 2010, the fund’s expenses were reduced by $84,715 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $1,245 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $577,942 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the year ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At February 28, 2010, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended February 28, 2010, the fund’s expenses were reduced by $75 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,929 and $256 from the sale of class A and class M shares, respectively, and received $746 and $1 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the year ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $20,967,147 and $48,289,375, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended February 28, 2010 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding	USD	318,002	$19,601
at beginning of year	EUR	350,000	21,062

	USD	12,172,680	762,235
Options opened	EUR	800,000	29,524

	USD	(9,611)	(13,572)
Options exercised	EUR	—	—

	USD	(777)	(8,380)
Options expired	EUR	—	—

	USD	(9,317,294)	(559,143)
Options closed	EUR	(1,150,000)	(50,586)

Written options outstanding	USD	3,163,000	$200,741
at end of year	EUR	—	—

Note 4: Capital shares

At February 28, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/10		Year ended 2/28/09

Class A	Shares	Amount	Shares	Amount

Shares sold	593,430	$4,893,096	791,497	$7,343,068

Shares issued in
connection with
reinvestment of
distributions	88,761	746,462	111,059	883,398

	682,191	5,639,558	902,556	8,226,466

Shares
repurchased	(522,915)	(4,253,431)	(930,927)	(8,235,713)

Net increase
(decrease)	159,276	$1,386,127	(28,371)	$(9,247)

	Year ended 2/28/10		Year ended 2/28/09

Class B	Shares	Amount	Shares	Amount

Shares sold	51,305	$424,757	107,271	$1,005,259

Shares issued in
connection with
reinvestment of
distributions	5,912	48,997	10,608	84,262

	57,217	473,754	117,879	1,089,521

Shares
repurchased	(94,253)	(777,097)	(147,039)	(1,299,722)

Net decrease	(37,036)	$(303,343)	(29,160)	$(210,201)

	Year ended 2/28/10		Year ended 2/28/09

Class C	Shares	Amount	Shares	Amount

Shares sold	94,518	$826,761	185,669	$1,712,779

Shares issued in
connection with
reinvestment of
distributions	15,886	133,250	19,826	154,326

	110,404	960,011	205,495	1,867,105

Shares
repurchased	(106,185)	(870,758)	(127,702)	(1,040,479)

Net increase	4,219	$89,253	77,793	$826,626

	Year ended 2/28/10		Year ended 2/28/09

Class M	Shares	Amount	Shares	Amount

Shares sold	36,424	$271,959	9,280	$80,515

Shares issued in
connection with
reinvestment of
distributions	2,237	18,842	1,096	8,894

	38,661	290,801	10,376	89,409

Shares
repurchased	(9,636)	(76,801)	(11,554)	(88,705)

Net increase
(decrease)	29,025	$214,000	(1,178)	$704

	Year ended 2/28/10		Year ended 2/28/09

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in
connection with
reinvestment of
distributions	8	66	9	72

	8	66	9	72

Shares
repurchased	—	—	—	—

Net increase	8	$66	9	$72

	Year ended 2/28/10		Year ended 2/28/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	627,760	$4,920,522	3,777,866	$30,613,188

Shares issued in
connection with
reinvestment of
distributions	92,541	713,296	322,397	2,552,259

	720,301	5,633,818	4,100,263	33,165,447

Shares
repurchased	(3,751,640)	(30,990,500)*	(4,493,695)	(35,709,375)

Net decrease	(3,031,339)	$(25,356,682)	(393,432)	$(2,543,928)

*Includes $23,190,739 related to the reallocation of the Putnam RetirementReady Fund’s underlying holdings.

At February 28, 2010, Putnam Investments, LLC owned the following shares:

		Percent of
	Shares	ownership	Value

Class M	120	0.28%	$1,078

Class R	122	100.0	1,095

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$56,155	Payables	$29,299

Foreign exchange contracts	Receivables	152,419	Payables	151,071

Equity contracts		—	Payables, Net assets —	10,744*
Unrealized appreciation /
(depreciation)

Interest rate contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation /		Unrealized appreciation /
	(depreciation)	345,872*	(depreciation)	260,722*

Total		$554,446		$451,836

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the year ended February 28, 2010 (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$ —	$—	$—	$(335,572)	$(335,572)

Foreign exchange contracts	—	—	(168,614)	—	$(168,614)

Equity contracts	19,345	(468,721)	—	—	$(449,376)

Interest rate contracts	135,328	(464,570)	—	1,243,104	$913,862

Total	$154,673	$ (933,291)	$(168,614)	$907,532	$(39,700)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$106,167	$106,167

Foreign exchange contracts	—	—	(17,546)	—	$(17,546)

Equity contracts	(1,193)	(319,479)	—	—	$(320,672)

Interest rate contracts	(13,544)	126,313	—	(27,370)	$85,399

Total	$(14,737)	$(193,166)	$(17,546)	$78,797	$(146,652)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,379 for the year ended February 28, 2010. During the year ended February 28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $28,740,681 and $24,865,962, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PFLRX	PFRBX	PFICX	Pending	Pending	PFRYX

Putnam
Floating Rate
Income Fund

Prospectus
6| 30 | 10


Fund summary	2
What are the fund’s main investment strategies and related risks?	6
Who oversees and manages the fund?	12
How does the fund price its shares?	13
How do I buy fund shares?	14
How do I sell or exchange fund shares?	21
Policy on excessive short-term trading	24
Distribution plans and payments to dealers	27
Fund distributions and taxes	29
Financial highlights	31

Investment Category: Income	These securities have not been approved or disap-
proved by the Securities and Exchange Commission
This prospectus explains what you should	nor has the Commission passed upon the accuracy
know about this mutual fund before you	or adequacy of this prospectus. Any statement to the
invest. Please read it carefully.	contrary is a crime.

Fund summary

Goal

Putnam Floating Rate Income Fund seeks high current income. Preservation of capital is a secondary goal.

Fees and expenses


The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in Putnam funds. More information about these and other discounts is available from your finan-cial advisor and in How do I buy fund shares beginning on page 14 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).


Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original
	imposed on purchases	purchase price or	Redemption fee (as
	(as a percentage of	redemption proceeds,	a percentage of total
Share class	offering price)	whichever is lower)	redemption proceeds)
Class A	1.00%	NONE*	1.00%
Class B	NONE	1.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	0.75%	NONE*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%


Annual fund operating expenses***
(expenses you pay each year as a percentage of the value of your investment)


		Distribution		Acquired fund	Total annual
	Management	and service	Other	operating	fund operating
Share class	fees	(12b-1) fees	expenses	expenses	expenses
Class A	0.57%	0.25%	0.26%	0.01%	1.09%
Class B	0.57%	0.45%	0.26%	0.01%	1.29%
Class C	0.57%	1.00%	0.26%	0.01%	1.84%
Class M	0.57%	0.30%	0.26%	0.01%	1.14%
Class R	0.57%	0.50%	0.26%	0.01%	1.34%
Class Y	0.57%	N/A	0.26%	0.01%	0.84%


* A deferred sales charge of 1.00% on class A shares and of 0.30% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.


** This charge is phased out over two years.

2	Prospectus


***Restated to reflect projected expenses under a new management contract effective 1/1/2010 and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.


Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$210	$443	$695	$1,415
Class B	$231	$409	$708	$1,502
Class B (no redemption)	$131	$409	$708	$1,502
Class C	$287	$579	$995	$2,159
Class C (no redemption)	$187	$579	$995	$2,159
Class M	$190	$435	$698	$1,451
Class R	$136	$425	$734	$1,613
Class Y	$86	$268	$466	$1,037

Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 54%.

Investments, risks, and performance

Investments

We invest mainly in corporate loans and other corporate debt securities which have floating rates of interest, are obligations of U.S. issuers and are below investment-grade in quality (sometimes referred to as “junk bonds”). We may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

Prospectus	3

Risks

It is important to understand that you can lose money by investing in the fund.


The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally greater for longer-term bonds. To the extent the fund holds floating rate loans, interest rate risk may be reduced but will not be eliminated. Bond investments also are subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). While floating rate loans are normally secured by specific collateral or assets of the issuer (so that holders of the loans, such as the fund, will have a priority claim on those assets in the event of default or bankruptcy of the issuer), the value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions.


The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

4	Prospectus



Average annual total returns after sales charges
(for periods ending 12/31/09)

			Since inception
Share class	1 year	5 years	(8/4/04)
Class A before taxes	40.19%	2.04%	2.09%
Class A after taxes on distributions	38.02%	0.15%	0.27%
Class A after taxes on distributions and
sale of fund shares	25.97%	0.64%	0.72%
Class B before taxes	39.75%	1.62%	1.66%
Class C before taxes	39.54%	1.47%	1.50%
Class M before taxes	40.02%	1.92%	1.96%
Class R before taxes	41.16%	2.01%	2.05%
Class Y before taxes	41.87%	2.46%	2.49%
Barclays Capital U.S. High Yield Loan
Index (no deduction for fees, expenses or taxes)	53.84%	N/A	N/A
S&P/LSTA Leveraged Loan Index
(no deduction for fees, expenses or taxes)	51.61%	4.23%	4.27%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-deferred arrangement.



Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Paul D. Scanlon, Team Leader, U.S. High Yield, portfolio manager of fund since 2005

Norman P. Boucher, Portfolio Manager, portfolio manager of fund since 2008

Robert L. Salvin, Portfolio Manager, portfolio manager of fund since 2008

Prospectus	5

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information


The fund normally distributes any net investment income monthly and any net realized capital gains annually, which will be taxed as ordinary income or as capital gains unless the shares are held through a qualified retirement plan.


Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

What are the fund’s main investment strategies and related risks?


This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund’s goal by investing mainly in floating rate corporate loans and, to a lesser extent, other floating rate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders.

6	Prospectus

Floating rate loans are debt obligations that have interest rates which adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate such as the London Inter-Bank Off ered Rate (“LIBOR”) or the prime rate offered by one or more major U.S. banks. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the issuer such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the issuer so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. Floating rate loans are typically structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. The fund may also invest in fixed rate debt instruments.


• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.


We expect to invest mostly in floating rate loans and other floating rate debt securities that are rated BB or B or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. However, we may invest the fund’s assets without limit in floating rate loans and other floating rate debt securities rated above BB or below B or their respective equivalents, at the time of purchase, and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment-grade (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it diffi cult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value.


When the fund invests in a loan participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund. In addition, the fund is subject to the risk that the borrower under the loan will default on its obligations.

Prospectus	7

The fund will invest mostly in senior secured corporate loans, which are senior to most of the borrower’s other obligations, secured by collateral and generally subject to more favorable restrictive covenants than below-investment-grade bonds. While these protections may reduce credit risk, the fund will remain subject to significant credit risk.

A significant portion of the fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leverage recapitalization loans and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than other investments.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.



• Impairment of collateral. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Floating rate loans may not be fully collateralized and may decline in value.

• Interest rate risk. The values of debt instruments, including loans and bonds, usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments.

8	Prospectus

In evaluating the potential performance of an investment in the fund, investors may find it useful to compare the fund’s current dividend rate with its “yield,” which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums.

• Prepayment risk. Most floating rate loans, as well as some other debt securities, allow for prepayment of principal without penalty. If a borrower prepays a loan, we might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

• Access to confidential information. With respect to its management of investments in floating rate loans, Putnam will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of floating rate loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, issuers may off er to furnish Confidential Information to prospective purchasers, and to holders, of the issuer’s floating rate loans. Putnam’s decision not to receive Confidential Information may place Putnam at a disadvantage relative to other investors in floating rate loans (which could have an adverse effect on the price that the fund pays or receives when buying or selling loans). Also, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, Putnam’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

• Focus of investments. The fund will not invest more than 25% of its total assets in floating rate loans of borrowers in a single industry. Events that affect banking or related industries may affect the agent banks administering floating rate loans, or any intermediate participants positioned between the fund and the borrower with respect to a loan participation, and may have a significant effect on the fund.

• Foreign investments. We may invest up to 25% of the fund’s net assets in securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Prospectus	9

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

• Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.

• Illiquid investments. Although the market for the types of floating rate loans in which the fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling these loans at their market values when we consider such a sale desirable.

10	Prospectus

• Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in equity securities. These practices may be subject to other risks, as described in the SAI.

• Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily invest some or all of the fund’s assets using alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

• Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

• Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time the fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Prospectus	11

Who oversees and manages the fund?

The fund’s Trustees


As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. The Putnam Funds’ Board of Trustees includes Trustees who are elected by shareholder vote at least once every five years and at least 75% of whom are independent (not an officer of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management)).


The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the fund’s Trustees
Address correspondence to:

 The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The fund’s investment manager


The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract and the sub-management contract described below is discussed in the fund’s annual report to shareholders dated February 28, 2010. Under a new management contract approved by shareholders and effective January 1, 2010, the fund pays a monthly fee to Putnam Management at an annual rate (as a percentage of the fund’s average net assets for the month) that varies based on the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of such funds investing in, or invested in by, other such funds, such as Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund, to the extent necessary to avoid “double counting” of such net assets), as determined at the close of each business day during the month. Under the fund’s prior management contract, the fund paid a

12	Prospectus

monthly management fee at a rate based solely on the average net assets of the fund, as determined at the close of each business day during the month. Based on the current management contract and the fund’s prior management contract, the fund paid Putnam Management a management fee (after any applicable waivers) of 0.56% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.


Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the fund) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Pursuant to this arrangement, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio Managers	Joined fund	Employer	Positions over past five years
Paul D. Scanlon	2005	Putnam Management	Team Leader, U.S. High Yield
		1999 – Present	Previously, Portfolio Manager

Norman P. Boucher	2008	Putnam Management	Portfolio Manager
		1998 – Present

Robert L. Salvin	2008	Putnam Management	Portfolio Manager
		2000 – Present	Previously, High Yield
			and Convertible Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

Prospectus	13

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or a dealer selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially aff ecting the values of the fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

14	Prospectus

Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in a retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

While the fund no longer issues certificates for fund shares, previously issued share certificates remain valid.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

• Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.

• Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

• Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

Prospectus	15

• By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.

• By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds.

Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares, and certain investors described below may also choose class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

• How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first two years; class C shares charge a CDSC on redemptions in the first year.

• How much you intend to invest. No initial sales charges will apply to purchases of class A or class M shares of $500,000 and above.

• Total expenses associated with each share class. As shown in the section entitled Fund summary — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

• Initial sales charge of up to 1.00%

• No initial sales charge for investments of $500,000 or more

16	Prospectus

• No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

Class B shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of up to 1.00% if shares are sold within two years of purchase

• Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

• Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

• Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of 1.00% if shares are sold within one year of purchase

• Higher annual expenses, and lower dividends, than class A, B or M shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time

• Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

• Initial sales charge of up to 0.75%

• No initial sales charge for investments of $500,000 or more

• No deferred sales charge (except that a deferred sales charge of 0.30% may be imposed on certain redemptions of shares bought without an initial sales charge)

Prospectus	17

• Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time

• Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available to qualified plans only)

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class C shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A, B and M shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time.

Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

• qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

• bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

• corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

• college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

• other Putnam funds and Putnam investment products;

• investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Putnam;

18	Prospectus

• clients of a financial representative who are charged a fee for consulting or similar services;

• corporations, endowments, and foundations that have entered into an arrangement with Putnam; and

• fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Putnam.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees.

Initial sales charges for class A and M shares

	Class A sales charge as		Class M sales charge as
	a percentage of*:		a percentage of*:
Amount of purchase at	Net amount	Offering	Net amount	Offering
offering price ($)	invested	price**	invested	price**
Under 500,000	1.01%	1.00%	0.76%	0.75%
500,000 and above	NONE	NONE	NONE	NONE

*Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

**Offering price includes sales charge.

Reducing your class A or class M sales charge

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

• Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor

Prospectus	19

children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.


To calculate the total value of your existing accounts and any linked accounts, the fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.


• Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

• Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial representative may ask you for records

20	Prospectus

or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Investment Choices, then Mutual Funds, then Pricing policies, and in the SAI.

• Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of the fund or other Putnam funds. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. (See Policy on excessive short-term trading regarding sales or exchanges made within 7 days of purchase.) Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. Class B shares of most other Putnam funds have a higher deferred sales charge than the fund. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

• Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable

Prospectus	21

deferred sales charge and short-term trading fee. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

• Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee.

• By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.

• By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares.

The telephone redemption and exchange privileges may be modified or terminated without notice.

• Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.

• Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

• Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative

22	Prospectus

effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within two years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3+

Charge	1%	0.50%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $500,000 or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase. A deferred sales charge of 0.30% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

• Payment information. The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

• Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Prospectus	23

Policy on excessive short-term trading

• Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inef-ficiencies in the fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, such as stocks of smaller issuers.

• Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value

24	Prospectus

investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

• Short-term trading fee. The fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 7 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to off set brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

• Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or the fund considers to be excessive or inappropriate, Putnam Management will issue the investor and his or

Prospectus	25

her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

• Account restrictions. In addition to enforcing these exchange parameters, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or finan-cial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity may not have been detected by the fund’s current monitoring parameters.

• Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to suffi cient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be

26	Prospectus

taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, the fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the section Fund summary — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

• Distribution and service (12b-1) plans. The fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class B, class M and class R shares to 0.25%, 0.45%, 0.30% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class M shares, unlike class B shares, do not convert to class A shares, class M shares may cost you more over time than class B shares. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

• Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under the heading Fund summary — Fees and expenses at the front of this prospectus.

Prospectus	27

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/ or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading Fund summary — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affi liates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These

28	Prospectus

payments are not expected, with certain exceptions for affiliated and unaf-filiated entities noted in the SAI, to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion in the SAI under the heading Management —Investor Servicing Agent for more details.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2009 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affi liates and any services your dealer provides, as well as about fees and/or commissions it charges.

Fund distributions and taxes

The fund declares a distribution daily based on our projections of its estimated net income. The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of this fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the fund. Generally, periodic distributions from the fund to the plan are reinvested in additional fund shares, although the plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than by how long you have owned your shares. Properly designated distributions of gains from investments that the fund

Prospectus	29

owned for more than one year are generally taxable to you as long-term capital gains. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of bonds characterized as market discount are generally taxable to you as ordinary income. Distributions are taxable in this manner whether you receive them in cash or reinvest them in additional shares of this fund or other Putnam funds.

Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.


Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.


The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.



The fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, the fund’s investment in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

The fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

30	Prospectus


The above is a general summary of the tax implications of investing in the fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by KPMG LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.



Prospectus	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

	Net asset		Net realized									Ratio of net
	value,		and unrealized	Total from	From net					Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	Net asset value,	Total return at net	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	distributions	fees [e]	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
February 28, 2010	$6.82	.35	1.81	2.16	(.35)	(.35)	—	$8.63	32.11	$176,057	1.10	4.28	54.09
February 28, 2009	8.90	.44	(2.09)	(1.65)	(.43)	(.43)	—	6.82	(19.09)	115,821	1.06	5.26	46.35
February 29, 2008	10.03	.64	(1.12)	(.48)	(.65)	(.65)	—	8.90	(5.04)	231,024	1.04	6.53	65.32
February 28, 2007	10.01	.62	— [e]	.62	(.60)	(.60)	—	10.03	6.43	341,400	1.04	6.20	89.22
February 28, 2006	10.04	.47	(.05)	.42	(.45)	(.45)	—	10.01	4.32	263,864	1.09	4.66	59.85

Class B
February 28, 2010	$6.81	.29	1.82	2.11	(.30)	(.30)	—	$8.62	31.37	$8,881	1.70	3.66	54.09
February 28, 2009	8.89	.39	(2.09)	(1.70)	(.38)	(.38)	—	6.81	(19.62)	8,083	1.66	4.67	46.35
February 29, 2008	10.03	.58	(1.12)	(.54)	(.60)	(.60)	—	8.89	(5.71)	16,752	1.64	5.93	65.32
February 28, 2007	10.01	.56	— [e]	.56	(.54)	(.54)	—	10.03	5.80	28,576	1.64	5.57	89.22
February 28, 2006	10.03	.40	(.03)	.37	(.39)	(.39)	—	10.01	3.81	25,633	1.69	4.02	59.85

Class C
February 28, 2010	$6.82	.28	1.81	2.09	(.29)	(.29)	—	$8.62	31.02	$62,008	1.85	3.52	54.09
February 28, 2009	8.89	.37	(2.07)	(1.70)	(.37)	(.37)	—	6.82	(19.63)	48,186	1.81	4.54	46.35
February 29, 2008	10.03	.56	(1.12)	(.56)	(.58)	(.58)	—	8.89	(5.87)	88,517	1.79	5.80	65.32
February 28, 2007	10.01	.55	— [e]	.55	(.53)	(.53)	—	10.03	5.67	114,234	1.79	5.48	89.22
February 28, 2006	10.03	.40	(.04)	.36	(.38)	(.38)	—	10.01	3.66	76,554	1.84	3.92	59.85

Class M
February 28, 2010	$6.82	.33	1.82	2.15	(.34)	(.34)	—	$8.63	31.91	$2,956	1.25	4.13	54.09
February 28, 2009	8.90	.43	(2.09)	(1.66)	(.42)	(.42)	—	6.82	(19.22)	2,040	1.21	5.17	46.35
February 29, 2008	10.03	.62	(1.11)	(.49)	(.64)	(.64)	—	8.90	(5.19)	5,637	1.19	6.41	65.32
February 28, 2007	10.01	.59	.02	.61	(.59)	(.59)	—	10.03	6.27	6,767	1.19	5.89	89.22
February 28, 2006	10.03	.41	.01 [f]	.42	(.44)	(.44)	—	10.01	4.31	14,928	1.24	4.23	59.85

Class R
February 28, 2010	$6.82	.33	1.81	2.14	(.33)	(.33)	—	$8.63	31.82	$231	1.35	4.05	54.09
February 28, 2009	8.90	.41	(2.08)	(1.67)	(.41)	(.41)	—	6.82	(19.31)	113	1.31	5.09	46.35
February 29, 2008	10.03	.60	(1.10)	(.50)	(.63)	(.63)	—	8.90	(5.26)	137	1.29	6.05	65.32
February 28, 2007	10.01	.58	.02	.60	(.58)	(.58)	—	10.03	6.18	353	1.29	5.78	89.22
February 28, 2006	10.03	.42	(.01)	.41	(.43)	(.43)	—	10.01	4.17	235	1.34	4.25	59.85

Class Y
February 28, 2010	$6.82	.37	1.81	2.18	(.37)	(.37)	—	$8.63	32.43	$89,479.85		4.52	54.09
February 28, 2009	8.90	.46	(2.09)	(1.63)	(.45)	(.45)	—	6.82	(18.89)	36,251.81		5.63	46.35
February 29, 2008	10.03	.66	(1.11)	(.45)	(.68)	(.68)	—	8.90	(4.82)	40,932.79		6.89	65.32
February 28, 2007	10.01	.63	.02	.65	(.63)	(.63)	—	10.03	6.73	3,524.79		6.29	89.22
February 28, 2006 †	10.01	.22	— [e]	.22	(.22)	(.22)	—	10.01	2.19 *	5,747	.34 *	2.20 *	59.85

See notes to financial highlights at the end of this section.

32	Prospectus	Prospectus	33

Financial highlights (Continued)

* Not annualized.


† For the period October 4, 2005 (commencement of operations) to February 28, 2006.


a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements.


d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts.

	2/28/10	2/28/09	2/29/08	2/28/07	2/28/06
Class A	0.07%	0.09%	0.02%	0.01%	0.03%

Class B	0.07	0.09	0.02	0.01	0.03

Class C	0.07	0.09	0.02	0.01	0.03

Class M	0.07	0.09	0.02	0.01	0.04

Class R	0.07	0.09	0.02	0.01	0.03

Class Y	0.07	0.09	0.02	0.01	<0.01

e Amount represents less than $0.01 per share.

f The amount of net realized and unrealized gain shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

34	Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.


A 1.00% short-term trading fee may apply to exchanges of fund shares that are made within the applicable holding period. For certain global, international, high-yield, and small-cap funds, the fee will apply to shares held for 90 days or less. For other Putnam funds (other than money market funds), the fee will apply to shares held for seven days or less or 30 days or less, depending on the fund. Please read the prospectus of the applicable fund for more details.


Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll free at 1-800-225-1581.


Prospectus	35

For more information about
Putnam Floating Rate Income Fund

The fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Wash-ington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the fund’s file number.

Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

File No. 811-07513	SP096 262207 6/10

FUND	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS
SYMBOLS	A	B	C	M	R	Y
	PFLRX	PFRBX	PFICX	Pending	Pending	PFRYX

Putnam Floating Rate Income Fund

A Series of Putnam Funds Trust

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)

6/30/10

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the fund's annual report or a prospectus dated 6/30/10, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

SAI_539 2010/06

I-1

Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
DISTRIBUTIONS	I-5
CHARGES AND EXPENSES	I-6
PORTFOLIO MANAGERS	I-16
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	I-17

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-11
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-19
TAXES	II-53
MANAGEMENT	II-63
DETERMINATION OF NET ASSET VALUE	II-83
INVESTOR SERVICES	II-84
SIGNATURE GUARANTEES	II-88
REDEMPTIONS	II-88
SHAREHOLDER LIABILITY	II-89
DISCLOSURE OF PORTFOLIO INFORMATION	II-89
PROXY VOTING GUIDELINES AND PROCEDURES	II-90
SECURITIES RATINGS	II-91
CLAIMS - PAYING ABILITY RATINGS	II-94
APPENDIX A – PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-98
APPENDIX B – FINANCIAL STATEMENTS	II-114

I-2

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Floating Rate Income Fund is a series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the “Trust”). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The fund has voluntarily undertaken to hold a shareholder meeting at least every five years.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

I-3

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities of other investment companies.

(7) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

I-4

(8) With respect to 75% of its total assets, acquire more than 10% of the outstanding securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities of other investment companies.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).


(2) The fund will not issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


Conversion to a master-feeder structure. The fund currently invests directly in corporate loans and other securities, but may in the future invest its assets in another investment company that, in turn, invests its assets in corporate loans and other securities in a "master/feeder" structure. If the fund's Trustees approve the conversion of the fund to a master/feeder structure, no shareholder approval would be required; your purchase of fund shares is deemed to be your consent to a conversion. The fund will, however, notify you in advance of any conversion. It is not expected that a conversion would result in increased expenses.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

DISTRIBUTIONS

I-5

The distribution declared by the fund each day will be in an amount equal to the projected net investment income for a specified period (to be determined by Putnam Investment Management, LLC, the fund's investment manager (Putnam Management) in light of existing or anticipated market conditions to avoid sharp fluctuations in the amount of daily distributions), plus, for certain periods, undistributed amounts of such income, divided by the number of days in that period. The amount of the daily distribution will generally differ from the fund's daily taxable investment income and book net investment income computed in accordance with generally accepted accounting principles, since the daily distribution is calculated on the assumption that estimated taxable income and book net investment income for the period are earned pro-rata throughout the period on a daily basis. Estimated net investment income for any period will be based upon Putnam Management's projections of investment income to be accrued during the period less projected expenses of the fund to be accrued for the period.

In estimating net investment income, Putnam Management may reduce the amounts to provide a reserve of undistributed amounts, which could be paid in subsequent periods. This procedure may enable the fund to avoid sharp fluctuations in the total daily distributions from period to period and to minimize the possibility of making distributions from paid-in surplus or other capital sources. The reserve may increase the net asset value of the fund, thereby causing redeeming shareholders to experience higher capital gains or lower capital losses. For example, if Putnam Management estimates that the fund's net investment income for a period will be $.33 per share, the daily distribution might be initially established at $.01 ($.30 divided by 30 days) per share for each day during the period, leaving a reserve of $.03 per share available for distribution in subsequent periods. Putnam Management may revise its estimates of the amounts of net investment income, in which case the subsequent daily distributions during the period may be revised accordingly.

CHARGES AND EXPENSES

Management fees

Under a management contract effective January 1, 2010, the fund pays a monthly fee to Putnam Management at an annual rate (as a percentage of the fund’s average net assets for the month) that varies based on the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of such funds investing in, or invested in by, other such funds, such as Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund, to the extent necessary to avoid "double-counting" of such net assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

I-6

0.720% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.670% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.620% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.570% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.520% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.490% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

0.485% of any excess thereafter.

Under the prior management contract dated August 3, 2007, the fund paid a monthly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the month, at the annual rate of:

0.65% of the first $500 million of average net asset value;

0.55% of the next $500 million of average net asset value;

0.50% of the next $500 million of average net asset value;

0.45% of the next $5 billion of average net asset value;

0.425% of the next $5 billion of average net asset value;

0.405% of the next $5 billion of average net asset value;

0.39% of the next $5 billion of average net asset value;

0.38% of the next $5 billion of average net asset value;

0.37% of the next $5 billion of average net asset value;

0.36% of the next $5 billion of average net asset value;

0.35% of the next $5 billion of average net asset value;

0.34% of the next $5 billion of average net asset value;

I-7

0.33% of the next $8.5 billion of average net asset value; and

0.32% of any excess thereafter.

For the past three fiscal years, pursuant to the applicable management contract, the fund incurred the following fees:

			Amount
		Amount of	management fee
	Management fee	management fee	would have been
Fiscal year	paid	waived	without waivers
2010	$1,738,006	$223,730	$1,961,736
2009	$1,791,496	$278,545	$2,070,041
2008	$3,280,007	$87,958	$3,367,965


The amount of management fee waived for the most recent fiscal year resulted from the more limiting of the expense limitation arrangements set forth in “Lipper category expense limitation” under “Management – The Management Contract” in Part II of this SAI and in “Fund-specific expense limitation” below.

Fund-specific expense limitation. Effective August 1, 2009 through July 31, 2010, Putnam Management and the Board of Trustees of the fund agreed to an expense limitation arrangement under which Putnam Management will waive fees (and, to the extent necessary, bear other expenses) of the fund to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) would exceed an annual rate of 0.850% of the fund’s average net assets. By agreement between Putnam Management and the Board of Trustees of the fund, this fund-specific expense limitation will terminate on July 31, 2010. Please see “Management – The Management Contract” in Part II of this SAI for a description of other expense limitations that may apply to the fund.

This fund-specific expense limitation, along with the other applicable expense limitations described under “Management – The Management Contract” in Part II of this SAI, replaced on August 1, 2009 the Lipper category expense limitation applicable to all funds and the custom Lipper expense limitation applicable to certain funds.


Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

Fiscal year	Brokerage commissions
2010	$8
2009	$294
2008	$94

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2010, including compensation of certain Trust officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

I-8

Total	Portion of total reimbursement for compensation and
reimbursement	contributions
$18,505	$16,005

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2009.

	Dollar range of Putnam	Aggregate dollar range of shares
Name of Trustee	Floating Rate Income Fund	held in all of the Putnam funds
	shares owned	overseen by Trustee

Ravi Akhoury	$1-$10,000	over $100,000
Jameson A. Baxter	$10,001-$50,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Myra R. Drucker	$1-$10,000	over $100,000
John A. Hill	$1-$10,000	over $100,000
Paul L. Joskow	$1-$10,000	over $100,000
Elizabeth T. Kennan	$10,001-$50,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$10,001-$50,000	over $100,000
*W. Thomas Stephens	$50,001-$100,000	over $100,000
Richard B. Worley	$1-$10,000	over $100,000
**Robert L. Reynolds	$1-$10,000	over $100,000

* Mr. Stephens, who retired from the Board of Trustees on March 31, 2008, was reelected to the Board of Trustees on May 14, 2009.

** Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

I-9

Each independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustees meeting attended and for certain related services. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund's most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	11
Board Policy and Nominating Committee	9
Brokerage Committee	7
Communications, Service and Marketing Committee	4
Contract Committee	16
Distributions Committee	11
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	10
Investment Oversight Committee B	10
Investment Oversight Committee C	10
Investment Oversight Committee D	10
Investment Oversight Committee E*	8
Investment Oversight Coordinating Committee	7
Pricing Committee	9

*This committee was formed in May 2009.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2010, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2009:

I-10

COMPENSATION TABLE

		Pension or
		retirement	Estimated
		benefits	annual	Total
	Aggregate	accrued as	benefits from	compensation
	compensation	part of	all Putnam	from all
	from the	fund	funds upon	Putnam
Trustees/Year	fund	expenses	retirement(1)	funds(2)
Ravi Akhoury/2009(5)	$1,913	N/A	N/A	$259,167
Jameson A. Baxter/1994(3)	$1,822	$228	$110,500	$295,000
Charles B. Curtis/2001	$1,772	$166	$113,900	$285,000
Robert J. Darretta/2007	$1,782	N/A	N/A	$290,000
Myra R. Drucker/2004(3)	$1,822	N/A	N/A	$295,000
Charles E. Haldeman,
Jr./2004(7)	N/A	N/A	N/A	N/A
John A. Hill/1985(3)(4)	$2,093	$382	$161,700	$374,376
Paul L. Joskow/1997(3)	$1,822	$150	$113,400	$295,000
Elizabeth T.
Kennan/1992(3)	$1,822	$316	$108,000	$295,000
Kenneth R. Leibler/2006	$1,822	N/A	N/A	$295,000
Robert E. Patterson/1984	$1,822	$211	$106,500	$295,000
George Putnam, III/1984	$1,822	$183	$130,300	$295,000
Robert L. Reynolds/2008	N/A	N/A	N/A	N/A
W. Thomas
Stephens/1997(6)	$1,027	$277	$107,100	$139,167
Richard B. Worley/2004	$1,772	N/A	N/A	$285,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2009, there were 104 funds in the Putnam family.


(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of February 28, 2010, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Ms. Baxter - $1,711; Ms. Drucker - $503; Mr. Hill - $6,088; Dr. Joskow -$1,518; and Dr. Kennan - $199.


(4) Includes additional compensation to Mr. Hill for service as Chairman of the Trustees of the Funds.

I-11

(5) Mr. Akhoury was elected to the Board of Trustees of the Putnam funds on February 12, 2009.

(6) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-election to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Haldeman retired from the Board of Trustees of the Putnam funds on June 30, 2009.

Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership


At May 31, 2010, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund except class Y, of which they owned 1.72%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

I-12

Class	Shareholder name and address	Percentage owned

A	Wells Fargo Investments LLC	12.47%
	625 Marquette Ave. Fl 13
	Minneapolis, MN 55402-2323

C	Merrill, Lynch, Pierce, Fenner & Smith Inc.	15.48%
	4800 Deer Lake Dr E FL 3
	Jacksonville, FL 32246-6484

C	Citigroup Global Markets Inc.	8.43%
	333 W 34th St.
	New York, NY 10001-2402

M	UBS Financial Services Inc. FBO	17.12%
	Richard L. Antoine
	655 Longboat Club Rd. Unit 16B
	Longboat Key, FL 34228-3859

M	UBS Financial Services Inc. FBO	17.07%
	Loren and Margaret Baxter
	8711 E. Pinnacle Peak Rd PMB 110
	Scottsdale, AZ 85255-3517

M	UBS Financial Services Inc. FBO	11.57%
	Phil Wagler Charitable Foundation
	3656 Massillon Rd
	Uniontown, OH 44685-7866

M	First Clearing LLC FBO	7.32%
	Nelson and Frances Chisholm
	1203 Sandlewood Drive
	Hattiesburg, MS 39402-3040

R	Pershing LLC	11.67%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

R	MG Trust Company Cust FBO	10.64%
	Newton Financial Solutions LLC
	700 17th St. Ste 300
	Denver, CO 80202-3531

R	MS&Co FBO Joe C Quick	8.50%
	VIP Plus 401K Plan
	83 Almond Dr.
	Hershey, PA 17033-1762

R	MG Trust Company Cust FBO	7.93%
	Valor Co. Inc
	700 17th St. Ste 300
	Denver, CO 80202-3531

R	Robert J. Berschback Profit Sharing Plan	7.82%
	1109 Grayton St.
	Grosse Pointe, MI 48230-1426

I-13

R	MG Trust Company Cust FBO	7.19%
	Cambridge Eye Associates PA
	700 17th St. Ste 300
	Denver, CO 80202-3531

R	MG Trust Company Cust FBO	6.94%
	Wind Rose Technologies LLC
	700 17th St. Ste 300
	Denver, CO 80202-3531

Y	Merrill, Lynch, Pierce, Fenner & Smith Inc.	25.07%
	4800 Deer Lake Dr E FL 3
	Jacksonville, FL 32246-6484

Y	Wells Fargo Bank	13.97%
	PO Box 1533
	Minneapolis, MN 55480-1533

Y	Wells Fargo Bank	8.26%
	H&C Williams Equity LTD IMA
	PO Box 1533
	Minneapolis, MN 55480-1533


Distribution fees

During fiscal 2010, the fund paid the following 12b-1 fees to Putnam Retail Management:

Class A	Class B	Class C	Class M	Class R
$389,218	$72,652	$557,984	$10,591	$874

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

		Sales charges
		retained by Putnam
		Retail Management	Contingent
	Total front-end	after dealer	deferred sales
Fiscal year	sales charges	concessions	charges
2010	$202,915	$20,982	$63
2009	$75,647	$8,502	$11,405
2008	$363,333	$56,001	$32,948

I-14

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fiscal year Contingent deferred sales charges

2010	$2,577
2009	$21,930
2008	$38,863

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fiscal year Contingent deferred sales charges

2010	$6,314
2009	$17,015
2008	$34,806

Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

		Sales charges
		retained by
		Putnam Retail	Contingent deferred sales charges
	Total front-	Management
	end sales	after dealer
Fiscal year	charges	concessions
2010	$6,774	$616	$0
2009	$511	$52	$0
2008	$15,062	$887	$0

Investor servicing fees

During the 2010 fiscal year, the fund incurred $524,414 in fees for investor servicing provided by Putnam Investor Services, Inc.

I-15

PORTFOLIO MANAGERS

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio managers managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.


					Other accounts
					(including separate
					accounts, managed
					account programs and
	Other SEC-registered		Other accounts that		single-sponsor defined
Portfolio	open-end and closed-		pool assets from more		contribution plan
Managers	end funds		than one client		offerings)

	Number		Number		Number of
	of		of		accounts
	accounts	Assets	accounts	Assets		Assets

Paul D.	16*	$9,006,100,000	21	$2,322,300,000	5	$487,200,000
Scanlon

Norman P.	6	$2,504,500,000	4	$418,700,000	5	$486,800,000
Boucher

Robert L.	7	$3,212,200,000	5	$426,400,000	7	$684,400,000
Salvin

* 2 accounts, with total assets of $729,400,000, pay an advisory fee based on account performance.

See "Management - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.


Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is the Lipper Loan Participation Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages. The period over which performance is measured is the lesser of three years or the length of time which the portfolio manager has managed the fund.

Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance, qualitative performance factors and other considerations in Putnam’s discretion. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.


I-16

Ownership of securities

The dollar range of shares of the fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio Managers	Dollar range of shares
owned
Paul D. Scanlon	$50,001-$100,000
Norman P. Boucher	$10,001 - $50,000
Robert L. Salvin	$1-$10,000

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
FINANCIAL STATEMENTS


KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the fund’s independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund’s Annual Report for the fiscal year ended February 28, 2010, are included in Appendix B to this SAI. The fund’s Annual Report for the fiscal year ended February 28, 2010 was filed electronically on April 28, 2010 (File No. 811-07513). The financial highlights included in the prospectus and this SAI and the financial statements incorporated by reference into the prospectus and included in Appendix B to this SAI have been so included and incorporated in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.


I-17

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “Exchange”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are

May 21, 2010	II-1

reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A and class M shares. The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

May 21, 2010	II-2

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds, Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge reallowed		charge reallowed
		to dealers as a		to dealers as a
	Sales charge as a	percentage of	Sales charge as a	percentage of
Amount of transaction at	percentage of	offering price	percentage of	offering price
offering price ($)	offering price		offering price
Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge reallowed		charge reallowed
		to dealers as a		to dealers as a
	Sales charge as a	percentage of	Sales charge as a	percentage of
Amount of transaction at	percentage of	offering price	percentage of	offering price
offering price ($)	offering price		offering price
Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Taxable and Tax-Free Income Funds only (except for Money Market Funds and Putnam Floating Rate Income Fund):


May 21, 2010	II-3

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price
Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price
Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

*The funds will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Purchases of $500,000 or more of class A shares. (For Taxable and Tax-Free Income Funds and Absolute Return Funds only) Purchases of class A shares of one or more Putnam funds of $500,000 or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. The conditions above will apply unless the dealer of record has, with Putnam Retail Management’s approval, (i) waived its commission or (ii) agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

May 21, 2010	II-4

Subject to the exceptions stated in the preceding paragraph, a deferred sales charge of 1.00% will apply to class A shares and class T shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund that are obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge (if such original purchase was made at net asset value because it was in an amount equal to $500,000 or more), if the shares are redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (or, for Putnam Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of $1,000,000 or more of class A shares. (For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds, Global Sector Funds and RetirementReady® Funds only) Purchases of class A shares of one or more Putnam funds of $1 million or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. The conditions above will apply unless the dealer of record has, with Putnam Retail Management’s approval, (i) waived its commission or (ii) agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

Subject to the exceptions stated in the preceding paragraph, a deferred sales charge of 1.00% will apply to class A shares and class T shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund that are obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge (if such original purchase was made at net asset value because it was in an amount equal to $1 million or more), if the shares are redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (or, for Putnam Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Contingent sales charges for class M shares (rollover IRAs). Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.


May 21, 2010	II-5

Class M CDSC and dealer commission
All growth, blend, value, global sector and asset allocation
funds, Putnam Absolute Return 500 Fund and Putnam	0.65%
Absolute Return 700 Fund:

All income funds (except Putnam Floating Rate Income	0.40%
Fund and Putnam Money Market Fund):

Putnam Absolute Return 100 Fund, Putnam Absolute	0.30%
Return 300 Fund and Putnam Floating Rate Income Fund

Putnam Money Market Fund	0.15%


Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund and as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales. Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date; for Putnam Small Cap Growth Fund, on or around the end of the month five years after the purchase date; and for Mid Cap Value Fund, on or around the end of the month five and one half years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus does not assume conversion to class A shares.

May 21, 2010	II-6

Sales without sales charges, contingent deferred sales charges or short-term trading fees

The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not applicable to tax-exempt funds);

(iii) clients of administrators or other service providers of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not applicable to tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts;

(viii) college savings plans that qualify for tax-exempt treatment under section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and

(ix) investors who invest liquidation proceeds from Putnam closed-end funds.

In the case of paragraph (i) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

In addition to the categories enumerated above, in connection with settlements reached between certain firms and the Financial Industry Regulating Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying an initial sales charge.

May 21, 2010	II-7

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Exceptions to application of short-term trading fee. In addition to the exceptions noted in the fund’s prospectus, the short-term trading fee will not apply to automatic rebalancing arrangements entered into by Putnam Retail Management and dealers and also will not be imposed in cases of shareholder death or post-purchase disability or other circumstances in which a CDSC would be waived as stated above under “Other exceptions to application of CDSC.” In addition, the short-term trading fee will not apply to shares sold or exchanged by a Putnam fund-of-funds or a Section 529 college savings plan.

May 21, 2010	II-8

Ways to Reduce Initial Sales Charges—Class A and M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other Putnam funds. .

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code;

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

May 21, 2010	II-9

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a Simple IRA, SARSEP or SEP IRA; (iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and (v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employee benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

May 21, 2010	II-10

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Benefit Plans

Purchases of $1 million or more of class A shares. On sales of class A shares at net asset value to a qualified benefit plan or a health reimbursement account, Putnam Retail Management pays commissions monthly to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

Purchases of class R shares. Putnam Retail Management may, at its discretion, pay commissions of up to 1.00% on sales of class R shares. For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employee benefit plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

May 21, 2010	II-11

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, unless the dealer of record has waived the sales commission, or, in the case of dealers of record for a qualified benefit plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.


May 21, 2010	II-12

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Income-Growth Trust
0.25% for shares purchased after 12/31/89	The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Vista Fund
Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund

May 21, 2010	II-13


*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).


Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.00%	Putnam Money Market Fund


Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.

May 21, 2010	II-14


Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except the fund listed below

0.50%	Putnam Money Market Fund


Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.


Rate	Fund

0.65%	All growth, blend, value, global sector and asset
allocation funds currently making payments under a
class M distribution plan, and Putnam Absolute
Return 500 Fund and Putnam Absolute Return 700
Fund.

0.40%	All income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund and Putnam Money Market Fund)

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund and Putnam Floating Rate Income
Fund

0.15%	Putnam Money Market Fund


May 21, 2010	II-15

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all growth, blend, value, global sector and asset allocation funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund and Putnam Money Market Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).


Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan


A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).


Rate	Fund

0.25%	Putnam Money Market Fund


Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

May 21, 2010	II-16

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates will make payments to certain dealers for marketing support services, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer. These payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered.

Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Marketing support payments to any one dealer are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2009:


Advantage Capital Corporation	Morgan Stanley & Co. Incorporated

American General Securities Incorporated	Multi-Financial Securities Corporation

American Portfolios Financial Services, Inc.	Mutual Service Corporation

Ameriprise Financial Services, Inc.	National Planning Corporation

Associated Securities Corporation	New England Securities Corporation

AXA Advisors, LLC	NEXT Financial Group, Inc.

Banc of America Investment Services, Inc.	NFP Securities, Inc.

BancWest Investment Services, Inc.	Northwestern Mutual Investment Services, LLC

Cadaret, Grant & Co. Inc.	NRP Financial, Inc.

Cambridge Investment Research, Inc.	Oppenheimer & Co. Inc.

CCO Investment Services Corp.	People’s Securities

Chase Investment Services Corp.	PFS Investments, Inc.

Citigroup Global Markets, Inc	PNC Investments, LLC

Commonwealth Equity Services	Prime Vest Financial Services, Inc.

CUNA Brokerage Services, Inc.	Raymond James & Associates, Inc.

CUSO Financial Services, L.P.	Raymond James Financial Services, Inc.

Edward D. Jones & Co.	RBC Capital Markets Corporation

Financial Network Investment Corporation	Robert W. Baird & Co. Incorporated

FSC Securities Corporation	Royal Alliance Associates

Genworth Financial Securities Corp.	Sagepoint Financial, Inc.

HD Vest Investment Securities, Inc.	Securities America Financial Corporation, Inc.

May 21, 2010	II-17

ING Financial Partners	Signator Investors, Inc.

INVEST Financial Corporation	SII Investments

Investment Centers of America, Inc.	SunTrust Investment Services, Inc.

J.P. Morgan Securities Inc.	Tower Square Securities, Inc.

Janney Montgomery Scott LLC	U.S. Bancorp Investments, Inc.

Key Investment Services	UBS Financial Services Inc.

Lincoln Financial Advisors Corp.	UVEST Financial Services, Inc.

Lincoln Financial Securities Corporation	Walnut Street Securities, Inc.

Lincoln Investment Planning, Inc.	WaMu Investments, Inc.

LPL Financial Corporation	Waterstone Financial Group Inc.

MMC Securities Corp.	Wells Fargo Advisors, LLC

M&T Securities, Inc.	Wells Fargo Investments, LLC

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Woodbury Financial Services, Inc.

MetLife Securities, Inc.


Additional dealers may receive marketing support payments in 2010 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2009 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates will make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2009:


ADP Broker-Dealer, Inc.	MidAtlantic Capital Corporation

Ascensus, Inc.	Milliman, Inc.

Benefit Plans Administrators	MSCS Financial Services, LLC

Charles Schwab & Co., Inc.	National Financial Services LLC

Charles Schwab Trust Company	Nationwide Investment Services Corporation

CompuSys/Erisa Group	Nationwide Life Insurance Company

Correll Co.	Newport Retirement Services, Inc.

CPI Qualified Plan Consultants, Inc.	NYLIFE Distributors LLC

DailyAccess Corporation	Paychex Securities Corporation

Dyatech, LLC	Pershing LLC

ExpertPlan, Inc.	Plan Administrators, Inc.

May 21, 2010	II-18

FASCore, LLC	The Princeton Retirement Group, Inc.

Fidelity Investments Institutional Operations Company, Inc.	Principal Life Insurance Co.

Genworth Life and Annuity Insurance Co.	Prudential Investment Management Services LLC

Great-West Life & Annuity Insurance Co.	Prudential Investments LLC

GWFS Equities, Inc.	Reliance Trust Company

Hartford Life Insurance Co.	Standard Retirement Services, Inc.

Hartford Securities Distribution Company, Inc.	SunTrust Bank

July Business Services	TD AMERITRADE Trust Company

Leggette & Company, Inc.	The Prudential Insurance Company of America

ML Life Insurance Company of New York	Union Bank of California, N.A.

Massachusetts Mutual Life Insurance Co.	VALIC Retirement Services Company

McLeod Administrative Services Inc.	Wachovia Bank, N.A.

Mercer HR Services LLC	Wells Fargo Bank, N.A.

Merrill Lynch Life Insurance Company	Wilmington Trust Company

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Wilmington Trust Retirement & Institutional Services Co.

Additional dealers may receive program servicing payments in 2010 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2009 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enable Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Certain dealers also receive payments from the funds’ transfer agent in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “MANAGEMENT – Investor Servicing Agent,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion under the heading “MANAGEMENT –Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, Putnam Investor Services or Putnam Retail Management may, at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. Putnam Investor Services also, at its expense, may make payments to financial intermediaries for introducing to Putnam Investor Services, and/or assisting Putnam Investor Services in the provision of services to, certain retirement plans administered by Putnam Investor Services. Such payments to any one financial intermediary are not expected to exceed an annual rate of 0.05% of a plan’s average net assets.

May 21, 2010	II-19

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and/or PAC, as appropriate.


Alternative Investment Strategies	Money Market Instruments

Bank Loans	Mortgage-backed and Asset-backed Securities

Borrowing and Other Forms of Leverage	Options on Securities

Derivatives	Preferred Stocks and Convertible Securities

Exchange-Traded Notes	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short-term Trading

Industry and Sector Groups	Special Purpose Acquisition Companies

Inflation-Protected Securities	Structured investments

Initial Public Offerings (IPOs)	Swap Agreements

Interfund Borrowing and Lending	Tax-exempt Securities

Inverse Floaters	Warrants

Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds


Alternative Investment Strategies

Under normal market conditions, the fund seeks to remain fully invested and to minimize its cash holdings. However, at times, Putnam Management may judge that market conditions may make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a

May 21, 2010	II-20

syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

May 21, 2010	II-21

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a

May 21, 2010	II-22

result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the SEC or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.


Each Putnam fund (other than Putnam RetirementReady Funds, Putnam Global Sector Fund and Putnam Money Market Liquidity Fund) participates in committed and uncommitted lines of credit with State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate.


Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

May 21, 2010	II-23

Exchange Traded Notes

The fund may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

May 21, 2010	II-24

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

May 21, 2010	II-25

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

May 21, 2010	II-26

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

May 21, 2010	II-27

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Note on MSCI Indices. Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

May 21, 2010	II-28

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depository Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

May 21, 2010	II-29

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

May 21, 2010	II-30

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

May 21, 2010	II-31

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

May 21, 2010	II-32

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

May 21, 2010	II-33

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Industry and Sector Groups

May 21, 2010	II-34

Putnam Management uses a customized set of industry and sector groups for classifying securities ("Putnam Industry Codes"). The Putnam Industry Codes are based on an expanded Standard & Poor’s industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities. For presentation purposes, the fund may apply the Putnam Industry Codes differently in reporting industry groups in the fund’s shareholder reports or other communications.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code.

May 21, 2010	II-35

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.


Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund would lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Money Market Liquidity Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund

May 21, 2010	II-36

Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.


Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. The fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

May 21, 2010	II-37

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled

May 21, 2010	II-38

definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the

May 21, 2010	II-39

value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to

May 21, 2010	II-40

increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time. The fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues

May 21, 2010	II-41

to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might

May 21, 2010	II-42

adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

May 21, 2010	II-43

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

May 21, 2010	II-44

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Internal Revenue Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may require the fund to accrue and distribute income not yet received or may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

May 21, 2010	II-45

The fund, unless it is a money market fund, may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, such security at a fixed time and price (representing the fund's cost plus interest (or, for repurchase agreements with respect to securities to be sold short, the cost of “borrowing” the security)). It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

May 21, 2010	II-46

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market

May 21, 2010	II-47

conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured investments

May 21, 2010	II-48

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

May 21, 2010	II-49

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

May 21, 2010	II-50

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

May 21, 2010	II-51

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market

May 21, 2010	II-52

funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

May 21, 2010	II-53

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

May 21, 2010	II-54

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof,

May 21, 2010	II-55

(ii) that derives at least 90% of its income from the passive income sources described in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Properly designated distributions of net capital gains are the excess of net gains from the sale of capital assets held by the fund for more than one year over net losses from the sale of capital assets held for not more than one year (“Capital Gain Dividends”). In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

May 21, 2010	II-56

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, the fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of the fund as a distribution of investment company taxable income and net capital gain on the fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of the distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable to shareholders even if they are paid from income or gains earned by the fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds. Capital Gain Dividends will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

If a fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds. In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a fund's sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could

May 21, 2010	II-57

defer losses in the fund's hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by the fund on the sale of an underlying fund's shares to be deferred (or, in some cases, permanently disallowed) if the fund and the underlying fund are part of the same "controlled group" (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the fund and an underlying fund will be part of the same controlled group if the fund owns more than 50% of the total outstanding voting securities of the underlying fund.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. It is currently unclear whether Congress will extend this preferential treatment of qualified dividend income for tax years beginning on or after January 1, 2011. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. The fund generally expects to designate eligible dividends as qualified dividend income.

In general, distributions of investment income designated by a fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income.

If a fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income,” then the fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets— for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend these lower rates for tax years beginning on or after January 1, 2011.

May 21, 2010	II-58

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund’s fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund’s income that was tax-exempt during the period covered by the distribution.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in tax exempt securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

Derivative transactions. If the fund engages in derivative transactions, including transactions in options, futures contracts, straddles, and other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

May 21, 2010	II-59

Certain of the fund’s derivative activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Investments in REITs. If the fund invests in equity securities of real estate investment trusts ("REITs"), such investments in REIT equity securities may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The fund's investment in REIT equity securities may at other times result in the fund's receipt of cash in excess of the REIT's earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for federal income tax purposes. Dividends received by a fund from a REIT generally will not constitute qualified dividend income.

The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"), REITs that are themselves taxable mortgage pools ("TMPs") or REITs that invest in TMPs. Under a notice recently issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

May 21, 2010	II-60

Under legislation enacted in December 2006, a charitable remainder trust ("CRT"), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having acquisition discount or original issue discount ("OID"). Generally, the fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

May 21, 2010	II-61

If the fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or by liquidation of portfolio securities, if necessary. The fund may realize gains or losses from such liquidations. In the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize, when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign Taxes. If more than 50% of the fund’s assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Under current law, a fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a fund may elect to pass through to its shareholders foreign income taxes it pays only in the case where it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

Passive Foreign Investment Companies. Investment by the fund in “passive foreign investment companies” (“PFICs”) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the sale of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

May 21, 2010	II-62

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Depending on a fund’s percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the fund’s redemption of shares of such underlying fund may cause the fund to be treated as receiving a dividend treated as qualified dividend income, if applicable, or otherwise taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The back-up withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

May 21, 2010	II-63

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends or exempt-interest dividends) paid by the fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the fund beginning before January 1, 2010, the fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that did not provide a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income that were not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly designated by the fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the fund (a “short-term capital gain dividend”). The fund generally expects to make designations of interest-related and/or short-term capital gain dividends with respect to its eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011. As of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and , if enacted, what the terms of the extension will be.

The fact that a fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

May 21, 2010	II-64

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

MANAGEMENT

Trustees


Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Ravi Akhoury (Born 1947),	Advisor to New York	Director of Jacob Ballas Capital India (a non-
Trustee since 2009	Life. Served as	banking finance company focused on private equity
	Chairman and CEO of	advisory services) and a member of its
	MacKay Shields (a	Compensation Committee. Mr. Akhoury is also a
	multi-product	Trustee of the Rubin Museum, serving on the
	investment management	Investment Committee, and of American India
	firm with AUM over $40	Foundation. Mr. Akhoury is a former Vice President
	billion) from 1992 to	and Investment Policy Committee member of
	2007.	Fischer, Francis, Trees and Watts (a fixed-income
portfolio management firm). He previously served
on the board of Bharti Telecom (an Indian telecom
company) and was a member of its Audit and
Compensation Committees. Mr. Akhoury served as
Chairman and CEO of Mackay Shields (a multi-
product investment firm) from 1992 to 2007. He also
served on the Board of Thompson Press (a
publishing company) and was a member of its Audit
Committee. Mr. Akhoury graduated from the Indian
Institute of Technology with a BS in Engineering
and obtained an MS in Quantitative Methods from
SUNY at Stony Brook.

Jameson A. Baxter (Born	President of Baxter	Director of ASHTA Chemicals Inc. and Chairman of
1943), Trustee since 1994 and	Associates, Inc., a	the Mutual Fund Directors Forum. Until 2007, Ms.
Vice Chairman since 2005	private investment firm.	Baxter was a Director of Banta Corporation (a
printing and supply chain management company),
Ryerson, Inc. (a metals service company) and
Advocate Health Care. She has also served as a
director on a number of other boards including
BoardSource (formerly the National Center for
Nonprofit Boards), Intermatic Corporation (a
manufacturer of energy control products) and MB

May 21, 2010	II-65

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Financial. She is Chairman Emeritus of the Board
of Trustees, Mount Holyoke College.

Charles B. Curtis (Born	President Emeritus,	Member of the Council on Foreign Relations and the
1940), Trustee since 2001	Nuclear Threat Initiative	National Petroleum Council. Mr. Curtis also serves
	(a private foundation	as a Director of Edison International and Southern
	dealing with national	California Edison. Until 2006, Mr. Curtis served as
	security issues) and	a member of the Trustee Advisory Council of the
	serves as Senior Advisor	Applied Physics Laboratory, Johns Hopkins
	to the United Nations	University. Mr. Curtis is an attorney with over 15
	Foundation and as	years in private practice and 19 years in various
	Senior Advisor to the	positions in public service, including service at the
	Center for Strategic and	Department of Treasury, the U.S. House of
	International Studies.	Representatives, the Securities and Exchange
	Previously, President	Commission, the Federal Energy Regulatory
	and Chief Operating	Commission and the Department of Energy.
Officer, Nuclear Threat
Initiative.

Robert J. Darretta (Born	Mr. Darretta serves as a	Until April, 2007, Mr. Darretta was Vice Chairman
1946), Trustee since 2007	director of the United	of the Board of Directors of Johnson & Johnson (a
	Health Group and as the	diversified health care conglomerate).
Health Care Industry
Advisor to Permira, a
global private equity
firm. Prior to 2007, Mr.
Darretta was the Chief
Financial Officer of
Johnson & Johnson.

Myra R. Drucker (Born	Ms. Drucker retired in	Ms. Drucker is an ex-officio member of the New
1948), Trustee since 2004	2009 as Chair of the	York Stock Exchange Pension Managers Advisory
	Board of Trustees of	Committee, having served as Chair for seven years.
	Commonfund (a not-for-	She serves as an advisor to RCM Capital
	profit firm managing	Management (an investment management firm) and
	assets for educational	to the Employee Benefits Investment Committee of
	endowments and	The Boeing Company (an aerospace firm). From
	foundations). She is Vice	November 2001 until August 2004, Ms. Drucker
	Chair of the Board of	was Managing Director and a member of the Board
	Trustees of Sarah	of Directors of General Motors Asset Management
	Lawrence College, and a	and Chief Investment Officer of General Motors
	member of the	Trust Bank. From December 1992 to November
	Investment Committee	2001, Ms. Drucker served as Chief Investment
	of the Kresge	Officer of Xerox Corporation (a document
	Foundation (a charitable	company). Prior to December 1992, Ms. Drucker
	trust). She is also a	was Staff Vice President and Director of Trust
	Director of Interactive	Investments for International Paper (a paper and
	Data Corporation (a	packaging company). Ms. Drucker received a B.A.
	provider of financial	degree from Sarah Lawrence College and pursued
	market data and	graduate studies in economics, statistics and
	analytics to financial	portfolio theory at Temple University.

May 21, 2010	II-66

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

institutions and
investors.

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation and various
Trustee since 1985 and	Reserve Corporation (a	private companies controlled by First Reserve
Chairman since 2000	private equity buyout	Corporation. He is also Chairman of The Board of
	firm that specializes in	Trustees of Sarah Lawrence College and a member
	energy investments in	of the Advisory Board of the Millstein Center for
	the diversified world-	Corporate Governance and Performance at the Yale
	wide energy industry).	School of Management.

Paul L. Joskow (Born 1947),	President of the Alfred	Trustee of Yale University; a Director of
Trustee since 1997	P. Sloan Foundation (a	TransCanada Corporation (an energy company
	philanthropic institution	focused on natural gas transmission and power
	focused primarily on	services) and of Exelon Corporation (an energy
	research and education	company focused on power services); and a Member
	on issues related to	of the Board of Overseers of the Boston Symphony
	science, technology and	Orchestra. Prior to August 2007, he served as a
	economic performance).	Director of National Grid (a U.K.-based holding
	He is currently on leave	company with interests in electric and gas
	from his position as the	transmission and distribution and
	Elizabeth and James	telecommunications infrastructure). Prior to July,
	Killian Professor of	2006, he served as President of the Yale University
	Economics and	Council. Prior to February 2005, he served on the
	Management at the	board of the Whitehead Institute for Biomedical
	Massachusetts Institute	Research (a non-profit research institution). Prior to
	of Technology (“MIT”).	February 2002, he was a Director of State Farm
	Prior to 2007, he was the	Indemnity Company (an automobile insurance
	Director of the Center	company), and prior to March 2000, he was a
	for Energy and	Director of New England Electric System (a public
	Environmental Policy	utility holding company).
Research at MIT.

Elizabeth T. Kennan (Born	Partner in Cambus-	Lead Director of Northeast Utilities. She is a Trustee
1938), Trustee since 1992	Kenneth Farm	of the National Trust for Historic Preservation, of
	(thoroughbred horse and	Centre College. Until 2006, she was a Member of
	cattle breeding). She is	The Trustees of Reservations. Prior to June 2005,
	President Emeritus of	she was a Director of Talbots, Inc. (a distributor of
	Mount Holyoke College.	women’s apparel), and she has served as Director on
a number of other boards, including Bell Atlantic,
Chastain Real Estate, Shawmut Bank, Berkshire Life
Insurance and Kennedy Home Life Insurance. Dr.
Kennan has also served as President of Five
Colleges Incorporated and as a Trustee of University
of Notre Dame, and is active in various educational
and civic associations. Prior to 2001, Dr. Kennan
served on the oversight committee of the Folger
Shakespeare Library.

Kenneth R. Leibler (Born	A founder and former	Prior to December 2006, Mr. Leibler served as a
1949), Trustee since 2006	Chairman of the Boston	Director of the Optimum Funds Group. Prior to
	Options Exchange, an	October, 2006 he served as a Director of ISO New
	electronic market place	England, the organization responsible for the

May 21, 2010	II-67

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

	for the trading of listed	operation of the electric generation system in the
	derivatives securities,	New England states. Prior to 2000, he was a Director
	and lead director of	of the Investment Company Institute in Washington,
	Ruder Finn Group, a	D.C. Prior to January, 2005 Mr. Leibler served as
	global communications	Chairman and Chief Executive Officer of the Boston
	and advertising firm. He	Stock Exchange. Prior to January 2000, he served as
	currently serves as Vice	President and Chief Executive Officer of Liberty
	Chairman of the Board	Financial Companies, a publicly traded diversified
	of Trustees of Beth	asset management organization. Prior to June 1990,
	Israel Deaconess	he served as President and Chief Operating Officer
	Hospital in Boston and	of the American Stock Exchange (AMEX). Prior to
	as a Director of	serving as AMEX President, he held the position of
	Northeast Utilities,	Chief Financial Officer, and headed its management
	which operates New	and marketing operations.
England’s largest energy
delivery system.

Robert E. Patterson (Born	Senior Partner of Cabot	Mr. Patterson is past Chair and served as a Trustee
1945), Trustee since 1984	Properties, L.P. and	of the Joslin Diabetes Center. Prior to December
	Chairman of Cabot	2001 and June 2003, Mr. Patterson served as a
	Properties, Inc. (a	Trustee of Cabot Industrial Trust and the Sea
	private equity firm	Education Association, respectively.
investing in commercial
real estate). Prior to
December 2001, he was
President of Cabot
Industrial Trust (a
publicly traded real
estate investment trust).

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of St.
	Inc. (a publisher of	Mark’s School, A Trustee of Epiphany School and a
	financial advisory and	Trustee of the Marine Biological Laboratory. Until
	other research services)	2006, Mr. Putnam was a Trustee of Shore Country
	and President of New	Day School. Until 2002, he was a Trustee of the Sea
	Generation Advisors,	Education Association.
LLC (a registered
investment adviser to
private funds), which are
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

W. Thomas Stephens (Born	Prior to 2009, Mr.	Director of TransCanadaPipelines Ltd (an energy
1942), Trustee since 2009	Stephens was Chairman	infrastructure company). From 1997 to 2008, Mr.
	and Chief Executive	Stephens served as a Trustee on the Board of the
	Officer of Boise	Putnam Funds, which he rejoined as a Trustee in
	Cascade, LLC (a paper,	2009. Until 2004, Mr. Stephens was a Director of
	forest product and	Xcel Energy Incorporated (a public utility

May 21, 2010	II-68

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

	timberland assets	company), Qwest Communications and Norske
	company).	Canada, Inc. (a paper manufacturer). Until 2003,
Mr. Stephens was a Director of Mail-Well, Inc. (a
diversified printing company). Prior to July 2001,
Mr. Stephens was Chairman of Mail-Well.

Richard B. Worley (Born	Managing Partner of	Serves as a Trustee of the University of
1945), Trustee since 2004	Permit Capital LLC (an	Pennsylvania Medical Center, the Robert Wood
	investment management	Johnson Foundation (a philanthropic organization
	firm). Prior to 2002, he	devoted to healthcare issues) and the National
	served as Chief Strategic	Constitution Center. Mr. Worley is also a Director
	Officer of Morgan	of the Colonial Williamsburg Foundation (a
	Stanley Investment	historical preservation organization) and serves as
	Management. He	Chairman of the Philadelphia Orchestra Association.
	previously served as	He serves on the investment committees of Mount
	President, Chief	Holyoke College and World Wildlife Fund (a
	Executive Officer and	wildlife conservation organization). Mr. Worley is
	Chief Investment Officer	also an Independent Director of Neuberger Berman,
	of Morgan Stanley Dean	an investment management firm.
Witter Investment
Management and as a
Managing Director of
Morgan Stanley (a
financial services firm).

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments.	Museum, Dana-Farber Cancer Institute, Lahey
	Member of Putnam	Clinic, and the Initiative for a Competitive Inner
	Investments’ Executive	City, in Boston. He is a member of the Chief
	Board of Directors.	Executives Club of Boston, the National
	Prior to joining Putnam	Innovation Initiative, and the Council on
	Investments in 2008, Mr.	Competitiveness, and he is a former President of the
	Reynolds was Vice	Commercial Club of Boston. Prior to 2008, he
	Chairman and Chief	served as a Director of FMR Corporation, Fidelity
	Operating Officer of	Investments Insurance Ltd., Fidelity Investments
	Fidelity Investments	Canada Ltd., and Fidelity Management Trust
	from 2000 to 2007.	Company and as a Trustee of the Fidelity Family of
Funds.


1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2009, there were 104 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

May 21, 2010	II-69

*Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund's Trustees was most recently elected by shareholders of the fund during 2009, although most of the Trustees have served on the board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. In recommending the election of the current board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. In the case of most members of the board, this included their previous service as a member of the Board of Trustees of the Putnam funds, which has demonstrated their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees:

Ravi Akhoury -- Mr. Akhoury's experience as chief investment officer and chief executive officer of a major investment management organization.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as a founding board member of the Mutual Fund Directors Forum.

Charles B. Curtis -- Mr. Curtis' experience in public and regulatory policy matters relating to energy and finance acquired in the course of his service in various senior positions in government and on numerous boards of public and private organizations.

Robert J. Darretta -- Mr. Daretta's experience as the Chief Financial Officer and Vice Chairman of the Board of a major NYSE health products company.

Myra R. Drucker -- Ms. Drucker's experience as investment officer for major retirement plans, which included selection and oversight of unaffiliated investment managers and oversight of accounting and custody operations, and her prior service as a member of the NYSE Corporate Accountability and Listing Standards Committee.

John A. Hill -- Mr. Hill's experience as founder and chairman of a major open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the U.S.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Elizabeth T. Kennan -- Dr. Kennan's experience as a director of numerous public companies and her service for many years as President of Mount Holyoke College.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as CEO of a major asset management organization, and his service as a director of various public and private companies.

May 21, 2010	II-70

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and chief executive officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Robert L. Reynolds -- Mr. Reynolds’ extensive experience as a senior executive of one of the largest mutual fund organizations in the U.S. and his current role as the Chief Executive Officer of Putnam Investments.

W. Thomas Stephens -- Mr. Stephens' extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Richard B. Worley -- Mr. Worley's experience as a president, chief investment officer and chief executive officer of a major investment management firm.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.


Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

Jonathan S. Horwitz[4]	Since 2004	Senior Vice President and Treasurer, The Putnam
(Born 1955), Executive Vice		Funds.
President, Principal Executive
Officer, Treasurer and
Compliance Liaison

Charles E. Porter[4]	Since 1989	Executive Vice President, Associate Treasurer,
(Born 1938), Senior Advisor		Principal Executive Officer and Compliance
Liaison, The Putnam Funds.

Steven D. Krichmar	Since 2002	Senior Managing Director, Putnam Investments and
(Born 1958), Vice President		Putnam Management.
and Principal Financial Officer

Janet C. Smith	Since 2007	Managing Director, Putnam Investments and
(Born 1965), Vice President,		Putnam Management.
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor	Since 2002	Managing Director, Putnam Investments and
(Born 1958), Vice President		Putnam Management.

Robert R. Leveille	Since 2007	Managing Director, Putnam Investments, Putnam
(Born 1969), Vice President		Management and Putnam Retail Management
and Chief Compliance Officer

Mark C. Trenchard	Since 2002	Managing Director, Putnam Investments.
(Born 1962), Vice President
and BSA Compliance Officer

Francis J. McNamara, III	Since 2004	Senior Managing Director, Putnam Investments and

May 21, 2010	II-71

Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

(Born 1955), Vice President		Putnam Management.
and Chief Legal Officer

James P. Pappas	Since 2004	Managing Director, Putnam Investments and
(Born 1953), Vice President		Putnam Management.

Judith Cohen[4]	Since 1993	Vice President, Clerk and Assistant Treasurer, The
(Born 1945), Vice President,		Putnam Funds.
Clerk and Assistant Treasurer

Wanda M. McManus[4]	Since 1993	Vice President, Senior Associate Treasurer and
(Born 1947), Vice President,		Assistant Clerk, The Putnam Funds.
Senior Associate Treasurer and
Assistant Clerk

Nancy E. Florek[4]	Since 2000	Vice President, Assistant Clerk, Assistant Treasurer
(Born 1957), Vice President,		and Proxy Manager, The Putnam Funds.
Assistant Clerk, Assistant
Treasurer and Proxy Manager

Susan G. Malloy	Since 2007	Managing Director, Putnam Management.
(Born 1957),Vice President
and Assistant Treasurer


1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 13 of the 14 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. Independent Trustees currently serve as chair and vice-chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other

May 21, 2010	II-72

committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each Committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees regularly receive reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls such risks.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the New York Stock Exchange. The Board of Trustees has adopted a written charter for the Committee. The Committee currently consists of Messrs. Patterson (Chairperson), Darretta, Hill, Leibler, Stephens and Ms. Drucker.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Trustees who are not “interested persons” of the funds or Putnam Management and currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Patterson and Putnam.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan, Ms. Baxter and Messrs. Akhoury, Curtis, Putnam and Worley.

May 21, 2010	II-73

Communications, Service and Marketing Committee. The Communications, Service and Marketing Committee reviews the quality of services provided to shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management, as well as other communications sent to fund shareholders. The Committee also reviews periodic summaries of any correspondence to the Trustees from shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Curtis, Patterson, Stephens and Drs. Joskow and Kennan.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Baxter (Chairperson), Drs. Joskow and Kennan and Messrs. Akhoury, Curtis, Putnam and Worley.

Distributions Committee. The Distributions Committee oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Darretta, Hill, Leibler, Patterson and Stephens.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Darretta (Chairperson), Putnam and Ms. Baxter. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson) and Curtis. Investment Oversight Committee C currently consists of Messrs. Leibler (Chairperson), Hill and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Worley (Chairperson), Stephens and Dr. Joskow. Investment Oversight Committee E currently consists of Ms. Drucker (Chairperson) and Messrs. Patterson and Reynolds.

May 21, 2010	II-74

Investment Oversight Coordinating Committee. The Investment Oversight Coordinating Committee coordinates the work of the Investment Oversight Committees and works with representatives of Putnam Management to coordinate the Board's general oversight of the investment performance of the funds. From time to time, as determined by the Chairman of the Board, the Committee may also review particular matters relating to fund investments and Putnam Management's investment process. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Akhoury, Darretta, Leibler and Worley.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Leibler (Chairperson), Darretta, Hill, Patterson, Stephens and Ms. Drucker.

Indemnification of Trustees

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments, of which a majority is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

May 21, 2010	II-75

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

Effective August 1, 2009 through July 31, 2010, Putnam Management and the Board of Trustees of the funds agreed to replace the Lipper category expense limitation and custom Lipper expense limitation applicable to certain funds with a new expense limitation arrangement, the details of which are discussed below under “General expense limitation” and “Investor Servicing Agent.”

General expense limitation. For all funds, effective August 1, 2009 through July 31, 2010, Putnam Management will reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable).

Lipper category expense limitation. Prior to August 1, 2009, Putnam Management waived fees (and, to the extent necessary, bore other expenses of the fund) to ensure that the fund paid total fund operating expenses at an annual rate that did not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets).

Custom Lipper expense limitation. Prior to August 1, 2009, Putnam Management waived fees (and, to the extent necessary, bore other expenses) of certain funds to ensure that the fund paid total fund operating expenses at an annual rate that did not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund.

May 21, 2010	II-76

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Effective January 1, 2007, Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

May 21, 2010 II-77

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, PIL pursuant to a sub-advisory agreement among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGERS” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

May 21, 2010	II-78

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for

May 21, 2010	II-79

unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “- Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGERS” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

May 21, 2010	II-80

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, price, the size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

May 21, 2010	II-81

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA. 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 of the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

May 21, 2010	II-82

Investor Servicing Agent

Putnam Investor Services, Inc., located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services, subject to certain limitations, is based on a fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Effective August 1, 2009 through at least July 31, 2010, investor servicing fees for the fund will not exceed an annual rate of 0.375% of the fund’s average assets.

Certain dealers also receive payments from Putnam Investor Services in recognition of services they provide to shareholders who invest in the fund or other Putnam funds through an omnibus account or to retirement plan participants who invest in the fund or other Putnam funds through their retirement plans. These services include sub-accounting and similar recordkeeping services. For purposes of this section the term “dealers” includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates. Payments by Putnam Investor Services to dealers for sub-accounting services provided to participants in retirement plans and to shareholders who invest in the funds through an omnibus account may be determined on the basis of (i) the number of retirement plan participants that invest in the fund through such plans or the number of shareholders in such omnibus account, as applicable, or (ii) the assets of such plan invested in the funds or the assets held in such account, as applicable. Such payments are not expected to exceed (i) $16 or $19 (generally depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) per plan participant or shareholder for those payments determined on the basis of the number of retirement plan participants or shareholders or (ii) 0.10% or 0.13% (generally depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) of the total assets of such plan or in such account invested in the funds on an annual basis for those payments determined on the basis of assets held. Putnam Investor Services also makes payments to dealers that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. The payments described in this paragraph are not expected to exceed 0.13% of the total assets of such shareholders or plan participants in the funds on an annual basis, except for payments to dealers for sub-accounting services that are based on the number of plan participants or shareholders where the average account size for that dealer causes the payment to exceed 0.13% of the total assets of such plan participants or shareholders in the funds on an annual basis. In addition, as described in the following paragraph, the payments to FASCore, LLC for sub-accounting, recordkeeping, retirement plan administration and other services are expected to exceed 0.13% of the total assets of plan participants or shareholders in the funds on an annual basis.

Putnam Investor Services will pay its affiliate, FASCore, LLC up to 0.24% on the average value of the assets in Putnam-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in Putnam-administered retirement plans with respect to their investments in the funds. In addition to these payments, affiliates of Putnam Investor Services may make payments to FASCore, LLC and its affiliates of the types, and up to the amounts, described below under the headings “Distribution Plans" — “Additional Dealer Payments.”

May 21, 2010	II-83

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at One International Place, Boston, Massachusetts 02110.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 of the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

May 21, 2010	II-84

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the Exchange. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the Exchange, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the Exchange. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the Exchange, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

May 21, 2010	II-85

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m., Eastern time, for more information, including account balances. Shareholders can also visit the Putnam Web site at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

May 21, 2010	II-86

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

May 21, 2010	II-87

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581. Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund or Putnam Tax Exempt Money Market Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

All exchanges are subject to applicable short-term trading fees and Putnam’s policies on excessive short-term trading, as set forth in the Fund’s Prospectus. In addition, trustees, sponsors and administrators of qualified plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares for Class Y shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

May 21, 2010	II-88

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including simple IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

May 21, 2010	II-89

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. With the consent of a redeeming shareholder (or, with respect to certain funds as indicated in the prospectus, in Putnam’s discretion), the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

May 21, 2010	II-90

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through required filings with the SEC and voluntary postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). Shareholders may obtain the fund’s Form N-CSR and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, the fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com, as disclosed in the following table:


Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter(2)

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month


(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web. Full portfolio holdings for the Putnam RetirementReady® Funds, which invest solely in other Putnam funds, are posted on www.putnam.com approximately 15 days after the end of each month. Please see these funds’ prospectus for their target allocations.

(2) Money Market Funds make full quarterly holdings available on the Putnam website on or after the sixth business day after the end of each calendar quarter and may do so more frequently if determined by the Funds’ Chief Compliance Officer, but only to the extent it is in the best interest of the Money Market Funds’ shareholders.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

May 21, 2010	II-91

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including PFTC and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians, pricing services, independent registered public accounting firm, legal counsel (Ropes & Gray LLP), financial printer (McMunn Associates, Inc.), and proxy voting service (Glass, Lewis & Co). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research. Any such rating, ranking, or consulting firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

May 21, 2010	II-92

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

May 21, 2010	II-93

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA - An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

May 21, 2010	II-94

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

May 21, 2010	II-95

A - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB - Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B - Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.

CCC - Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C - Bonds are in actual or imminent default in payment of interest or principal.

DDD - Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

CLAIMS-PAYING ABILITY RATINGS

The fund may invest in securities insured at the time of purchase as to the payment of principal and interest in the event of default. The fund may buy investments insured by (or insurance from) insurance companies whose claims-paying ability is rated by rating agencies.

An insurance claims-paying ability rating does not constitute an opinion on any specific contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

Listed below are rating agencies and their corresponding claims-paying ability ratings.

Standard & Poor’s Insurance Claims-Paying Ability Ratings

May 21, 2010	II-96

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet its obligations under an insurance policy in accordance with its terms. For example, an insurer with an insurance claims-paying ability rating of AAA by S&P has the highest rating assigned by S&P, which means its capacity to honor insurance contracts is deemed by S&P to be extremely strong and highly likely to remain so over a long period of time.

Secure claims-paying ability – AAA to BBB Vulnerable claims-paying ability – BB to CCC

AAA - Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA - Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A - Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB - Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

BB - Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

B - Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC, CC, C - Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

R Regulatory action -- As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The 'R' rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

Notes:

NR = Not Rated. The insurer is not rated by Standard & Poor's. The issue has not yet been evaluated by the respective credit rating agency. It is no indication as to the merits of the issue.

Plus (+) or minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. Insurance Claims-Paying Ability Ratings

May 21, 2010	II-97

A Moody’s insurance claims-paying ability rating is an opinion by Moody’s about the ability of an insurance company to repay punctually senior policyholder obligations and claims. For example, an insurer with an insurance claims-paying ability rating of Aaa by Moody’s is deemed by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carries the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position. Moody’s claims-paying ability ratings are as follows:

Long-Term Insurance Financial Strength Ratings

Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company's ability to meet its senior policyholder claims and obligations.

Aaa - Insurance companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa - Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A - Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba - Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B - Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa - Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca - Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C - Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Fitch IBCA / International Insurance Claims-Paying Ability Ratings

May 21, 2010	II-98

Fitch IBCA credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch IBCA credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

AAA - Exceptionally strong claims-paying ability. Insurers assigned this highest rating have an exceptionally strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be minimal.

AA - Very strong claims-paying ability. Insurers rated ‘AA’ have a very strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be very small.

A - Strong claims-paying ability. Insurers rated ‘A’ have a strong capacity to meet policyholder obligations and provide policyholder benefits. Although adverse business and economic factors may have an impact on the claims-paying ability of these insurers, the effect of such factors is expected to be small.

BBB - Good claims-paying ability. Insurers rated ‘BBB’ have a good capacity to meet policyholder obligations and provide policyholder benefits. However, their claims-paying ability may be more susceptible than that of higher rated insurers to the impact of adverse business and economic factors.

BB - Speculative claims-paying ability. Insurers rated ‘BB’ have a capacity to meet policyholder obligations and provide policyholder benefits which is regarded as speculative. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be more problematic than in the case of higher rated insurers.

B - Vulnerable claims-paying ability. Insurers rated ‘B’ have a vulnerable capacity to meet policyholder obligations and provide policyholder benefits. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be significant.

CCC, CC, C - Highly vulnerable claims-paying ability. Insurance companies assigned one of these ratings are considered very weak with respect to their capacity to meet policyholder obligations and provide policyholder benefits. The insurer may be under the supervision of an insurance regulator and already may not be making all payments in a timely fashion.

D - Insurers which have been placed in liquidation by insurance regulators and for which policy or claims payments are being controlled, delayed, or reduced.

Notes:

"+" or "-" may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to the ‘AAA’ and ‘D’ categories.

IQ ratings - Fitch IBCA Qualified: Provided for issuers based solely on information in the public domain. These ratings include significant analytical input. Because of the reduced information presented in this process, compared with the full claims-paying ability rating approach, these ratings tend to be conservative and do not employ "+" or "-" qualifiers.

May 21, 2010	II-99

Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

May 21, 2010	II-100

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

> The funds will withhold votes from the entire board of directors if

· the board does not have a majority of independent directors,

· the board has not established independent nominating, audit, and compensation committees,

· the board has more than 19 members or fewer than five members, absent special circumstances,

· the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

· the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

> The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

> The funds will withhold votes from any nominee for director:

· who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

· who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

· of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

· who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

May 21, 2010	II-101

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

> The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

> The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

May 21, 2010	II-102

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

> Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

> The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

> The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

> The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

> The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

> Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

> The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

> The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

May 21, 2010	II-103

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

> The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

> The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

> The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

May 21, 2010	II-104

> The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

> The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

> The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

> The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

> The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

> The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

> The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

May 21, 2010	II-105

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

> The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

> The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

> The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

> The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

> The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

> The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

May 21, 2010	II-106

> The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

> The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

> The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

> The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

> The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors –and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

May 21, 2010	II-107

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees will also consider whether a company’s severance payment and performance-based compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. In addition, as the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

May 21, 2010	II-108

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

> For companies subject to “co-determination,” the funds will vote on a case by- case basis for the election of nominees to the supervisory board.

> The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

> For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

> The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

May 21, 2010	II-109

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

> The funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

> The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

> The funds will withhold votes from the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

May 21, 2010	II-110

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

> The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

> The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

Corporate Governance

> The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

> The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

> The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

May 21, 2010	II-111

Compensation

> The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

> The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

> The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

> The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Other Business Matters

> The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

> The funds will vote for proposals permitting companies to issue regulatory reports in English.

> The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

Germany

> The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

May 21, 2010	II-112

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

As adopted February 12, 2010

May 21, 2010	II-113

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

May 21, 2010	II-114

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009.

May 21, 2010	II-115

Appendix B

Financial statements (excerpted from the most recent annual report)

May 21, 2010	II-116

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Floating Rate Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the “fund”), including the fund’s portfolio, as of February 28, 2010 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 13, 2010

20

The fund’s portfolio 2/28/10

SENIOR LOANS (87.1%)* [c]	Principal amount	Value

Advertising and marketing services (0.8%)
Lamar Media Corp. bank term loan FRN
Ser. B, 5 1/2s, 2012	$1,750,616	$1,746,240

Lamar Media Corp. bank term loan FRN
Ser. F, 5 1/2s, 2014	971,123	968,695

		2,714,935
Automotive (5.1%)
Allison Transmission, Inc. bank term
loan FRN Ser. B, 2.994s, 2014	3,734,632	3,420,105

Dana Corp. bank term loan FRN
4.563s, 2015	2,268,399	2,209,421

Federal Mogul Corp. bank term loan
FRN Ser. B, 2.168s, 2014	2,342,234	2,048,724

Federal Mogul Corp. bank term loan
FRN Ser. C, 2.168s, 2015	1,195,017	1,045,267

Ford Motor Co. bank term loan FRN
Ser. B, 3.259s, 2013	1,980,949	1,850,538

Lear Corp. bank term loan FRN 9s, 2012	1,000,000	1,001,250

Oshkosh Corp. bank term loan FRN
Ser. B, 6.258s, 2013	2,304,830	2,302,910

TRW Automotive, Inc. bank term loan
FRN Ser. B, 5s, 2016	3,000,000	3,005,001

United Components, Inc. bank term
loan FRN Ser. D, 2.249s, 2012	422,222	390,556

		17,273,772
Basic materials (7.0%)
Chemtura Corp. bank term loan FRN
Ser. B, 6s, 2011	1,000,000	1,004,375

Gentek Holding, LLC bank term loan
FRN Ser. B, 7s, 2014	2,000,000	2,010,000

Georgia-Pacific Corp. bank term loan
FRN Ser. C, 3.501s, 2014	637,150	635,717

Georgia-Pacific, LLC bank term loan
FRN Ser. B, 2.256s, 2012	1,027,956	1,003,928

Hexion Specialty Chemicals BV bank
term loan FRN Ser. C2, 2.563s, 2013
(Netherlands)	177,085	162,254

Hexion Specialty Chemicals, Inc. bank
term loan FRN Ser. C1, 2.563s, 2013	400,750	367,187

Johnsondiversey, Inc. bank term loan
FRN Ser. B, 5 1/2s, 2015	3,000,000	3,022,500

Lyondell Chemical Co. bank term loan
FRN 13s, 2010 U	1,000,000	1,040,750

Momentive Performance Materials, Inc.
bank term loan FRN 2 1/2s, 2013	992,877	906,497

Nalco Co. bank term loan FRN
6 1/4s, 2016	990,000	996,930

Nalco Co. bank term loan FRN
1.978s, 2016	2,000,000	1,980,000

Novelis, Inc. bank term loan FRN
Ser. B, 2.249s, 2014	2,107,393	2,035,891

Novelis, Inc. bank term loan FRN
Ser. B, 2.24s, 2014	957,872	925,372

Rockwood Specialties Group, Inc. bank
term loan FRN Ser. H, 6s, 2014	2,032,010	2,031,502

Smurfit-Stone Container Corp. bank
term loan FRN 4 1/2s, 2010	86,453	85,445

Smurfit-Stone Container Corp. bank
term loan FRN 3.059s, 2010	142,857	142,143

Smurfit-Stone Container Corp. bank
term loan FRN 2.479s, 2010	430,407	428,255

Smurfit-Stone Container Corp. bank
term loan FRN Ser. B, 2 1/2s, 2011	98,386	97,238

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Basic materials cont.
Smurfit-Stone Container Corp. bank
term loan FRN Ser. C, 2 1/2s, 2011	$185,442	$183,240

Smurfit-Stone Container Corp. bank
term loan FRN Ser. C1, 2 1/2s, 2011	56,067	55,401

Smurfit-Stone Container
Enterprises, Inc. bank term loan FRN
6 3/4s, 2016	2,390,000	2,371,059

Solutia, Inc. bank term loan FRN
7 1/4s, 2014	2,229,008	2,258,065

		23,743,749
Broadcasting (1.6%)
Clear Channel Communications, Inc.
bank term loan FRN Ser. B, 3.881s, 2016	1,147,560	901,040

Cumulus Media, Inc. bank term loan
FRN Ser. B, 4.229s, 2014	574,052	491,532

Sinclair Television Group, Inc. bank
term loan FRN Ser. B, 6 1/2s, 2015	1,000,000	1,005,000

Univision Communications, Inc. bank
term loan FRN Ser. B, 2.501s, 2014	3,600,000	3,094,877

		5,492,449
Building materials (1.5%)
Building Materials Corporation
of America bank term loan FRN
Ser. B, 6.003s, 2014	1,000,000	973,750

Building Materials Holdings Corp.
bank term loan FRN 3s, 2014	1,485,006	1,446,025

Goodman Global Holdings, Inc. bank
term loan FRN Ser. B, 6 1/4s, 2011	2,779,750	2,790,730

		5,210,505
Capital goods (6.0%)
Berry Plastics Group, Inc. bank term
loan FRN 2.254s, 2015	2,766,739	2,475,462

Blount, Inc. bank term loan FRN
Ser. B, 5 1/2s, 2010	240,933	240,029

Graham Packaging Co., LP bank term
loan FRN Ser. B, 2 1/2s, 2011	2,885,444	2,846,153

Hawker Beechcraft
Acquisition Co., LLC bank term loan
FRN 2.251s, 2014	104,673	77,033

Hawker Beechcraft
Acquisition Co., LLC bank term loan
FRN Ser. B, 2.236s, 2014	1,766,692	1,300,176

Hexcel Corp. bank term loan FRN
6 1/2s, 2014	1,501,500	1,505,254

Manitowoc Co., Inc. (The) bank term
loan FRN Ser. A, 4.813s, 2013	2,558,189	2,475,048

Mueller Water Products, Inc. bank
term loan FRN Ser. B, 5.247s, 2014	648,041	643,828

Polypore, Inc. bank term loan FRN
Ser. B, 2.49s, 2014	960,375	905,153

Rexnord Corp. bank term loan FRN
Ser. B, 2.791s, 2013	1,590,902	1,495,448

Sensata Technologies BV bank term
loan FRN 1.999s, 2013 (Netherlands)	1,799,394	1,688,057

Sequa Corp. bank term loan FRN
3.879s, 2014	1,588,548	1,452,954

TASC, Inc. bank term loan FRN Ser. A,
5 1/2s, 2014	300,000	301,250

TASC, Inc. bank term loan FRN Ser. B,
5 3/4s, 2014	700,000	704,667

Terex Corp. bank term loan FRN
Ser. D, 4.001s, 2013	1,400,000	1,358,875

Wesco Aircraft Hardware Corp. bank
term loan FRN 2.49s, 2013	984,409	950,570

		20,419,957

21

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Commercial and consumer services (2.3%)
Lender Processing Services, Inc. bank
term loan FRN Ser. B, 2.731s, 2014	$1,046,717	$1,044,100

Orbitz Worldwide, Inc. bank term loan
FRN Ser. B, 3.241s, 2014	1,681,300	1,585,326

Sabre, Inc. bank term loan FRN
2.485s, 2014	2,221,459	1,945,259

ServiceMaster Co. (The) bank term
loan FRN Ser. B, 2.744s, 2014	1,587,439	1,467,059

ServiceMaster Co. (The) bank term
loan FRN Ser. DD, 2.74s, 2014	158,085	146,097

Travelport, LLC bank term loan FRN Ser. B,
2.744s, 2013	501,300	470,108

Travelport, LLC bank term loan FRN
Ser. C, 10 1/2s, 2013	995,000	997,902

Travelport, LLC bank term loan FRN
2.751s, 2013	113,497	106,435

		7,762,286
Communication services (7.6%)
Atlantic Broadband Finance, LLC bank
term loan FRN 6 3/4s, 2013	1,908,665	1,875,264

Atlantic Broadband Finance, LLC bank
term loan FRN 2.51s, 2011	70,979	69,736

Cebridge Connections, Inc. bank term
loan FRN Ser. B, 2.252s, 2013	2,431,627	2,303,628

Charter Communications, Inc. bank
term loan FRN 2.756s, 2014	1,000,000	899,375

Charter Communications, Inc. bank
term loan FRN 2.26s, 2014	2,938,335	2,740,796

Digicel Group, Ltd. bank term loan
FRN 2.813s, 2012 (Jamaica)	1,666,700	1,604,199

Insight Midwest, LP bank term loan
FRN Ser. B, 2 1/4s, 2014	1,000,000	960,156

Intelsat Corp. bank term loan FRN
Ser. B2, 2.731s, 2011	242,377	230,410

Intelsat Corp. bank term loan FRN
Ser. B2-A, 2.731s, 2013	242,451	230,480

Intelsat Corp. bank term loan FRN
Ser. B2-C, 2.731s, 2013	242,377	230,410

Intelsat Jackson Holdings SA bank term
loan FRN 3.231s, 2014 (Luxembourg)	625,000	567,188

Intelsat Subsidiary Holding Co. SA bank term
loan FRN Ser. B, 2.731s, 2013 (Bermuda)	1,596,024	1,522,607

Level 3 Communications, Inc. bank
term loan FRN 2.501s, 2014	1,362,000	1,227,219

Level 3 Financing, Inc. bank term
loan FRN Ser. B, 11 1/2s, 2014	1,200,000	1,296,750

Mediacom Communications Corp. bank
term loan FRN Ser. C, 1.96s, 2015	1,578,853	1,486,490

Mediacom Communications Corp. bank
term loan FRN Ser. D2, 1.96s, 2015	873,000	823,012

MetroPCS Wireless, Inc. bank term
loan FRN 2 1/2s, 2013	2,634,119	2,537,810

Skype Technologies SA bank term loan
FRN Ser. B, 5.251s, 2015 (Luxembourg)	2,000,000	2,006,000

Towerco, LLC bank term loan FRN 6s, 2014	305,000	306,906

West Corp. bank term loan FRN
Ser. B2, 2.62s, 2013	2,834,094	2,734,458

		25,652,894
Consumer (1.6%)
Jarden Corp. bank term loan FRN
Ser. B1, 2.001s, 2012	1,452,965	1,440,857

Jarden Corp. bank term loan FRN
Ser. B2, 2.001s, 2012	628,302	618,092

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Consumer cont.
Reynolds Consumer Products, Inc. bank
term loan FRN Ser. B, 6 1/4s, 2015	$1,960,000	$1,972,250

Yankee Candle Co., Inc. bank term
loan FRN 2.24s, 2014	1,502,712	1,439,682

		5,470,881
Consumer cyclicals (0.8%)
Aramark Corp. bank term loan FRN
2.025s, 2014	176,574	168,438

Aramark Corp. bank term loan FRN
Ser. B, 2.126s, 2014	2,684,927	2,561,205

		2,729,643
Consumer staples (7.6%)
Claire’s Stores, Inc. bank term loan
FRN 3.001s, 2014	2,574,507	2,127,647

Constellation Brands, Inc. bank term
loan FRN Ser. B, 3s, 2015	650,027	641,553

Constellation Brands, Inc. bank term
loan FRN Ser. B, 1 3/4s, 2013	1,317,630	1,300,454

Dean Foods Co. bank term loan FRN
Ser. B, 1.635s, 2014	2,950,399	2,829,063

Dole Food Co., Inc. bank term loan
FRN Ser. B, 8s, 2013	344,351	344,351

Dole Food Co., Inc. bank term loan
FRN Ser. B, 5s, 2017	882,353	882,794

Dole Food Co., Inc. bank term loan
FRN Ser. C, 8s, 2013	1,117,257	1,117,257

Dole Food Co., Inc. bank term loan
FRN Ser. C, 5s, 2017	2,117,647	2,118,706

Dole Food Co., Inc. bank term loan
FRN Ser. C, 0.251s, 2013	198,010	198,010

NPC International, Inc. bank term
loan FRN Ser. B, 2s, 2013	958,486	916,552

Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 2.979s, 2014	2,931,164	2,751,223

Prestige Brands, Inc. bank term loan
FRN 4 1/2s, 2011	757,814	748,341

Revlon Consumer Products bank term
loan FRN Ser. B, 4.257s, 2012	2,000,000	1,968,126

Rite-Aid Corp. bank term loan FRN
9 1/2s, 2015	550,000	569,800

Rite-Aid Corp. bank term loan FRN
6s, 2014	992,462	944,434

Rite-Aid Corp. bank term loan FRN
Ser. B, 1.983s, 2014	1,532,799	1,361,957

Spectrum Brands, Inc. bank term loan
FRN 1 1/2s, 2013	147,162	146,886

Spectrum Brands, Inc. bank term loan
FRN Ser. B1, 8.001s, 2013	2,861,278	2,855,913

Supervalu, Inc. bank term loan FRN
Ser. B, 1.479s, 2012	2,101,917	2,037,903

		25,860,970
Energy (3.5%)
Atlas Pipeline Partners LP bank term
loan FRN Ser. B, 6 3/4s, 2014	1,204,347	1,196,820

Dresser, Inc. bank term loan FRN
2 1/2s, 2014	2,000,000	1,908,334

Energy Solutions, Inc. bank term loan
FRN Ser. A, 0.24s, 2013	69,338	67,951

EPCO Holding, Inc. bank term loan FRN
Ser. A, 1.231s, 2012	2,325,000	2,115,750

Helix Energy Solutions Group, Inc.
bank term loan FRN Ser. B, 2.231s, 2013	366,295	351,796

22

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Energy cont.
Hercules Offshore, Inc. bank term
loan FRN Ser. B, 6s, 2013	$1,357,054	$1,283,830

MEG Energy Corp. bank term loan FRN
6s, 2016 (Canada)	3,130,801	3,074,055

Targa Resources, Inc. bank term loan
FRN 6s, 2016	2,000,000	2,005,000

		12,003,536
Entertainment (4.0%)
AMC Entertainment, Inc. bank term
loan FRN 1.979s, 2013	2,051,630	1,984,525

Cedar Fair LP bank term loan FRN
1 1/2s, 2016	2,000,000	1,996,876

Cinemark USA, Inc. bank term loan FRN
2.006s, 2013	1,094,599	1,081,737

Hertz Corp. bank term loan FRN
0.253s, 2012	154,108	150,365

Hertz Corp. bank term loan FRN
Ser. B, 1.987s, 2012	837,465	817,127

Regal Cinemas, Inc. bank term loan
FRN Ser. B, 4.001s, 2013	761,481	761,746

Six Flags Theme Parks bank term loan
FRN 2.48s, 2015	1,727,373	1,703,621

Six Flags Theme Parks bank term loan
FRN Ser. B, 5 3/4s, 2016	1,705,000	1,689,229

Universal City Development Partners,
Ltd. bank term loan FRN Ser. B,
6 1/2s, 2014	3,275,000	3,293,422

		13,478,648
Financials (1.5%)
Capital Automotive LP bank term loan
FRN 2.73s, 2012	1,343,122	1,225,599

CB Richard Ellis Services, Inc. bank
term loan FRN Ser. B, 6s, 2013	1,362,014	1,340,732

HUB International Holdings, Inc. bank
term loan FRN 6 3/4s, 2014	655,358	644,503

Nuveen Investments, Inc. bank term
loan FRN Ser. B, 3.291s, 2014	2,215,680	1,927,642

		5,138,476
Gaming and lottery (4.2%)
CCM Merger, Inc. bank term loan FRN
Ser. B, 8 1/2s, 2012	2,354,251	2,319,919

Chester Down & Marina, LLC bank term
loan FRN 12 3/8s, 2016	981,250	986,156

Golden Nugget, Inc. bank term loan
FRN Ser. B, 3.26s, 2014	933,943	699,679

Golden Nugget, Inc. bank term loan
FRN Ser. DD, 3.258s, 2014	531,670	398,310

Green Valley Ranch Gaming, LLC bank
term loan FRN Ser. B, 2.249s, 2014	1,694,834	1,282,425

Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B, 9 1/2s, 2016	235,000	234,347

Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B1, 3.249s, 2015	815,003	657,096

Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B2, 3.249s, 2015	1,000,000	807,222

Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B3, 3.249s, 2015	1,433,899	1,155,408

Isle of Capri Casinos, Inc. bank term
loan FRN 2.001s, 2014	1,649,972	1,610,785

Isle of Capri Casinos, Inc. bank term
loan FRN Ser. A, 3.231s, 2014	511,058	498,920

Isle of Capri Casinos, Inc. bank term
loan FRN Ser. B, 3.231s, 2013	659,989	644,314

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Gaming and lottery cont.
Las Vegas Sands, LLC bank term loan
FRN 2.01s, 2014	$994,898	$865,146

Penn National Gaming, Inc. bank term
loan FRN Ser. B, 1.984s, 2012	2,066,096	2,023,225

		14,182,952
Health care (8.5%)
Biomet, Inc. bank term loan FRN
Ser. B, 3 1/4s, 2015	2,896,016	2,801,238

Community Health Systems, Inc. bank
term loan FRN Ser. B, 2.506s, 2014	3,375,197	3,153,700

Community Health Systems, Inc. bank
term loan FRN Ser. DD, 2.506s, 2014	157,640	147,295

DaVita, Inc. bank term loan FRN
Ser. B1, 1.744s, 2012	2,000,000	1,953,250

HCA, Inc. bank term loan FRN Ser. B,
2.501s, 2013	3,150,907	2,990,139

Health Management Associates, Inc.
bank term loan FRN 2.001s, 2014	2,257,873	2,127,732

Healthsouth Corp. bank term loan FRN
4.01s, 2014	817,205	812,438

Healthsouth Corp. bank term loan FRN
Ser. B, 2.51s, 2013	992,906	960,016

IASIS Healthcare Corp. bank term loan
FRN Ser. DD, 2.231s, 2014	360,369	343,101

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
7.62s, 2014	97,562	92,887

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
5.499s, 2014	506,990	462,628

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. B, 2.231s, 2014	1,041,295	991,399

IMS Health, Inc. bank term loan FRN
Ser. B, 5 1/4s, 2016	3,000,000	3,012,000

Psychiatric Solutions, Inc. bank term
loan FRN Ser. B, 2.095s, 2012	1,986,810	1,926,689

Select Medical Corp. bank term loan
FRN Ser. B, 2.251s, 2012	1,687,317	1,617,715

Surgical Care Affiliates, Inc. bank
term loan FRN Ser. B, 2.251s, 2014	1,648,096	1,536,850

United Surgical Partners
International, Inc. bank term loan
FRN 2.245s, 2014	1,082,083	1,010,846

Vanguard Health Systems, Inc. bank
term loan FRN 5s, 2016	3,000,000	3,003,750

		28,943,673
Homebuilding (1.0%)
Realogy Corp. bank term loan FRN
0.081s, 2013	813,579	717,429

Realogy Corp. bank term loan FRN
Ser. B, 3.251s, 2013	3,021,865	2,664,735

		3,382,164
Household furniture and appliances (0.5%)
National Bedding Co. bank term loan
FRN 2.305s, 2011	1,719,918	1,664,020

		1,664,020
Media (2.0%)
Affinion Group, Inc. bank term loan
FRN Ser. B, 2.731s, 2012	1,727,278	1,676,323

Dex Media West, LLC bank term loan
FRN Ser. A, 7 1/2s, 2014	1,208,440	1,152,248

23

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Media cont.
Nielsen Finance LLC/Nielsen
Finance Co. bank term loan FRN
Ser. B, 3.978s, 2016	$2,432,752	$2,355,424

Nielsen Finance LLC/Nielsen
Finance Co. bank term loan FRN
Ser. TA, 2.228s, 2013	864,346	814,029

QVC, Inc. bank term loan FRN
5.749s, 2014	503,331	503,803

R.H. Donnelley, Inc. bank term loan
FRN Ser. B, 9 1/4s, 2014	184,799	180,641

		6,682,468
Medical services (0.4%)
Sun Healthcare Group, Inc. bank term
loan FRN 0.151s, 2014	267,062	251,038

Sun Healthcare Group, Inc. bank term
loan FRN Ser. B, 2.305s, 2014	1,276,536	1,199,944

		1,450,982
Medical technology (0.8%)
Alliance Healthcare Services, Inc.
bank term loan FRN 5 1/2s, 2016	2,000,000	1,990,416

Fresenius SE bank term loan FRN
Ser. B1, 6 3/4s, 2014 (Germany)	534,538	537,322

Fresenius SE bank term loan FRN
Ser. B2, 6 3/4s, 2014 (Germany)	287,962	289,462

		2,817,200
Pharmaceuticals (0.9%)
Mylan, Inc./PA bank term loan FRN
Ser. B, 3.551s, 2014	2,948,874	2,911,604

		2,911,604
Publishing (2.5%)
Cenveo, Inc. bank term loan FRN
Ser. C, 4.753s, 2013	1,041,383	1,040,407

Cenveo, Inc. bank term loan FRN
Ser. DD, 4.753s, 2013	38,429	38,393

GateHouse Media, Inc. bank term loan
FRN 2.48s, 2014	175,000	81,288

GateHouse Media, Inc. bank term loan
FRN Ser. B, 2.24s, 2014	2,694,565	1,251,626

GateHouse Media, Inc. bank term loan
FRN Ser. DD, 2.231s, 2014	1,005,435	467,024

Thomas Learning bank term loan FRN
Ser. B, 2 3/4s, 2014	3,283,459	2,847,488

Tribune Co. bank term loan FRN
Ser. B, 5 1/4s, 2014 (In default) †	4,264,063	2,590,418

		8,316,644
Retail (3.9%)
Burlington Coat Factory
Warehouse Corp. bank term loan FRN
Ser. B, 2.504s, 2013	2,964,779	2,723,891

Dollar General Corp. bank term loan
FRN Ser. B1, 2.991s, 2014	2,475,717	2,401,790

J Crew Operating Corp. bank term loan
FRN Ser. B, 2.063s, 2013	69,093	65,638

Michaels Stores, Inc. bank term loan
FRN Ser. B, 2.519s, 2013	3,447,400	3,104,815

Neiman Marcus Group, Inc. (The) bank
term loan FRN Ser. B, 2.255s, 2013	3,307,650	2,968,802

Toys R Us, Inc. bank term loan FRN
4.481s, 2012	2,000,000	1,994,156

		13,259,092
Technology (4.5%)
Ceridian Corp. bank term loan FRN
3.245s, 2014	1,000,000	874,375

Compucom Systems, Inc. bank term loan
FRN 3.74s, 2014	534,001	504,631

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Technology cont.
First Data Corp. bank term loan FRN
Ser. B1, 2.98s, 2014	$2,209,783	$1,930,183

First Data Corp. bank term loan FRN
Ser. B3, 2.999s, 2014	1,810,113	1,574,547

Flextronics International, Ltd. bank
term loan FRN Ser. B, 2.501s, 2014
(Singapore)	236,738	223,619

Flextronics International, Ltd. bank
term loan FRN Ser. B, 2.49s, 2014
(Singapore)	823,849	778,194

Freescale Semiconductor, Inc. bank
term loan FRN 12 1/2s, 2014	1,142,616	1,173,086

Freescale Semiconductor, Inc. bank
term loan FRN Ser. B, 1.979s, 2013	2,463,564	2,267,250

ON Semiconductor Corp. bank term loan
FRN 2.001s, 2013	680,750	667,135

Reynolds & Reynolds Co. (The) bank
term loan FRN 2.251s, 2012	1,940,217	1,833,505

SunGard Data Systems, Inc. bank term
loan FRN 1.978s, 2014	170,600	163,456

SunGard Data Systems, Inc. bank term
loan FRN Ser. B, 3.873s, 2016	3,537,084	3,446,131

		15,436,112
Textiles (0.8%)
Hanesbrands, Inc. bank term loan FRN
5 1/4s, 2015	1,390,000	1,400,425

Levi Strauss & Co. bank term loan FRN
2.479s, 2014	1,400,000	1,295,875

		2,696,300
Tire and rubber (1.2%)
Cooper-Standard Automotive, Inc. bank
term loan FRN 5s, 2011	386,839	380,649

Cooper-Standard Automotive, Inc. bank
term loan FRN 5s, 2010	217,571	214,090

Cooper-Standard Automotive, Inc. bank
term loan FRN 5s, 2010	116,911	115,040

Cooper-Standard Automotive, Inc. bank
term loan FRN 5s, 2010	107,719	105,995

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. A, 5s, 2010	92,062	90,589

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. B, 5s, 2011	280,716	276,225

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. C, 5s, 2011	701,216	689,997

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. D, 5s, 2011	779,474	767,003

Goodyear Tire & Rubber Co. (The) bank
term loan FRN 2.34s, 2010	1,720,000	1,596,017

		4,235,605
Transportation (0.9%)
Swift Transportation Co., Inc. bank
term loan FRN 8 1/4s, 2014	3,152,589	2,917,131

		2,917,131
Utilities and power (4.1%)
Calpine Corp. bank term loan FRN
Ser. B, 3.135s, 2014	3,294,048	3,091,447

Dynegy Holdings, Inc. bank term loan
FRN 3.99s, 2013	156,823	153,042

Dynegy Holdings, Inc. bank term loan
FRN 3.99s, 2013	1,662,473	1,622,395

Mirant North America, LLC bank term
loan FRN 1.981s, 2013	2,050,506	1,960,429

NRG Energy, Inc. bank term loan FRN
1.996s, 2014	1,994,541	1,924,052

24

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. bank term loan
FRN 0.151s, 2014	$1,173,064	$1,131,606

Reliant Energy, Inc. bank term loan
FRN 0.209s, 2014	1,000,000	939,000

TXU Energy Corp. bank term loan
FRN Ser. B2, 3.729s, 2014	2,885,129	2,320,004

TXU Energy Corp. bank term loan
FRN Ser. B3, 3.729s, 2014	994,911	795,929

		13,937,904
Total senior loans (cost $295,862,710)		$295,786,552

CORPORATE BONDS
AND NOTES (9.5%)*	Principal amount	Value

Basic materials (1.1%)
Builders FirstSource, Inc. 144A company
guaranty sr. notes FRN 13s, 2016	$400,000	$406,000

FMG Finance Pty Ltd. 144A
sr. notes FRN 4.252s, 2011 (Australia)	1,000,000	985,000

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes FRN 3.881s, 2015	1,000,000	1,004,822

Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes
7 3/8s, 2012	795,000	808,913

Verso Paper Holdings, LLC/Verso
Paper, Inc. 144A sr. notes 11 1/2s, 2014	499,000	523,950

		3,728,685
Capital goods (0.5%)
General Cable Corp. company
guaranty sr. unsec. unsub. notes FRN
2.626s, 2015	740,000	645,650

Ryerson Tull, Inc. company
guaranty sr. notes FRN 7.624s, 2014	1,000,000	892,500

		1,538,150
Communication services (1.3%)
iPCS, Inc. company
guaranty sr. notes FRN 2.374s, 2013	1,440,000	1,324,800

Level 3 Financing, Inc. 144A company
guaranty FRN 4.14s, 2015	1,000,000	797,500

Qwest Corp. sr. notes FRN 3.504s, 2013	1,250,000	1,225,000

Sprint Nextel Corp. sr. unsec.
notes FRN 0.651s, 2010	1,000,000	991,324

		4,338,624
Consumer cyclicals (1.9%)
Aramark Corp. company
guaranty sr. unsec. notes FRN
3.749s, 2015	500,000	447,500

Federated Retail Holdings, Inc.
company guaranty sr. unsec.
notes 5.35s, 2012	1,000,000	1,030,000

Ford Motor Credit Co., LLC sr. unsec.
FRN 3.001s, 2012	2,200,000	2,046,367

Harry & David Operations Corp.
company guaranty sr. unsec.
notes FRN 5.252s, 2012	500,000	320,000

MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	147,000	146,633

Seminole Hard Rock
Entertainment, Inc. 144A
sr. notes FRN 2.754s, 2014	1,090,000	953,750

THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. notes 11s, 2013	1,506,666	1,581,999

		6,526,249

CORPORATE BONDS
AND NOTES (9.5%)* cont.	Principal amount	Value

Consumer staples (0.5%)
Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. FRN
2 3/4s, 2014	$1,000,000	$805,000

Libbey Glass, Inc. 144A
sr. notes 10s, 2015	1,000,000	1,035,000

		1,840,000
Energy (1.1%)
Forest Oil Corp. sr. notes 8s, 2011	650,000	680,875

OPTI Canada, Inc. 144A sr. notes 9s,
2012 (Canada)	1,595,000	1,622,913

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. FRN
3.876s, 2014	1,425,000	1,261,201

		3,564,989
Financials (0.3%)
GMAC, LLC company guaranty sr. unsec.
unsub. notes FRN Ser. *, 2.452s, 2014	1,000,000	855,496

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN 4 1/8s, 2014	190,000	157,225

		1,012,721
Health care (1.2%)
DaVita, Inc. company guaranty
6 5/8s, 2013	1,000,000	1,002,500

Elan Finance PLC/Elan Finance Corp.
company guaranty sr. unsec.
notes FRN 4 1/4s, 2011 (Ireland)	1,000,000	960,000

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	655,000	610,788

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	1,000,000	1,047,500

US Oncology Holdings, Inc. sr. unsec.
notes FRN 6.428s, 2012 ‡‡	568,000	536,760

		4,157,548
Technology (0.2%)
National Semiconductor Corp.
sr. unsec. notes FRN 0.504s, 2010	800,000	798,768

		798,768
Utilities and power (1.4%)
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	1,000,000	1,017,500

Consumers Energy Co. 1st mtge.
Ser. F, 4s, 2010	1,000,000	1,006,179

El Paso Corp. sr. unsec.
notes Ser. *, 7 3/4s, 2010	1,000,000	1,010,770

Ipalco Enterprises, Inc. sr. sec.
notes 8 5/8s, 2011	705,000	731,438

Teco Energy, Inc. sr. notes FRN
2.249s, 2010	1,000,000	1,001,583

		4,767,470

Total corporate bonds and notes (cost $32,553,022)		$32,273,204

COMMON STOCKS (—%)*	Shares	Value

Nortek, Inc. †	1,500	$55,500

Total common stocks (cost $52,500)		$55,500

25

SHORT-TERM INVESTMENTS (5.2%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.298%, November 18, 2010 ##	120,000	$119,653

U.S. Treasury Bills for an effective yield of 0.230%, August 26, 2010	39,000	38,962

Putnam Money Market Liquidity Fund [e]	17,666,121	17,666,121

Total short-term investments (cost $17,824,818)		$17,824,736

TOTAL INVESTMENTS

Total investments (cost $346,293,050)		$345,939,992

Key to holding’s abbreviations
FRN Floating Rate Notes

* Percentages indicated are based on net assets of $339,613,113.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at February 28, 2010.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 28, 2010. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

At February 28, 2010, liquid assets totaling $235,000 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRN are the current interest rates at February 28, 2010.

The dates shown on debt obligations are the original maturity dates.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/10

					Fixed payments
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	Unrealized
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	depreciation

JPMorgan Chase Bank, N.A.
Claire’s Stores, 9 5/8%, 6/1/15	Ca	$—	$235,000	6/20/12	230 bp	$(18,661)

Total						$(18,661)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

26

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$—	$55,500	$—

Total common stocks	—	55,500	—

Corporate bonds and notes	—	32,273,204	—

Senior loans	—	295,786,552	—

Short-term investments	17,666,121	158,615	—

Totals by level	$17,666,121	$328,273,871	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(18,661)	$2,078

Other financial instruments include swaps and receivable purchase agreement.

The following is a reconciliation of Level 3 assets as of February 28, 2010:

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	February 28,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	February 28,
	2009††	premiums	(loss)	(depreciation)†	sales	Level 3	2010††

Other financial instruments:	$2,206	$—	$—	$(128)	$—	$—	$2,078

† Includes $(128) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

27

Statement of assets and liabilities 2/28/10

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $328,626,929)	$328,273,871
Affiliated issuers (identified cost $17,666,121) (Note 6)	17,666,121

Cash	252,973

Interest and other receivables	2,027,304

Receivable for shares of the fund sold	3,709,137

Receivable for investments sold	5,542,982

Receivable for receivable purchase agreement (Note 2)	2,078

Total assets	357,474,466

LIABILITIES

Distributions payable to shareholders	571,878

Payable for investments purchased	15,438,604

Payable for purchases of delayed delivery securities
(Notes 1, 7 and 8)	331,941

Payable for shares of the fund repurchased	715,273

Payable for compensation of Manager (Note 2)	405,042

Payable for investor servicing fees (Note 2)	84,399

Payable for custodian fees (Note 2)	9,035

Payable for Trustee compensation and expenses (Note 2)	38,610

Payable for administrative services (Note 2)	2,001

Payable for distribution fees (Note 2)	122,212

Unrealized depreciation on swap contracts (Note 1)	18,661

Other accrued expenses	123,697

Total liabilities	17,861,353

Net assets	$339,613,113

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$414,291,720

Distributions in excess of net investment income (Note 1)	(249,269)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(74,059,697)

Net unrealized depreciation of investments	(369,641)

Total — Representing net assets applicable
to capital shares outstanding	$339,613,113

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($176,057,468 divided by 20,406,878 shares)	$8.63

Offering price per class A share (100/96.75 of $8.63)*	$8.92

Net asset value and offering price per
class B share ($8,880,520 divided by 1,029,846 shares)**	$8.62

Net asset value and offering price per
class C share ($62,008,235 divided by 7,191,104 shares)**	$8.62

Net asset value and redemption price per
class M share ($2,956,478 divided by 342,709 shares)	$8.63

Offering price per class M share (100/98.00 of $8.63)*	$8.81

Net asset value, offering price and redemption price per
class R share ($231,289 divided by 26,813 shares)	$8.63

Net asset value, offering price and redemption price per
class Y share ($89,479,123 divided by 10,363,851 shares)	$8.63

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28

Statement of operations Year ended 2/28/10

INVESTMENT INCOME

Interest (including interest income of $66,538 from
investments in affiliated issuers) (Note 6)	$16,532,255

Total investment income	16,532,255

EXPENSES

Compensation of Manager (Note 2)	1,961,736

Investor servicing fees (Note 2)	524,414

Custodian fees (Note 2)	27,493

Trustee compensation and expenses (Note 2)	27,890

Administrative services (Note 2)	18,505

Distribution fees — Class A (Note 2)	389,218

Distribution fees — Class B (Note 2)	72,652

Distribution fees — Class C (Note 2)	557,984

Distribution fees — Class M (Note 2)	10,591

Distribution fees — Class R (Note 2)	874

Other	267,043

Fees waived and reimbursed by Manager (Note 2)	(223,730)

Total expenses	3,634,670

Expense reduction (Note 2)	(1,388)

Net expenses	3,633,282

Net investment income	12,898,973

Net realized loss on investments (Notes 1 and 3)	(10,125,394)

Net realized gain on swap contracts (Note 1)	582,030

Net realized loss on futures contracts (Note 1)	(1,594)

Net realized loss on foreign currency transactions (Note 1)	(12,154)

Net unrealized appreciation of investments, swap
contracts and receivable purchase agreement during the year	78,759,643

Net gain on investments	69,202,531

Net increase in net assets resulting from operations	$82,101,504

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	2/28/10	2/28/09

Operations:

Net investment income	$12,898,973	$16,354,193

Net realized loss on investments and
foreign currency transactions	(9,557,112)	(53,718,628)

Net unrealized appreciation
(depreciation) of investments	78,759,643	(30,887,513)

Net increase (decrease) in net assets
resulting from operations	82,101,504	(68,251,948)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(6,738,824)	(9,773,195)

Class B	(318,741)	(584,827)

Class C	(2,008,521)	(3,266,249)

Class M	(111,381)	(179,648)

Class R	(7,309)	(6,191)

Class Y	(3,889,255)	(2,467,721)

Redemption fees (Note 1)	11,828	2,262

Increase (decrease) from capital share
transactions (Note 4)	60,079,330	(87,978,895)

Total increase (decrease) in net assets	129,118,631	(172,506,412)

NET ASSETS

Beginning of year	210,494,482	383,000,894

End of year (including distributions in
excess of net investment income of
$249,269 and $128,598, respectively)	$339,613,113	$210,494,482

The accompanying notes are an integral part of these financial statements.

29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from	From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	investment	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
February 28, 2010	$6.82	.35	1.81	2.16	(.35)	(.35)	—	$8.63	32.11	$176,057	1.10	4.28	54.09
February 28, 2009	8.90	.44	(2.09)	(1.65)	(.43)	(.43)	—	6.82	(19.09)	115,821	1.06	5.26	46.35
February 29, 2008	10.03	.64	(1.12)	(.48)	(.65)	(.65)	—	8.90	(5.04)	231,024	1.04	6.53	65.32
February 28, 2007	10.01	.62	— [e]	.62	(.60)	(.60)	—	10.03	6.43	341,400	1.04	6.20	89.22
February 28, 2006	10.04	.47	(.05)	.42	(.45)	(.45)	—	10.01	4.32	263,864	1.09	4.66	59.85

Class B
February 28, 2010	$6.81	.29	1.82	2.11	(.30)	(.30)	—	$8.62	31.37	$8,881	1.70	3.66	54.09
February 28, 2009	8.89	.39	(2.09)	(1.70)	(.38)	(.38)	—	6.81	(19.62)	8,083	1.66	4.67	46.35
February 29, 2008	10.03	.58	(1.12)	(.54)	(.60)	(.60)	—	8.89	(5.71)	16,752	1.64	5.93	65.32
February 28, 2007	10.01	.56	— [e]	.56	(.54)	(.54)	—	10.03	5.80	28,576	1.64	5.57	89.22
February 28, 2006	10.03	.40	(.03)	.37	(.39)	(.39)	—	10.01	3.81	25,633	1.69	4.02	59.85

Class C
February 28, 2010	$6.82	.28	1.81	2.09	(.29)	(.29)	—	$8.62	31.02	$62,008	1.85	3.52	54.09
February 28, 2009	8.89	.37	(2.07)	(1.70)	(.37)	(.37)	—	6.82	(19.63)	48,186	1.81	4.54	46.35
February 29, 2008	10.03	.56	(1.12)	(.56)	(.58)	(.58)	—	8.89	(5.87)	88,517	1.79	5.80	65.32
February 28, 2007	10.01	.55	— [e]	.55	(.53)	(.53)	—	10.03	5.67	114,234	1.79	5.48	89.22
February 28, 2006	10.03	.40	(.04)	.36	(.38)	(.38)	—	10.01	3.66	76,554	1.84	3.92	59.85

Class M
February 28, 2010	$6.82	.33	1.82	2.15	(.34)	(.34)	—	$8.63	31.91	$2,956	1.25	4.13	54.09
February 28, 2009	8.90	.43	(2.09)	(1.66)	(.42)	(.42)	—	6.82	(19.22)	2,040	1.21	5.17	46.35
February 29, 2008	10.03	.62	(1.11)	(.49)	(.64)	(.64)	—	8.90	(5.19)	5,637	1.19	6.41	65.32
February 28, 2007	10.01	.59	.02	.61	(.59)	(.59)	—	10.03	6.27	6,767	1.19	5.89	89.22
February 28, 2006	10.03	.41	.01 [f]	.42	(.44)	(.44)	—	10.01	4.31	14,928	1.24	4.23	59.85

Class R
February 28, 2010	$6.82	.33	1.81	2.14	(.33)	(.33)	—	$8.63	31.82	$231	1.35	4.05	54.09
February 28, 2009	8.90	.41	(2.08)	(1.67)	(.41)	(.41)	—	6.82	(19.31)	113	1.31	5.09	46.35
February 29, 2008	10.03	.60	(1.10)	(.50)	(.63)	(.63)	—	8.90	(5.26)	137	1.29	6.05	65.32
February 28, 2007	10.01	.58	.02	.60	(.58)	(.58)	—	10.03	6.18	353	1.29	5.78	89.22
February 28, 2006	10.03	.42	(.01)	.41	(.43)	(.43)	—	10.01	4.17	235	1.34	4.25	59.85

Class Y
February 28, 2010	$6.82	.37	1.81	2.18	(.37)	(.37)	—	$8.63	32.43	$89,479.85		4.52	54.09
February 28, 2009	8.90	.46	(2.09)	(1.63)	(.45)	(.45)	—	6.82	(18.89)	36,251.81		5.63	46.35
February 29, 2008	10.03	.66	(1.11)	(.45)	(.68)	(.68)	—	8.90	(4.82)	40,932.79		6.89	65.32
February 28, 2007	10.01	.63	.02	.65	(.63)	(.63)	—	10.03	6.73	3,524.79		6.29	89.22
February 28, 2006 †	10.01	.22	— [e]	.22	(.22)	(.22)	—	10.01	2.19 *	5,747	.34 *	2.20 *	59.85

* Not annualized.

† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

	2/28/10	2/28/09	2/29/08	2/28/07	2/28/06

Class A	0.07%	0.09%	0.02%	0.01%	0.03%

Class B	0.07	0.09	0.02	0.01	0.03

Class C	0.07	0.09	0.02	0.01	0.03

Class M	0.07	0.09	0.02	0.01	0.04

Class R	0.07	0.09	0.02	0.01	0.03

Class Y	0.07	0.09	0.02	0.01	<0.01

e Amount represents less than $0.01 per share.

f The amount of net realized and unrealized gain shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 2/28/10

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the “fund”) is a diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund will invest primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Effective April 5, 2010, the maximum front-end sales charge for class A and class M shares will be 1.00% and 0.75%, respectively. Effective April 5, 2010, class B shares will be subject to a contingent deferred sales charge, if those shares are redeemed within two years of purchase.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April 13, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange

32

rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the year ended February 28, 2010, the fund did not have any activity on purchased options nor written options contracts. For the year ended February 28, 2010, the transaction volume of futures contracts was minimal.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $638,000 on forward currency contracts for the year ended February 28, 2010.

H) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,400,000 on credit default swap contracts for the year ended February 28, 2010.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged

33

by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At February 28, 2010, the fund had a net liability position of $18,661 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $19,964.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At February 28, 2010, the fund had a capital loss carryover of $73,180,560 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$ 55,083	February 28, 2013

259,624	February 28, 2014

768,240	February 28, 2015

2,010,830	February 29, 2016

27,891,333	February 28, 2017

42,195,450	February 28, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2011, $227,428 of losses recognized during the period November 1, 2009 to February 28, 2010.

K) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, post-October loss deferrals, dividend payable and defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2010, the fund reclassified $54,387 to decrease distributions in excess of net investment income and $734 to increase paid-in-capital, with an increase to accumulated net realized loss of $55,121.

The tax basis components of distributable earnings and the federal tax cost as of February 28, 2010, were as follows:

Unrealized appreciation	$11,466,454
Unrealized depreciation	(12,463,968)

Net unrealized depreciation	(997,514)
Undistributed ordinary income	621,083
Capital loss carryforward	(73,180,560)
Post-October loss	(227,428)

Cost for federal income tax purposes	$346,937,506

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and
other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.72% of the first $5 billion, 0.67% of the next $5 billion, 0.62% of the next $10 billion, 0.57% of the next $10 billion, 0.52% of the next $50 billion, 0.50% of the next $50 billion, 0.49% of the next $100 billion, 0.485% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement was based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s distribution plans) would exceed an annual rate of 0.85% of the fund’s average net assets.

During the year ended February 28, 2010, the fund’s expenses were reduced by $223,730 as a result of the lower of the limits specified above.

34

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended February 28, 2010, the fund’s expenses were not reduced as a result of this limit.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $8,558 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the year ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended February 28, 2010, the fund’s expenses were reduced by $1,388 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $237, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. Effective April 5, 2010, the annual rates will be 0.45% and 0.30% of the average net assets attributable to class B and class M shares, respectively.

For the year ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,982 and $616 from the sale of class A and class M shares, respectively, and received $2,577 and $6,314 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received $63 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $212,280,606 and $153,951,413, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/10		Year ended 2/28/09

Class A	Shares	Amount	Shares	Amount

Shares sold	12,661,801	$99,099,973	7,176,182	$59,516,096

Shares issued in
connection with
reinvestment of
distributions	565,068	4,634,006	767,870	6,222,730

	13,226,869	103,733,979	7,944,052	65,738,826

Shares
repurchased	(9,810,940)	(78,571,067)	(16,916,390)	(132,450,248)

Net increase
(decrease)	3,415,929	$25,162,912	(8,972,338)	$(66,711,422)

35

	Year ended 2/28/10		Year ended 2/28/09

Class B	Shares	Amount	Shares	Amount

Shares sold	255,698	$2,058,405	241,980	$1,982,311

Shares issued in
connection with
reinvestment of
distributions	29,512	239,199	54,921	445,712

	285,210	2,297,604	296,901	2,428,023

Shares
repurchased	(441,451)	(3,499,910)	(994,281)	(8,115,826)

Net decrease	(156,241)	$(1,202,306)	(697,380)	$(5,687,803)

	Year ended 2/28/10		Year ended 2/28/09

Class C	Shares	Amount	Shares	Amount

Shares sold	2,344,564	$18,998,389	1,543,293	$12,858,056

Shares issued in
connection with
reinvestment of
distributions	160,232	1,304,595	249,986	2,012,310

	2,504,796	20,302,984	1,793,279	14,870,366

Shares
repurchased	(2,384,040)	(19,062,630)	(4,675,851)	(36,728,138)

Net increase
(decrease)	120,756	$1,240,354	(2,882,572)	$(21,857,772)

	Year ended 2/28/10		Year ended 2/28/09

Class M	Shares	Amount	Shares	Amount

Shares sold	86,108	$674,084	10,614	$87,099

Shares issued in
connection with
reinvestment of
distributions	11,732	95,927	18,019	146,716

	97,840	770,011	28,633	233,815

Shares
repurchased	(54,457)	(423,908)	(362,936)	(3,063,480)

Net increase
(decrease)	43,383	$346,103	(334,303)	$(2,829,665)

	Year ended 2/28/10		Year ended 2/28/09

Class R	Shares	Amount	Shares	Amount

Shares sold	16,379	$133,568	6,062	$44,285

Shares issued in
connection with
reinvestment of
distributions	886	7,288	772	6,119

	17,265	140,856	6,834	50,404

Shares
repurchased	(7,081)	(57,695)	(5,642)	(44,004)

Net increase	10,184	$83,161	1,192	$6,400

	Year ended 2/28/10		Year ended 2/28/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	11,164,858	$84,838,837	9,324,717	$68,977,845

Shares issued in
connection with
reinvestment of
distributions	97,267	797,150	57,859	453,714

	11,262,125	85,635,987	9,382,576	69,431,559

Shares
repurchased	(6,211,583)	(51,186,881)	(8,667,584)	(60,330,192)

Net increase	5,050,542	$34,449,106	714,992	$9,101,367

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

Market values of derivative instruments as of February 28, 2010

	Liability derivatives

	Statement of assets and	Market
Derivatives not accounted for as hedging instruments under ASC 815	liabilities location	value

Credit contracts	Payables	$18,661

Total		$18,661

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended February 28, 2010 (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Swaps	Total

Credit contracts	$—	$286,322	$286,322

Interest rate contracts	(1,330)	—	(1,330)

Total	$ (1,330)	$286,322	$284,992

36

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under		Forward currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$582,030	$582,030

Foreign exchange contracts	—	(16,154)	—	(16,154)

Interest rate contracts	(1,594)	—	—	(1,594)

Total	$(1,594)	$(16,154)	$582,030	$ 564,282

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $66,538 for the year ended February 28, 2010. During the year ended February 28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $218,490,848 and $200,824,727, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of February 28, 2010, the fund had unfunded loan commitments of $331,941, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Lyondell Chemical Co.	$331,941

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

37

PUTNAM FUNDS TRUST

Putnam Income Strategies Fund
Putnam Floating Rate Income Fund

FORM N-1A
PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Agreement and Declaration of Trust, as amended dated November 12, 2004 – Incorporated by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on June 28, 2005.

(b) By-Laws, as amended through July 21, 2000 – Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement filed on August 29, 2000.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights – Incorporated by reference to the Registrant's Initial Registration Statement filed on January 30, 1996.

(c)(2) Portions of By-Laws Relating to Shareholders' Rights – Incorporated by reference to the Registrant's Initial Registration Statement filed on January 30, 1996.


(d)(1) Management Contract with Putnam Investment Management, LLC dated January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement filed on April 15, 2010.

(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated May 15, 2008; schedule dated December 14, 2009 – Incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on March 31, 2010.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company dated May 15, 2008; schedule dated December 14, 2009 – Incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on March 31, 2010.


(e)(1) Distributor's Contract with Putnam Retail Management Limited Partnership dated August 3, 2007 – Incorporated by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement filed on August 27, 2007.


(e)(2) Form of Dealer Sales Contract – dated January 2010.

(e)(3) Form of Financial Institution Sales Contract – dated January 2010.


(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 – Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant's Registration Statement filed on January 28, 2005.


(g) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; schedule dated December 14, 2009 – Incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on March 31, 2010.

(h)(1) Amended and Restated Investor Servicing Agreement with Putnam Investment Management, LLC and Putnam Investors Services, Inc. dated January 1, 2009; schedule dated December 14, 2009 – Incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on March 31, 2010.


(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003 – Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement filed on May 28, 2004.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003 – Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement filed on May 28, 2004.


(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; schedule dated December 14, 2009 – Incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on March 31, 2010.

(i) Opinion of Ropes & Gray LLP, including consent – Incorporated by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement filed on September 10, 2004.

(j)(1) Consent of Independent Registered Public Accounting Firm - PWC

(j)(2) Consent of Independent Registered Public Accounting Firm - KPMG


(k) Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant – Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement filed on July 19, 1996.

(m)(1) Class A Distribution Plan and Agreement dated April 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

(m)(2) Class B Distribution Plan and Agreement dated April 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

(m)(3) Class C Distribution Plan and Agreement dated April 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

(m)(4) Class M Distribution Plan and Agreement dated April 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

(m)(5) Class R Distribution Plan and Agreement dated May 8, 2003 – Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on January 30, 2004.

(m)(7) Form of Dealer Service Agreement – Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed on June 30, 1997.

(m)(8) Form of Financial Institution Service Agreement – Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on July 19, 1996.

(n) Rule 18f-3 Plan dated April 2009 – Incorporated by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement filed on June 26, 2009.

(p)(1) The Putnam Funds Code of Ethics dated September 11, 2009 – Incorporated by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement filed on October 20, 2009.

(p)(2) Putnam Investments Code of Ethics dated June 2010.

Item 29. Persons Controlled by or under Common Control with Fund

As of April 30, 2010, Putnam Investments Holdings, LLC owned 73.44% of the class A shares of Putnam Asia Pacific Equity Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 56.33% of the class M shares of Putnam Asia Pacific Equity Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 79.33% of the class R shares of Putnam Asia Pacific Equity Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 76.29% of the class A shares of Putnam Asset Allocation-Equity Portfolio.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 98.01% of the class R shares of Putnam Capital Spectrum Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 55.19% of the class R shares of Putnam Emerging Markets Equity Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 34.37 % of the class A shares of Putnam Global Consumer Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 34.19% of the class M shares of Putnam Global Consumer Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 100.00% of the class R shares of Putnam Global Consumer Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 39.50% of the class A shares of Putnam Global Energy Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 92.98% of the class R shares of Putnam Global Energy Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 54.89% of the class A shares of Putnam Global Financials Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 80.26% of the class M shares of Putnam Global Financials Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 100.00% of the class R shares of Putnam Global Financials Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 65.59% of the class A shares of Putnam Global Industrials Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 60.27% of the class M shares of Putnam Global Industrials Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 100.00% of the class R shares of Putnam Global Industrials Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 76.82% of the class B shares of Putnam Global Sector Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 100.00% of the class M shares of Putnam Global Sector Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 100.00% of the class R shares of Putnam Global Sector Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 36.87% of the class A shares of Putnam Global Technology Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 100.00% of the class R shares of Putnam Global Technology Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 87.33% of the class A shares of Putnam Global Telecommunications Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 91.73% of the class M shares of Putnam Global Telecommunications Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 100.00% of the class R shares of Putnam Global Telecommunications Fund.

As of April 30, 2010, Putnam Investments Holdings, LLC owned 100.00% of the class R shares of Putnam Income Strategies Fund.

Item 30. Indemnification

The information required by this item is incorporated herein by reference from the Registrant's initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-07513).

Item 31. Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is One Post Office Square, Boston, Massachusetts 02109. The address of the Sub-Manager is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Name and Title	Non-Putnam business, profession, vocation or
employment
Steven W. Curbow	Prior to December 2008, Senior Vice President
Senior Vice President	Director of Research, Independence Investments,
Putnam Investment Management, LLC	160 Federal Street, Boston, MA 02110

Item 32. Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Income-Growth Trust, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Equity Fund,

Putnam Funds Trust, The Putnam Fund for Growth and Income, The George Putnam Fund of Boston, Putnam Global Equity Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, Putnam Global Health Care Fund, Putnam Global Utilities Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New Opportunities Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam RetirementReady® Funds, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam U.S. Government Income Trust, Putnam Variable Trust, Putnam Vista Fund and Putnam Voyager Fund.

(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person listed below is One Post Office Square, Boston, MA 02109.

Name	Position and Office with the
Underwriter

Aaron III Jefferson F.	Senior Vice President

Ahearn Paul D.	Vice President

Amisano Paulette Cusick	Vice President

Babcock III Warren W.	Senior Vice President

Balfour Renee	Assistant Vice President

Barnett William E.	Senior Vice President

Bartony Paul A.	Senior Vice President

Black Robert W.	Vice President

Boornazian Aram R.	Assistant Vice President

Borden Richard S.	Senior Vice President

Bumpus James F.	Managing Director

Bunker Christopher M.	Senior Vice President

Burke Brian M.	Vice President

Burns Robert T.	Managing Director

Cahill Daniel J.	Assistant Vice President

Callahan Lea H	Vice President

Campbell Christopher F.	Vice President

Capece John P.	Vice President

Card Victoria R.	Vice President

Carney Jeffrey R.	Senior Managing Director

Casey David M.	Senior Vice President

Cass William D.	Senior Vice President

Chapman Frederick	Senior Vice President

Clark James F.	Senior Vice President

Colman Donald M.	Senior Vice President

Coneeny Mark L.	Managing Director

Connolly William T.	Senior Managing Director

Cooley Jonathan A.	Senior Vice President

Corbett Dennis T.	Senior Vice President

Craig Casey R.	Vice President

Crilly Lindsay T.	Vice President

Cristo Chad H.	Managing Director

Curtin Brian	Senior Vice President

Daley Eric Hugh	Senior Vice President

Daly Elizabeth Paul	Vice President

DeAngelis Adam	Senior Vice President

DeGregorio Jr. Richard A.	Vice President

Demery Thomas R.	Vice President

Dewey Jr. Paul S.	Managing Director

DiBuono Jeffrey P.	Vice President

DiPietro Daniel S.	Assistant Vice President

Donadio Joyce M.	Senior Vice President

Druker Linda A.	Assistant Vice President

Duffy Anne Marie	Vice President

Economou Stefan G.	Vice President

Eidelberg Kathleen E.	Vice President

Evans Adam Christopher	Senior Vice President

Favaloro Beth A.	Managing Director

Filmore Benjamin R.	Senior Vice President

Fleming Pamela B.	Vice President

Fleming Robert A.	Vice President

Forcione Carlo N.	Vice President

Foster Laura G.	Senior Vice President

Gentile Donald A.	Vice President

Gentile, Lauren K.	Assistant Vice President

Geraigery Mark F.	Assistant Vice President

Greeley Jr. Robert E.	Vice President

Greenwood Julie M.	Senior Vice President

Halloran James E.	Senior Vice President

Hancock Nancy E.	Vice President

Harrington Terese A.	Assistant Vice President

Harrison Paul	Senior Vice President

Hartigan Maureen A.	Senior Vice President

Hayes Alexander D.	Vice President

Homer Edward M.	Assistant Vice President

Houtekamer Leendert
Pieter	Senior Vice President

Hoyt Paula J.	Senior Vice President

Hughes Rosemary A.	Vice President

Iskandar Anthony Michael	Vice President

Kapinos Peter J.	Senior Vice President

Kay Karen R.	Managing Director

Kealty Joseph M.	Vice President

Keith Pamela J.	Vice President

Kelley Brian J.	Managing Director

Kelly A. Siobhan	Senior Vice President

Kennedy Daniel J.	Senior Vice President

Kersten Charles N.	Senior Vice President

Kinsman Anne M.	Senior Vice President

Kotsiras Steven	Senior Vice President

Lacascia Charles M.	Managing Director

Lacour Jayme J.	Vice President

Leahy Jon F.	Vice President

Lecce Vincent L.	Vice President

Leonard Glynn M.	Managing Director

Leveille Robert R. *	Managing Director

Levy Norman S.	Senior Vice President

Lewis Benjamin Herbert	Managing Director

Lieberman Samuel L.	Senior Vice President

Loehning III, William F.	Vice President

Lohmeier Andrew	Senior Vice President

Maher Stephen B.	Vice President

Maher James M.	Vice President

Mahoney Julie M.	Senior Vice President

Martin David M.	Senior Vice President

Martin Paul J.	Senior Vice President

Martino Eric M.	Assistant Vice President

Marzelli Kristine	Assistant Vice President

Mattucci John T.	Senior Vice President

McCarthy Anne B.	Vice President

McCloy Andrew P.	Vice President

McCollough Martha J.	Assistant Vice President

McDaries Jane S.	Assistant Vice President

McDermott Robert J.	Senior Vice President

McKenna Mark J.	Managing Director

Mehta Ashok	Senior Vice President

Miller Daniel R.	Vice President

Minor Sean Charles	Vice President

Minsk Judith	Senior Vice President

Molesky Kevin P.	Senior Vice President

Morais Joseph	Vice President

Murphy III Edmund F.	Managing Director

Nakamura Denise-Marie	Senior Vice President

Nichols Leslie G.	Vice President

Nickodemus John P.	Managing Director

Norcross George H.	Senior Vice President

O'Connor Brian P.	Senior Vice President

Perkins Erin M.	Senior Vice President

Petitti Joseph P.	Senior Vice President

Pheeney Bradford S.	Vice President

Pheeney Douglas K.	Vice President

Pike John R.	Managing Director

Powers Michele M.	Assistant Vice President

Pulkrabek Scott M.	Senior Vice President

Puzzangara John C.	Senior Vice President

Quinn Kyle C.	Vice President

Reid Sandra L.	Senior Vice President

Riccardella Paul A.	Vice President

Ritter Jesse D.	Vice President

Rodammer Kris	Senior Vice President

Saunders Catherine A.	Managing Director

Scanlon Sharon Rose	Senior Vice President

Schepp, Peter Paul Wilhelm	Senior Vice President

Short Jr. Harold P.	Managing Director

Signorello Stephen	Assistant Vice President

Sipple, Scott C.	Managing Director

Skomial Victoria S.	Assistant Vice President

Sloane Melissa A.	Vice President

Snyder Scott Joseph	Assistant Vice President

Spence David L.	Vice President

Spigelmeyer III Carl M.	Senior Vice President

Steingarten Brie A.E.	Vice President

Stern Derek	Vice President

Stuart James F.	Senior Vice President

Sullivan Brian L.	Senior Vice President

Sullivan Daniel John	Vice President

Sullivan Elaine M.	Managing Director

Taber Rene B.	Senior Vice President

Tate Stephen J.	Senior Vice President

Tolmie Ryan J.	Assistant Vice President

Tucker Jason A.	Managing Director

Tyrie David C.	Managing Director

Valentin-Hess Carmen	Vice President

Wallace Stephen	Senior Vice President

Watson Stefanie H.	Vice President

Wilde Michael R.	Vice President

Williams Brie P.	Senior Vice President

Wolff Meredith M.	Senior Vice President

Zannino David J.	Vice President

*Mr. Leveille is Vice President and Chief Compliance Officer of the Registrant.


Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are the Registrant's Clerk, Judith Cohen; the Registrant's investment adviser, Putnam Investment Management, LLC (PIM); the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodian, State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing, and bookkeeping services); and the Registrant’s transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM and Putnam Investor Services, Inc. is One Post Office Square, Boston, Massachusetts 02109. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110 and 2 Avenue de Lafayette, Boston, Massachusetts 02111.

Item 34. Management Services

None.

Item 35. Undertakings

None.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Funds Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 28th day of June, 2010.


Putnam Funds Trust

By: /s/ Jonathan S. Horwitz, Executive Vice President,
Treasurer, Principal Executive Officer and Compliance Liaison

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of Putnam Funds Trust has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title
John A. Hill*	Chairman of the Board and Trustee
Jameson A. Baxter*	Vice Chairman of the Board and Trustee
Robert L. Reynolds*	President and Trustee
Jonathan S. Horwitz**	Executive Vice President, Treasurer, Principal Executive Officer and
Compliance Liaison
Steven D. Krichmar*	Vice President and Principal Financial Officer
Janet C. Smith*	Vice President, Assistant Treasurer and Principal Accounting Officer
Ravi Akhoury*	Trustee
Charles B. Curtis*	Trustee
Robert J. Darretta*	Trustee
Myra R. Drucker*	Trustee
Paul L. Joskow*	Trustee
Elizabeth T. Kennan*	Trustee
Kenneth R. Leibler*	Trustee
Robert E. Patterson*	Trustee
George Putnam, III*	Trustee
W. Thomas Stephens*	Trustee
Richard B. Worley*	Trustee
By: /s/ Jonathan S. Horwitz, as Attorney-in-Fact
June 28, 2010

* Signed pursuant to power of attorney filed in Post-
Effective Amendment No. 93 to the Registrant’s
Registration Statement filed on June 26, 2009.
**Signed pursuant to power of attorney filed in Post-
Effective Amendment No. 101 to the Registrant’s
Registration Statement filed on January 15, 2010.

EXHIBIT INDEX

Item 28 Exhibit


(e)(2) Form of Dealer Sales Contract dated January 2010.

(e)(3) Form of Financial Institution Sales Contract dated January 2010.

(j)(1) Consent of Independent Registered Public Accounting Firm - PWC

(j)(2) Consent of Independent Registered Public Accounting Firm - KPMG

(p)(2) Putnam Investments Code of Ethics dated June 2010.
